 Filed pursuant to Rule 497
 Registration No. 333-230336
PROSPECTUS SUPPLEMENT
(to Prospectus dated April 19, 2019)
Capitala Finance Corp.
Up to $50,000,000
Common Stock

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate.
We have entered into an Open Market Sale AgreementSM, dated December 31, 2019 (the “Sales Agreement”), with Jefferies LLC (“Jefferies”) relating to shares of our common stock, $0.01 par value per share, offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the Sales Agreement, we may offer and sell shares of our common stock having an aggregate offering price of up to $50.0 million from time to time through Jefferies acting as sales agent, at our discretion.
Our common stock is traded on the Nasdaq Global Select Market under the symbol “CPTA.” On December 27, 2019, the last reported sales price on the Nasdaq Global Select Market for our common stock was $8.53 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of September 30, 2019 was $9.40.
Upon our delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, Jefferies may sell shares of our common stock by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Jefferies will act as sales agent using its commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between Jefferies and us. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.
Jefferies will be entitled to compensation at a fixed commission rate of up to 3.0% of the gross proceeds of each sale of shares of our common stock. See “Plan of Distribution” beginning on page S-30 for additional information regarding the compensation to be paid to Jefferies. In connection with the sale of our common stock on our behalf, Jefferies will be deemed to be an “underwriter” within the meaning of the Securities Act and the compensation of Jefferies will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to Jefferies with respect to certain liabilities, including liabilities under the Securities Act.
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. The offering price per share of our common stock, less commission payable to Jefferies, will not be less than the net asset value per share of our common stock at the time of the sale, except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. In this regard, on May 2, 2019, our stockholders voted to allow us to issue common stock at a price below the then current net asset value per share during a period beginning on May 2, 2019 and expiring on the earlier of the (i) one year anniversary of the date of the 2019 annual stockholders meeting and (ii) the date of our 2020 annual stockholders meeting, which is expected to be held in April 2020, so long as the shares to be issued do not exceed 25% of the then outstanding common stock immediately prior to each such offering (the “Stockholder Approval”). In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. Continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of securities. We may sell shares of our common stock in this “at the market offering” at a price below our then-current net asset value per share, to the extent permitted by the Stockholder Approval. See “Sales of Common Stock Below Net Asset Value” in this prospectus supplement.
In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 24 of the accompanying prospectus and under similar headings in the other documents that are incorporated by reference into the accompanying prospectus, to read about factors you should consider, including the risk of leverage, before investing in our common stock.
This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We may also authorize one or more free writing prospectuses to be provided to you in connection with this offering. Please read this prospectus supplement and the accompanying prospectus, including the documents incorporated by reference herein and therein, and any related free writing prospectus before investing in our common stock and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement and the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Jefferies
December 31, 2019

PROSPECTUS SUPPLEMENT
PROSPECTUS
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ABOUT THIS PROSPECTUS SUPPLEMENT
You should rely only on the information included or incorporated by reference in this prospectus supplement, the accompanying prospectus, or in any free writing prospectuses prepared by or on behalf of us that relates to this offering of common stock. Neither we nor Jefferies have authorized any other person to provide you with different information from that contained in, or incorporated by reference in, this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement, the accompanying prospectus and any free writing prospectus prepared by or on behalf of us that relates to this offering of common stock do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information included in this prospectus supplement, the accompanying prospectus or in any free writing prospectus is complete and accurate only as of their respective dates, and any information incorporated by reference herein or therein is complete and accurate as of the date of the document incorporated by reference containing such information, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.
This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference into this prospectus supplement and the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. Please carefully read this prospectus supplement and the accompanying prospectus together with any exhibits and the additional information described under “Available Information,” “Summary,” and “Incorporation of Certain Information By Reference” in this prospectus supplement and “Available Information,” “Incorporation of Certain Information By Reference,” “Prospectus Summary” and “Risk Factors” in the accompanying prospectus before you make an investment decision.
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SUMMARY
This summary highlights some of the information in this prospectus supplement and the accompanying prospectus, or incorporated by reference herein or therein. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in the accompanying prospectus and the documents incorporated by reference herein and therein, and the other information included in this prospectus supplement, the accompanying prospectus, any free writing prospectus relating to this offering and the documents incorporated by reference in this prospectus supplement and the accompanying prospectus.
Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:
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CapitalSouth Partners Fund I Limited Partnership (“Fund I”);

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CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);

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CapitalSouth Partners Fund II Limited Partnership (“Fund II”);

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CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and

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CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have elected to be regulated as BDCs under the 1940 Act.
Except where the context suggests otherwise:
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“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,

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“Capitala Investment Advisors,” the “Investment Advisor” or “investment adviser” refer to Capitala Investment Advisors, LLC,

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the “Administrator” or the “administrator” refers to Capitala Advisors Corp.,

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the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and

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the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus supplement, we use the term “lower and traditional middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $4.5 million to $30.0 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).
Capitala Finance Corp.
We are an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a BDC under the 1940 Act. We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. We are managed by Capitala Investment Advisors, an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. provides the administrative services necessary for us to operate. For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the SBIC Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest in first lien loans, second lien loans and subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.
Our Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $4.5 million and $30.0 million in trailing twelve month EBITDA. We believe our focus on direct lending to private companies enables us to receive higher interest rates and more substantial equity participation. As part of that strategy, we may invest in first-lien loans, which have a first priority security interest in all or some of the borrower’s assets. In addition, our first lien loans may include positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second lien loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. We also may invest in second lien loans, which have a second priority security interest in all or substantially all of the borrower’s assets. In addition to first and second lien loans, we invest in subordinated loans, which may include mezzanine and other types of junior debt investments. Like second lien loans, our subordinated loans typically have a second lien on all or substantially all of the borrower’s assets; however, the principal difference between subordinated loans and second lien loans is that in a subordinated loan, we may be subject to the interruption of cash interest payments, at the discretion of the first lien lender, upon certain events of default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.
We typically will not limit the size of our loan commitments to a specific percentage of a borrower’s assets that serve as collateral for our loan, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of September 30, 2019, our investment adviser underwrote investments in more than 150 lower middle-market and traditional middle-market companies totaling more than $1.7 billion of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.
Capitala Investment Advisors
We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower middle-market and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring more than 150 portfolio companies totaling more than $1.7 billion of invested capital from 2000 through September 30, 2019. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to smaller and lower middle-market companies. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Capitala Private Credit Fund V, L.P. (“Fund V”), a private investment limited partnership, and a private investment vehicle (referred to herein as “Capitala Specialty Lending Corp.” or “CSLC”), both of which provide financing solutions to lower middle-market and traditional middle-market companies. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the staff of the SEC, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do expect to make, and have made, co-investments with Fund V and/or CSLC given their similar investment strategies.
On June 1, 2016, the SEC issued an exemptive order (the “Order”), which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Advisor or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Order. Pursuant to the Order, the Company is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company’s stockholders and is consistent with its then-current objectives and strategies.
Our Investment Advisor is led by Joseph B. Alala, III, our chief executive officer, chairman of our Board of Directors, and the managing partner and chief investment officer of our Investment Advisor, M. Hunt Broyhill, a member of the Board of Directors and a partner of our Investment Advisor, Stephen A. Arnall, our chief financial officer and chief operating officer, and John F. McGlinn, a managing director of our Investment Advisor. Messrs. Alala, Broyhill and McGlinn serve as our Investment Advisor’s investment committee. They are assisted by seventeen investment professionals.
Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than 15 years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower middle-market and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate Structure and History
Set forth below is a diagram of our current organizational structure:

(1)
Capitala Finance also owns 100% of the general partners of each of Fund II and Fund III. These general partners do not hold any portfolio investments.

(2)
Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

On May 26, 2017, we issued $50.0 million in aggregate principal amount of 5.75% fixed-rate convertible notes due on May 31, 2022 (the “2022 Convertible Notes”). On June 26, 2017, we issued an additional $2.1 million in aggregate principal amount of the 2022 Convertible Notes pursuant to a partial exercise of the underwriters’ overallotment option. Interest is payable quarterly. The 2022 Convertible Notes are listed on the Nasdaq Capital Market under the trading symbol “CPTAG” with a par value $25.00 per share.
On May 16, 2017, we issued $70.0 million in aggregate principal amount of 6.0% fixed-rate notes due May 31, 2022 (the “2022 Notes”). On May 25, 2017, we issued an additional $5.0 million in aggregate principal amount of the 2022 Notes pursuant to a partial exercise of the underwriters’ overallotment option. The 2022 Notes will mature on May 31, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2019 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest is payable quarterly. The 2022 Notes are listed on the Nasdaq Global Select Market under the trading symbol “CPTAL” with a par value $25.00 per share.
On October 17, 2014, the Company entered into a senior secured revolving credit agreement (as amended, the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility currently provides for borrowings up to $60.0 million and may be increased up to $150.0 million pursuant to its “accordion” feature. The Credit Facility matures on April 30, 2022. As of December 27, 2019, we had no borrowings outstanding and $60.0 million available under the Credit Facility.
Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR (subject to a floor of zero), as applicable, plus 3.50% (in the case of eurocurrency loans) or (ii) 2.50% plus the highest of  (A) a prime rate, (B) the Federal Funds rate plus 0.50%, (C) three month LIBOR plus 1.00% and (D) zero (in the case of alternate base rate loans), in each case of the preceding clauses (i) and (ii), subject to a 0.50% step-down in pricing when certain conditions are met. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of  (a) 0.75% per annum on the unutilized portion of the aggregate commitments under the Credit Facility on each day when the utilized portion of the aggregate commitments is less than 35% for such day, and (b) 0.50% per annum on the unutilized portion of the aggregate commitments under the Credit Facility on each day when the utilized portion of the aggregate commitments is equal to or greater than 35% for such day.
Our Portfolio
As of September 30, 2019, the investments in our portfolio were comprised of approximately $279.8 million in debt investments and $91.6 million in equity investments and warrants across 40 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 11.5% as of September 30, 2019, which includes a cash component of approximately 10.7% and a payment-in-kind (“PIK”) interest component of approximately 0.8%. PIK interest represents contractually deferred interest added to the investment balance that is generally due at the end of the investment term and recorded as income on an accrual basis to the extent such amounts are expected to be collected.
As of September 30, 2019, the debt investments in our portfolio had a weighted average time to maturity of 2.2 years. Our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.
The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of September 30, 2019.
Mix of Investments by Security Type

Mix of Investments by Industry
Mix of Investments by Region
Market Opportunity
We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 20-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets.

We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.
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Strong Demand For Capital Coupled with Fewer Providers.   We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

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Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;

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the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

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the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

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More Conservative Deal Structures and Attractive Return Profiles.   As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).
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Underserved Capital Markets.   We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:
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Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets.   Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina, Fort Lauderdale, Florida, Atlanta, Georgia, Los Angeles, California, and Dallas, Texas. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.
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Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns.   Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on senior, cash flow-based “unitranche” debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of September 30, 2019, the weighted average annualized yield of our debt investments was approximately 11.5%, which includes a cash component of approximately 10.7% and a PIK interest component of approximately 0.8%. Additional information regarding our portfolio is set forth under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and incorporated by reference into this prospectus supplement.

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Disciplined Underwriting Policies and Rigorous Portfolio Management.   We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.

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Lower-Cost SBA-Guaranteed Debentures.   As a licensed SBIC, our wholly owned subsidiary, Fund III, has issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund III as an SBIC.

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Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.   Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding. In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
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Experienced Management Team with Proven Track Record.   We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than 15 years, and have an average of over 20 years of experience in finance-related fields. These four investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of more than 150 portfolio companies totaling more than $1.7 billion of invested capital through September 30, 2019. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

Summary Risk Factors
An investment in our common stock involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See “Risk Factors” in the accompanying prospectus and in any free writing prospectuses we have authorized for use in connection with this offering, and information under similar headings in the documents that are incorporated by reference into this prospectus supplement and the accompanying prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings, for a discussion of factors you should carefully consider before deciding to invest in our common stock. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in Capitala Finance. We primarily invest in securities that are rated below investment grade, or would be rated below investment grade if they were rated, and these securities are commonly referred to as “junk bonds” and have predominantly speculative investment characteristics. Investing in Capitala Finance involves other risks, including the following:
•
We have a limited operating history as a BDC.

•
Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.

•
We depend upon Capitala Investment Advisors’ key personnel for our future success.

•
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

•
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•
We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

•
To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

•
A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

•
We may experience fluctuations in our quarterly and annual results.

•
We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification for tax treatment as a RIC under the Code.

•
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

•
Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.

•
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

•
Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

•
An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

•
Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

•
The lack of liquidity in our investments may adversely affect our business.

•
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

•
Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•
The market price of our common stock may fluctuate significantly.

•
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

•
The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

Operating and Regulatory Structure
Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiary, Fund III, has also elected to be treated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company” in the accompanying prospectus. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus and “Additional Material U.S. Federal Income Tax Considerations” in this prospectus supplement.
Our investment activities are managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement” in the accompanying prospectus. We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement” in the accompanying prospectus.
Joseph B. Alala, III, our chief executive officer, president and chairman of our Board of Directors is the managing partner and chief investment officer of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.
Our Corporate Information
Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement.

THE OFFERING
Common stock offered by us
Shares of our common stock having an aggregate offering price of up to $50.0 million.
Shares of common stock outstanding as of December 27, 2019
16,189,636
Plan of Distribution
“At the market offering” that may be made from time to time through Jefferies, using commercially reasonable efforts. See “Plan of Distribution” on page S-30 of this prospectus supplement.
Use of Proceeds
We plan to use the net proceeds from the sale of our common stock pursuant to this prospectus supplement and the accompanying prospectus for new investments in portfolio companies in accordance with our investment objective and strategies, as described in this prospectus supplement and the accompanying prospectus, and for general working capital purposes. We may also use a portion of the net proceeds from this offering to equitize a new SBIC subsidiary, to repay any indebtedness (which will be subject to reborrowing), to pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. See “Use of Proceeds.”
Sales of Common Stock Below Net Asset Value
The offering price per share of our common stock, less any commission payable to Jefferies, may be less than the net asset value per share of our common stock at the time of the sale to the extent permitted by the terms of the Stockholder Approval and under such other circumstances as the SEC may permit. In this regard, on May 2, 2019, our stockholders voted to allow us to issue shares of common stock at a price below the then current net asset value per share during a period beginning on May 2, 2019 and expiring on the earlier of the (i) one year anniversary of the date of the 2019 annual stockholders meeting and (ii) the date of our 2020 annual stockholders meeting, which is expected to be held in April 2020, so long as the shares to be issued do not exceed 25% of the then outstanding common stock immediately prior to each such offering. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. We may sell shares of our common stock in this “at the market offering” at a price below our then-current net asset value per share, to the extent permitted by the Stockholder Approval. See “Sales of Common Stock Below Net Asset Value” in this prospectus supplement.
Distributions
To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold. See “Price Range of Common Stock and Distributions” in this prospectus supplement.
Taxation
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” in this prospectus supplement and “Certain U.S. Federal Income Tax Considerations” in the accompanying prospectus and “Additional Material U.S. Federal Income Tax Considerations” in this prospectus supplement.
Nasdaq Global Select Market symbol of common stock
“CPTA”
Risk Factors
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” in our most recent Annual Report on Form 10-Kand our most recent Quarterly Report on Form 10-Q, each of which is incorporated by reference in this prospectus supplement, in the accompanying prospectus, and in any free writing prospectuses we have authorized for use in connection with this offering, and under similar headings in the documents that are filed with the SEC on or after the date hereof and are incorporated by reference into this prospectus supplement and the accompanying prospectus, to read about factors you should consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “Capitala Finance,” or “us” or that “we” or “Capitala Finance” will pay fees or expenses, Capitala Finance will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Capitala Finance. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	3.0%(1)
Offering expenses borne by us (as a percentage of offering price)	0.6%(2)
Dividend reinvestment plan fees (per sales transaction fee)	$15.00(3)
Total stockholder transaction expenses (as a percentage of offering price)	3.6%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	4.73%(4)
Incentive fees payable from Net Investment Income	1.17%(5)
Incentive fees payable from Capital Gains	0.00%(5)
Interest payments on borrowed funds	8.21%(6)
Other expenses	3.02%(7)
Acquired funds fees and expenses	0.13%(8)
Total annual expenses	17.26%(9)

(1)
Represents the maximum commission with respect to the shares of our common stock being sold in this offering, which we will pay to Jefferies in connection with sales of shares of our common stock effected by Jefferies in this offering.

(2)
The offering expenses of this offering are estimated to be approximately $275,000.

(3)
If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of  $15.00 plus a $0.10 per share brokerage commission from the proceeds. The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan. For additional information, see “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)
Reflects our gross base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. The gross base management fee reflected in the table above is based on the nine months ended September 30, 2019. See “Investment Advisory Agreement” in the accompanying prospectus.

(5)
Assumes that annual incentive fees earned by Capitala Investment Advisors remain consistent with the incentive fees earned by Capitala Investment Advisors during the nine months ended September 30, 2019 and includes accrued capital gains incentive fee, if any. As of September 30, 2019, Capitala Investment Advisors has accrued no capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the nine months ended September 30, 2019.

On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause our quarterly net investment income to be less than the distribution payments declared by our Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by us. However, because this is a voluntary waiver that is not guaranteed to last indefinitely, the incentive fee reflected in the above table is presented on a gross basis and does not take into account the voluntary fee waiver. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of the accompanying prospectus.
(6)
In addition to our existing SBA-guaranteed debentures, 2022 Notes, and 2022 Convertible Notes, we may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with any borrowings are indirectly borne by our stockholders. As of September 30, 2019, we had approximately $75.0 million of 2022 Notes, and $52.1 million of 2022 Convertible Notes outstanding. For purposes of this calculation, we have assumed that the September 30, 2019 amounts of 2022 Notes and 2022 Convertible Notes remain outstanding, and have computed interest expense using an assumed interest rate of 6.0% for the 2022 Notes, and 5.75% for the 2022 Convertible Notes which were the rates payable as of September 30, 2019. We have assumed $150.0 million of SBA guaranteed debentures outstanding. We have computed interest expense using an assumed interest rate of 3.56%. We have also assumed borrowings of $25.0 million under the Credit Facility at an interest rate equal to 4.75% per annum.

(7)
“Other expenses” include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, and expenses relating to the dividend reinvestment plan, for the nine months ended September 30, 2019.

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in Capitala Senior Loan Fund II (“CSLF II”). No management fee is charged on our investment in CSLF II in connection with the administrative services provided to CSLF II. As CSLF II is structured as a private joint venture, no management fees are paid by CSLF II. Future expenses for CSLF II may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$156	$418	$625	$973

The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.
While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding the dividend reinvestment plan in the accompanying prospectus.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS
Information included or incorporated by reference in this prospectus supplement, the accompanying prospectus and in any free writing prospectus relating to this offering of common stock may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The matters described in the section titled “Risk Factors” in the accompanying prospectus, and our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q, which are each incorporated by reference in this prospectus supplement and the accompanying prospectus, as well as subsequent filings with the SEC, or in any free writing prospectus relating to this offering, and certain other factors noted throughout, or incorporated by reference in, this prospectus supplement, the accompanying prospectus and in any free writing prospectus relating to this offering, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. The forward-looking statements included or incorporated by reference in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:
•
our future operating results;

•
our business prospects and the prospects of our portfolio companies;

•
the impact of investments that we expect to make;

•
our contractual arrangements and relationships with third parties;

•
the dependence of our future success on the general economy and its impact on the industries in which we invest;

•
the ability of our portfolio companies to achieve their objectives;

•
our expected financings and investments;

•
the adequacy of our cash resources and working capital; and

•
the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•
an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

•
a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•
interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

•
the risks, uncertainties and other factors we identify in “Risk Factors” in the accompanying prospectus and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, each of which is incorporated by reference herein.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q and in other documents that we may file with the SEC, as well as in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus supplement and the accompanying prospectus or, with respect to any information incorporated by reference herein or therein, are based on information available to us as of the date of the document incorporated by reference containing such information, regardless of the time of their delivery or sale of our common stock, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, including at market prices prevailing at the time of sale, at prices related to prevailing market prices or at other negotiated prices. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of  $50.0 million in aggregate amount of our common stock available under this “at the market offering” pursuant to this prospectus supplement and the accompanying prospectus, we anticipate that the net proceeds of this offering remaining available to us will be approximately $48.2 million after deducting the sales commission payable to Jefferies and estimated offering expenses payable by us.
We plan to use the net proceeds from the sale of our common stock pursuant to this prospectus supplement and the accompanying prospectus for new investments in portfolio companies in accordance with our investment objective and strategies, as described in this prospectus supplement and the accompanying prospectus, and for general working capital purposes. We may also use a portion of the net proceeds from this offering to equitize a new SBIC subsidiary, to repay any indebtedness (which will be subject to reborrowing), to pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments.
We estimate that it will take three to six months for us to substantially invest the net proceeds of this offering made pursuant to this prospectus supplement, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal.
Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the Nasdaq Global Select Market under the symbol “CPTA.” The following table sets forth, for each fiscal quarter within the two most recent fiscal years and the current fiscal year, the range of high and low intraday sales prices of our common stock as reported on the Nasdaq Global Select Market, the premium (discount) of sales price to our net asset value (“NAV”) and the distributions declared by us for each fiscal quarter.
Fiscal Year Ended	NAV Per Share(1)		Sales Price		Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)	Declared Distributions Per Share(3)
			High	Low
December 31, 2019
Fourth Quarter (through December 27, 2019)	$	*	$9.12	$8.07	*%	*%	$0.25
Third Quarter		$9.40	$9.99	$7.34	6.3%	(21.9)%	$0.25
Second Quarter		$9.55	$9.69	$7.97	1.5%	(16.5)%	$0.25
First Quarter		$11.61	$8.74	$6.83	(24.7)%	(41.2)%	$0.25
December 31, 2018
Fourth Quarter		$11.88	$8.80	$6.46	(25.9)%	(45.6)%	$0.25
Third Quarter		$12.71	$9.05	$8.29	(28.8)%	(34.8)%	$0.25
Second Quarter		$13.71	$8.60	$7.66	(37.3)%	(44.1)%	$0.25
First Quarter		$13.66	$8.15	$6.88	(40.3)%	(49.6)%	$0.25
December 31, 2017
Fourth Quarter		$13.91	$10.00	$7.12	(28.1)%	(48.8)%	$0.25
Third Quarter		$14.21	$13.57	$8.67	(4.5)%	(39.0)%	$0.39
Second Quarter		$14.97	$14.43	$12.85	(3.6)%	(14.2)%	$0.39
First Quarter		$15.71	$14.65	$13.00	(6.7)%	(17.3)%	$0.39

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.

(3)
Unless otherwise noted, represents the distribution paid or to be paid in the specified quarter. Unless otherwise indicated, no payments included a return of capital.

*
Not determinable at the time of filing

The last reported price for our common stock on December 27, 2019, was $8.53 per share. As of December 27, 2019, there were 36 holders of record of our common stock.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on September 25, 2013, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of December 27, 2019, shares of our common stock traded at a discount of approximately (9.3%) of the NAV attributable to those shares as of September 30, 2019. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.
In order to qualify for tax treatment as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to timely distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must timely distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income that we recognized in preceding years but was not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including the possible loss of our qualification for tax treatment as a RIC. We cannot assure stockholders that they will receive any distributions.
To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.
We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.
The following table reflects our distributions, including dividends and returns of capital, if any, per share that have been declared by our Board of Directors during fiscal years ended 2019, 2018, and 2017.
Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2019	January 24, 2019	January 30, 2019	$0.0833
January 2, 2019	February 27, 2019	February 27, 2019	$0.0833
January 2, 2019	March 28, 2019	March 28, 2019	$0.0833
April 2, 2019	April 19, 2019	April 27, 2019	$0.0833
April 2, 2019	May 22, 2019	May 30, 2019	$0.0833
April 2, 2019	June 20, 2019	June 28, 2019	$0.0833
July 1, 2019	July 23, 2019	July 30, 2019	$0.0833
July 1, 2019	August 22, 2019	August 29, 2019	$0.0833
July 1, 2019	September 20, 2019	September 27, 2019	$0.0833
October 1, 2019	October 22, 2019	October 29, 2019	$0.0833
October 1, 2019	November 22, 2019	November 29, 2019	$0.0833
October 1, 2019	December 23, 2019	December 30, 2019	$0.0833
Total Distributions Declared and Distributed for 2019			$1.00

Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2018	January 22, 2018	January 1, 2018	$0.0833
January 2, 2018	February 20, 2018	February 27, 2018	$0.0833
January 2, 2018	March 23, 2018	March 29, 2018	$0.0833
April 2, 2018	April 19, 2018	April 27, 2018	$0.0833
April 2, 2018	May 22, 2018	May 30, 2018	$0.0833
April 2, 2018	June 20, 2018	June 28, 2018	$0.0833
July 2, 2018	July 23, 2018	July 30, 2018	$0.0833
July 2, 2018	August 23, 2018	August 30, 2018	$0.0833
July 2, 2018	September 20, 2018	September 27, 2018	$0.0833
October 1, 2018	October 23, 2018	October 30, 2018	$0.0833
October 1, 2018	November 21, 2018	November 29, 2018	$0.0833
October 1, 2018	December 20, 2018	December 28, 2018	$0.0833
Total Distributions Declared and Distributed for 2018			$1.00

Date Declared	Record Date	Payment Date	Amount Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.13
January 3, 2017	February 20, 2017	February 27, 2017	$0.13
January 3, 2017	March 23, 2017	March 30, 2017	$0.13
April 3, 2017	April 19, 2017	April 27, 2017	$0.13
April 3, 2017	May 23, 2017	May 29, 2017	$0.13
April 3, 2017	June 21, 2017	June 29, 2017	$0.13
July 3, 2017	July 21, 2017	July 28, 2017	$0.13
July 3, 2017	August 23, 2017	August 30, 2017	$0.13
July 3, 2017	September 20, 2017	September 28, 2017	$0.13
October 2, 2017	October 23, 2017	October 30, 2017	$0.0833
October 2, 2017	November 21, 2017	November 29, 2017	$0.0833
October 2, 2017	December 20, 2017	December 28, 2017	$0.0833
Total Distributions Declared and Distributed for 2017			$1.42
Tax characteristics of all distributions paid by us are reported to stockholders on Form 1099 after the end of the calendar year. Our future distributions, if any, will be determined by our Board of Directors.

SENIOR SECURITIES
Information about the Company’s senior securities as of December 31, 2018, 2017, 2016, 2015, 2014 and 2013 and as of September 30, 2019, and information about Fund II’s and Fund III’s senior securities as of December 31, 2012, 2011, 2010 and 2009 are shown in the following table. The reports of  (i) Ernst & Young LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2018, 2017, 2016, 2015, 2014 and 2013, and (ii) Dixon Hughes Goodman LLP, Fund II’s and Fund III’s auditor, on the senior securities table as of December 31, 2012 and 2011, are attached as, or incorporated by reference to, exhibits to the registration statement of which this prospectus is a part. The information as of December 31, 2010 and 2009 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(6)	Asset Coverage per Unit(2)(6)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Capitala Finance Corp.
Credit Facility(5)
2019 (as of September 30, 2019)	$—	$2,200	—	N/A
2018	10,000	2,400	—	N/A
2017	9,000	2,600	—	N/A
2016	44,000	2,600	—	N/A
2015	70,000	2,500	—	N/A
2014	—	1,800	—	N/A
2022 Notes
2019 (as of September 30, 2019)	$75,000	$2,200	—	$1,005
2018	75,000	2,400	—	996
2017	75,000	2,600	—	1,014
2022 Convertible Notes
2019 (as of September 30, 2019)	$52,087	$2,200	—	$1,000
2018	52,087	2,400	—	984
2017	52,087	2,600	—	1,001
SBA-guaranteed debentures
2019 (as of September 30, 2019)	$150,000	N/A	—	N/A
2018	165,700	N/A	—	N/A
2017	170,700	N/A		N/A
2016	170,700	N/A	—	N/A
2015	184,200	N/A	—	N/A
2014	192,200	$1,800	—	N/A
2013	202,200	2,300	—	N/A
2014 Notes
2016	$113,438	$2,600	—	$1,006
2015	113,438	2,500	—	1,020
2014	113,438	1,800	—	1,036
Fund II SBA-guaranteed debentures
2012	$52,200	$2,000	—	N/A
2011	52,200	1,600	—	N/A
2010	36,500	1,600	—	N/A
2009	36,500	1,500	—	N/A
Fund III SBA-guaranteed debentures
2012	$125,000	$1,700	—	N/A
2011	90,000	1,700	—	N/A
2010	33,000	1,900	—	N/A
2009	—	—	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. Amounts are rounded to the nearest $1,000.
(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable except for the 2014 Notes, the 2022 Notes and the 2022 Convertible Notes which are publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit.

(5)
As of September 30, 2019, there was no outstanding balance on the Credit Facility. As of December 27, 2019, there was no outstanding balance on the Credit Facility.

(6)
We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of September 30, 2019 and December 31, 2018, 2017, 2016, and 2015 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the asset coverage ratio we are required to satisfy under the 1940 Act.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Certain U.S. Federal Income Tax Considerations.” This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement, and all of which are subject to change which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and potentially proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
At our 2019 Annual Stockholders Meeting, subject to certain determinations required to be made by our Board of Directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 2, 2019 and expiring on the earlier of the one year anniversary of the date of the 2019 Annual Stockholders Meeting and the date of our 2020 Annual Stockholders Meeting, which is expected to be held in April 2020. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. The Company does not presently intend to sell shares of its common stock at a price that is more than 20% lower than the Company’s then current net asset value, absent extenuating circumstances, including, but not limited to, circumstances that would require the Company to raise equity capital in order to avoid defaulting on its debt obligations. However, since our IPO in September 2013, we have not sold any shares of our common stock at a price below our then current net asset value per share. Any offering of our common stock that requires Stockholder Approval must occur, if at all, within one year after receiving such Stockholder Approval. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. For additional information, see “Sales of Common Stock Below Net Asset Value” in the accompanying prospectus.
The Company may sell shares of its common stock at a price below net asset value per share from time to time under this “at the market offering.” The Board of Directors has determined that the following conditions have been met:
•
a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•
a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Our net asset value per share as of September 30, 2019 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $9.40.
In making a determination that a possible offering of common stock below our net asset value per share, including an offering pursuant to this “at the market offering,” is in our and our stockholders’ best interests, our Board of Directors considered a variety of factors including:
•
The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•
The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•
The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•
Whether the proposed offering price would closely approximate the market value of our shares;

•
The potential market impact of being able to raise capital during the current financial market difficulties;

•
The nature of any new investors anticipated to acquire shares in this offering;

•
The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from this offering, if any; and

•
The leverage available to us, both before and after any offering, and the terms thereof.

Our Board of Directors also considered the fact that sales of shares of common stock at a discount will benefit our Investment Advisor because it will earn additional investment management fees on the proceeds of such offering, as it would from the offering of any of our other securities or from the offering of common stock at a premium to net asset value per share.
Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share will result in an immediate dilution to many of our existing common stockholders even if they participate in such sale.
Impact on Existing Stockholders who do not participate in this offering
Our existing stockholders who do not participate in this offering or who do not buy additional shares in the secondary market at the same or lower price we obtain in this offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in this offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in this offering.
	Prior to Sale Below NAV	Example 1 10.0% Offering 10.0% Discount		Example 2 20.0% Offering 100.0% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.76	—	$0.001	—
Net proceeds per Share to Issuer	—	$8.46	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	16,161,075	17,777,183	10.00%	19,393,290	20.00%
NAV per Share	$9.40	$9.31		$7.83
Share Dilution to Stockholder
Shares Held by Stockholder A	161,611	161,611	—	161,611	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$1,518,810	$1,505,003	(0.91)%	$1,265,702	(16.66)%
Total Investment by Stockholder A (Assumed to Be $9.40 per Share)	$1,518,810	$1,518,810	—	$1,518,810	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(13,807)	—	$(253,108)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.31	—	$7.83	—
Investment per Share Held by Stockholder A (Assumed to be $9.40 per Share on Shares Held Prior to Sale)	$9.40	$9.40	—	$9.40	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.57)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.91)%	—	(16.66)%

(1)
Assumes 3.6% in selling compensation and expenses paid by Capitala Finance Corp.

Impact on Existing Stockholders who do participate in this offering
Our existing stockholders who participate in this offering or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of this offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to this offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. The following table illustrates the level of NAV dilution that would be experienced by a participating stockholder in this offering.
	Prior to Sale Below NAV	Example 1 – 50.0% Participation 20.0% Offering 20.0% Discount		Example 2 – 150.0% Participation 20.0% Offering 20.0% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$7.79	—	$7.79	—
Net proceeds per Share to Issuer	—	$7.52	—	$7.52	—
Increase to Shares and Decrease to NAV
Total Shares Outstanding	16,161,075	19,393,290	20.00%	19,393,290	20.00%
NAV per Share	$9.40	$9.08	(3.33)%	$9.08	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	161,611	177,772	—	210,094	—
Percentage of Shares Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$1,518,810	$1,615,001	6.33%	$1,908,638	25.67%
Total Investment by Stockholder A (Assumed to Be $9.40 per Share)	—	$1,644,689	—	$1,896,447	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)	—	$(29,688)	—	$12,191	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.08	—	$9.08	—
Investment per Share Held by Stockholder A (Assumed to be $9.40 per Share on Shares Held Prior to Sale)	$9.40	$9.25	(1.56)%	$9.03	(3.95)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share less Investment per Share)	—	$(0.17)	—	$0.06	—
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.81)%	—	0.64%

(1)
Assumes 3.6% in selling compensation and expenses paid by Capitala Finance Corp.

Impact on New Investors
Investors who are not currently stockholders, but who participate in this offering and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in this offering and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. The following table illustrates the level of NAV dilution that would be experienced by a new investor in this offering.
	Prior to Sale Below NAV	Example 1 – 1.0% New Investor 10.0% Offering 10.0% Discount		Example 2 – 1.0% New Investor 20.0% Offering 100.0% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.76	—	$0.001	—
Net proceeds per Share to Issuer	—	$8.46	—	$0.001	—
Increase to Shares and Decrease to NAV
Total Shares Outstanding	16,161,075	17,777,183	10.00%	19,393,290	20.00%
NAV per Share	$9.40	$9.31	(0.91)%	$7.83	(16.66)%
Dilution/Accretion to Participating New Investor A
Share Dilution
Shares Held by New Investor A	—	16,161	—	32,322	—
Percentage of Shares Held by New Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by New Investor A	$—	$150,500	—	$253,140	—
Total Investment by New Investor A (At Price to Public)	$—	$141,614	—	$33	—
Total Dilution to New Investor A (Change in Total NAV Held By New Investor)		$8,886	—	$253,107	—
NAV Dilution/Accretion per Share
NAV per Share Held by New Investor A	—	$9.31	—	$7.83	—
Investment per Share Held by New Investor A (Assumed to be $9.40 per Share on Shares Held Prior to Sale)	—	$8.76	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by New Investor A (NAV per Share less Investment per Share)	—	$0.55	—	$7.83	—
NAV Dilution/Accretion per Share Experienced by New Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	6.28%	—	99.99%

(1)
Assumes 3.6% in selling compensation and expenses paid by Capitala Finance Corp.

PLAN OF DISTRIBUTION
We have entered into a Sales Agreement with Jefferies, under which we may offer and sell up to $50.0 million of our shares of common stock from time to time through Jefferies acting as agent. Sales of our shares of common stock, if any, under this prospectus supplement and the accompanying prospectus will be made by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act.
Each time we wish to issue and sell shares of common stock under the Sales Agreement, we will notify Jefferies of the number of shares to be issued, the dates on which such sales are anticipated to be made, any limitation on the number of shares to be sold in any one day and any minimum price below which sales may not be made. Once we have so instructed Jefferies, unless Jefferies declines to accept the terms of such notice, Jefferies has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such shares up to the amount specified on such terms. The obligations of Jefferies under the Sales Agreement to sell our shares of common stock are subject to a number of conditions that we must meet.
The settlement of sales of shares between us and Jefferies is generally anticipated to occur on the second trading day following the date on which the sale was made. Sales of our shares of common stock as contemplated in this prospectus supplement will be settled through the facilities of The Depository Trust Company or by such other means as we and Jefferies may agree upon. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
We will pay Jefferies a commission of up to 3.0% of the aggregate gross proceeds we receive from each sale of our shares of common stock. Because there is no minimum offering amount required as a condition to close this offering, the actual total public offering amount, commissions and proceeds to us, if any, are not determinable at this time. In addition, we have agreed to reimburse Jefferies for the fees and disbursements of its counsel, payable upon execution of the Sales Agreement, in an amount not to exceed $50,000 and certain ongoing expenses. We estimate that the total expenses for the offering, excluding any commissions or expense reimbursement payable to Jefferies under the terms of the Sales Agreement, will be approximately $275,000. The remaining sale proceeds, after deducting any other transaction fees, will equal our net proceeds from the sale of such shares.
Jefferies will provide written confirmation to us before the open on The Nasdaq Global Select Market on the day following each day on which shares of common stock are sold under the Sales Agreement. Each confirmation will include the number of shares sold on that day, the aggregate gross proceeds of such sales and the proceeds to us.
In connection with the sale of the shares of common stock on our behalf, Jefferies will be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of Jefferies will be deemed to be underwriting commissions or discounts. We have agreed to indemnify Jefferies against certain civil liabilities, including liabilities under the Securities Act. We have also agreed to contribute to payments Jefferies may be required to make in respect of such liabilities.
The offering of our shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of  (i) the sale of all shares of common stock subject to the Sales Agreement and (ii) the termination of the Sales Agreement as permitted therein. We and Jefferies may each terminate the Sales Agreement at any time upon ten days’ prior notice.
This summary of the material provisions of the Sales Agreement does not purport to be a complete statement of its terms and conditions. A copy of the Sales Agreement will be filed as an exhibit to a current report on Form 8-K filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in this prospectus supplement.
Jefferies and its affiliates may in the future provide various investment banking, commercial banking, financial advisory and other financial services for us and our affiliates, for which services they may in the future receive customary fees. In the course of its business, Jefferies may actively trade our securities for its own account or for the accounts of customers, and, accordingly, Jefferies may at any time hold long or short positions in such securities.

A prospectus supplement and the accompanying prospectus in electronic format may be made available on a website maintained by Jefferies, and Jefferies may distribute the prospectus supplement and the accompanying prospectus electronically.
The principal business address of Jefferies is 520 Madison Avenue, New York, New York 10022.

LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, District of Columbia. Jefferies LLC is being represented in connection with this offering by Cooley LLP, New York, New York.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about us and the common stock being offered by this prospectus supplement and the accompanying prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus supplement or the accompanying prospectus.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
We incorporate by reference in this prospectus supplement the documents listed below and any reports and other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering (such reports and other documents deemed to be incorporated by reference into this prospectus supplement and to be part hereof from the date of filing of such reports and other documents); provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC pursuant to the Exchange Act will not be incorporated by reference into this prospectus supplement:
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our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 4, 2019;

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our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 6, 2019;

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our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 5, 2019;

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our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 4, 2019;

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our Current Reports on Form 8-K filed with the SEC on February 28, 2019, October 15, 2019, December 26, 2019, and Item 5.07 of our Current Report on Form 8-K filed with the SEC on May 6, 2019;

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our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 11, 2019; and

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the description of our Common Stock referenced in our Registration Statement on Form 8-A, as filed with the SEC on September 24, 2013, including any amendment or report filed for the purpose of updating such description prior to the termination of this offering.

To obtain copies of these filings, see “Available Information” in this prospectus supplement.

PROSPECTUS
Capitala Finance Corp.
$500,000,000
Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities
We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed under the Small Business Investment Company Act (“SBIC”), we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We are managed by Capitala Investment Advisors, LLC, and Capitala Advisors Corp. provides the administrative services necessary for us to operate.
We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission may permit.
The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.
Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA”. On April 16, 2019, the last reported sales price on the NASDAQ Global Select Market for our common stock was $8.70 per share. Our 6.0% notes due 2022 are traded on the NASDAQ Global Select Market under the symbol “CPTAL”. On April 16, 2019, the last reported sales price on the NASDAQ Global Select Market for our 6.0% notes due 2022 was $25.15. Our 5.75% convertible notes due 2022 are traded on the NASDAQ Capital Market under the symbol “CPTAG”. On April 16, 2019, the last reported sales price on the NASDAQ Global Select Market for our 5.75% convertible notes due 2022 was $25.03.
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 24 of this prospectus, and in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we may authorize for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus, to read about factors you should consider, including the risk of leverage, before investing in our securities.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.
This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (“SEC”). This information is available free of charge by contacting us by mail at 4201 Congress St., Suite 360, Charlotte, NC 28209, by telephone at (704) 376-5502 or on our website at http://www.capitalagroup.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus or any supplement hereto and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus or any supplement hereto.
The date of this prospectus is April 19, 2019.

You should rely only on the information contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus, any prospectus supplement or in any free writing prospectus prepared by or on behalf of us or to which we have referred you. You must not rely upon any information or representation not contained in this prospectus, any such prospectus supplements or any free writing prospectuses as if we had authorized it. This prospectus, any such prospectus supplements or any free writing prospectuses do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in, or incorporated by reference in, this prospectus, any such prospectus supplements or any free writing prospectuses is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.
i

ii

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission (“SEC”), using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), the Company may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the offerings of securities that we may conduct pursuant to this prospectus. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.
We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Available Information,” “Incorporation of Certain Information By Reference,” “Prospectus Summary” and “Risk Factors.”
This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

PROSPECTUS SUMMARY
The following summary contains basic information about offerings pursuant to this prospectus. It may not contain all the information that is important to you. For a more complete understanding of offerings pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus, together with any accompanying prospectus supplements or free writing prospectuses, including the risks set forth under the caption “Risk Factors” in this prospectus, the applicable prospectus supplement and any related free writing prospectus, and under similar headings in any other documents that are incorporated by reference into this prospectus, and the information set forth under the caption “Available Information” in this prospectus.
Immediately prior to the pricing of Capitala Finance Corp.’s initial public offering (“IPO”) on September 24, 2013, we acquired, through a series of transactions (the “Formation Transactions”), an investment portfolio (the “Legacy Portfolio”) from the following entities:
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CapitalSouth Partners Fund I Limited Partnership (“Fund I”);

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CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar Fund”);

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CapitalSouth Partners Fund II Limited Partnership (“Fund II”);

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CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”); and

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CapitalSouth Partners Fund III, L.P. (“Fund III Parent Fund”).

After the Formation Transactions, the Legacy Portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of SBA-guaranteed debt payable. We issued an aggregate of approximately 9.0 million shares of our common stock to acquire the Legacy Portfolio. Fund II, Fund III, and Florida Sidecar Fund and their respective general partners became our wholly owned subsidiaries. Fund II and Fund III have elected to be regulated as BDCs under the 1940 Act.
Except where the context suggests otherwise:
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“we,” “us,” “our,” “Capitala Finance” and the “Company” refer to Capitala Finance Corp. and its subsidiaries,

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“Capitala Investment Advisors,” the “Investment Advisor,” or “investment adviser” refer to Capitala Investment Advisors, LLC,

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the “Administrator” or the “administrator” refers to Capitala Advisors Corp.,

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the “Legacy Funds” refers collectively to Fund II, Fund III and their respective general partners; and

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the “Legacy Investors” refers to the investors that received shares of our common stock through the Formation Transactions.

In this prospectus, we use the term “lower and traditional middle-market” to refer to companies generating between $10 million and $200 million in annual revenue and having at least $4.5 million to $30.0 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).
Capitala Finance Corp.
We are an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a BDC under the 1940 Act. We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. We are managed by Capitala Investment Advisors, an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Capitala Advisors Corp. provides the administrative services necessary for us to operate. For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest in first lien loans, second lien loans and subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.
Our Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $4.5 million and $30.0 million in trailing twelve month EBITDA. We believe our focus on direct lending to private companies enables us to receive higher interest rates and more substantial equity participation. As part of that strategy, we may invest in first-lien loans, which have a first priority security interest in all or some of the borrower’s assets. In addition, our first lien loans may include positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second lien loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. We also may invest in second lien loans, which have a second priority security interest in all or substantially all of the borrower’s assets. In addition to first and second lien loans, we invest in subordinated loans, which may include mezzanine and other types of junior debt investments. Like second lien loans, our subordinated loans typically have a second lien on all or substantially all of the borrower’s assets; however, the principal difference between subordinated loans and second lien loans is that in a subordinated loan, we may be subject to the interruption of cash interest payments, at the discretion of the first lien lender, upon certain events of default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.
We typically will not limit the size of our loan commitments to a specific percentage of a borrower’s assets that serve as collateral for our loan, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of December 31, 2018, our investment adviser underwrote investments in 134 lower middle-market and traditional middle-market companies totaling more than $1.4 billion of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.
Capitala Investment Advisors
We are managed by Capitala Investment Advisors, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower middle-market and traditional middle-market companies. Moreover, our investment adviser’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 134 portfolio companies totaling more than $1.4 billion of invested capital from 2000 through December 31, 2018. Capitala Investment Advisors’ investment team also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership providing financing solutions to smaller and lower middle-market companies. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Capitala Private Credit Fund V, L.P. (“Fund V”), a private investment limited partnership, and a private investment vehicle (referred to herein as “Capitala Specialty Lending Corp.” or “CSLC”), both of which provide financing solutions to lower middle-market and traditional middle-market companies. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the staff of the SEC, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We do expect to make, and have made, co-investments with Fund V and/or CSLC given their similar investment strategies.
On June 1, 2016, the SEC issued an exemptive order (the “Order”), which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Advisor or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Order. Pursuant to the Order, the Company is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company’s stockholders and is consistent with its then-current objectives and strategies.
Our Investment Advisor is led by Joseph B. Alala, III, our chief executive officer, chairman of our Board of Directors, and the managing partner and chief investment officer of our Investment Advisor, M. Hunt Broyhill, a member of the Board of Directors and a partner of our Investment Advisor, Stephen A. Arnall, our chief financial officer and chief operating officer, and John F. McGlinn, a managing director of our Investment Advisor. Messrs. Alala, Broyhill and McGlinn serve as our Investment Advisor’s investment committee. They are assisted by nineteen investment professionals.
Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than 15 years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower middle-market and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.

Corporate Structure and History
Set forth below is a diagram of our current organizational structure:

(1)
Capitala Finance also owns 100% of the general partners of each of Fund II and Fund III. These general partners do not hold any portfolio investments.

(2)
Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

On May 26, 2017, we issued $50.0 million in aggregate principal amount of 5.75% fixed-rate convertible notes due on May 31, 2022 (the “2022 Convertible Notes”). On June 26, 2017, we issued an additional $2.1 million in aggregate principal amount of the 2022 Convertible Notes pursuant to a partial exercise of the underwriters’ overallotment option. Interest is payable quarterly beginning August 31, 2017. The 2022 Convertible Notes are listed on the NASDAQ Capital Market under the trading symbol “CPTAG” with a par value $25.00 per share.
On May 16, 2017, we issued $70.0 million in aggregate principal amount of 6.0% fixed-rate notes due May 31, 2022 (the “2022 Notes”). On May 25, 2017, we issued an additional $5.0 million in aggregate principal amount of the 2022 Notes pursuant to a partial exercise of the underwriters’ overallotment option. The 2022 Notes will mature on May 31, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2019 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest is payable quarterly beginning August 31, 2017. The 2022 Notes are listed on the NASDAQ Global Select Market under the trading symbol “CPTAL” with a par value $25.00 per share.
On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility was amended on May 22, 2015, June 16, 2017, July 19, 2018, (the “Amendments”). The Amendments were affected, among other things, in order to increase the total borrowings allowed under the Credit Facility, allow for stock repurchases, extend the maturity date, and to reduce the minimum required interest coverage ratio. The Credit Facility currently provides for borrowings up to $114.5 million and may be increased up to $200.0 million pursuant to its “accordion” feature. The Credit Facility matures on June 16, 2021. As of December 31, 2018, we had $10.0 million outstanding and $104.5 million available under the Credit Facility.
Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of  (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three-month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.
Our Portfolio
As of December 31, 2018, the investments in our portfolio were comprised of approximately $343.2 million in debt investments and $105.7 million in equity investments and warrants across 44 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 11.9% as of December 31, 2018, which includes a cash component of approximately 11.4% and a payment-in-kind (“PIK”) interest component of approximately 0.5%. PIK interest represents contractually deferred interest added to the investment balance that is generally due at the end of the investment term and recorded as income on an accrual basis to the extent such amounts are expected to be collected.
As of December 31, 2018, the debt investments in our portfolio had a weighted average time to maturity of 2.4 years. Our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.
The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of December 31, 2018.
Mix of Investments by Security Type

Mix of Investments by Industry
Mix of Investments by Region
Recent Developments
Distributions
On January 2, 2019 our Board of Directors declared the following distributions:
Date Declared	Record Date	Payment Date	Distributions per Share
January 2, 2019	January 24, 2019	January 30, 2019	$0.0833
January 2, 2019	February 20, 2019	February 27, 2019	$0.0833
January 2, 2019	March 21, 2019	March 28, 2019	$0.0833
On April 1, 2019 our Board declared the following distributions:
Date Declared	Record Date	Payment Date	Distributions per Share
April 1, 2019	April 22, 2019	April 29, 2019	$0.0833
April 1, 2019	May 23, 2019	May 30, 2019	$0.0833
April 1, 2019	June 20, 2019	June 27, 2019	$0.0833

Portfolio Activity
On January 4, 2019, the Company invested $9.2 million in first lien debt and $0.9 million in membership units of Reliant Account Management, LLC.
On February 1, 2019, the Company invested $3.8 million in second lien debt of AAE Acquisition, LLC.
On February 27, 2019, the Company sold its warrants in B&W Quality Growers, LLC for $5.9 million.
Borrowings
On February 22, 2019, the Company completed an amendment to its Credit Facility that reduced its minimum net asset value to $150.0 million and reduced the minimum required asset coverage ratio to 2:1 debt-to-equity.
On March 1, 2019, the Company prepaid $15.7 million in outstanding SBA debentures for Fund II and relinquished the related SBIC license.
Market Opportunity
We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 20-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets.
We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.
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Strong Demand For Capital Coupled with Fewer Providers.   We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

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Recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;

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the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

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the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

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More Conservative Deal Structures and Attractive Return Profiles.   As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).
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Underserved Capital Markets.   We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:
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Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets.   Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina, and have offices in Raleigh, North Carolina; Fort Lauderdale, Florida, Atlanta, Georgia, Los Angeles, California, New York, New York, and Dallas, Texas. We have a historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.

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Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns.   Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on first lien, second lien and subordinated debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of December 31, 2018, the weighted average annualized yield of our debt investments was approximately 11.9%, which includes a cash component of approximately 11.4% and a PIK interest component of approximately 0.5%. Additional information regarding our portfolio is set forth under “Portfolio Companies” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as in the schedule of investments and the related notes thereto included in this prospectus.

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Disciplined Underwriting Policies and Rigorous Portfolio Management.   We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will conduct field examinations, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.

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Lower-Cost SBA-Guaranteed Debentures.   As licensed SBICs, our wholly owned subsidiaries, Fund II and Fund III, have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.

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Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.   Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team seeks to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have previously completed investments. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as more thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding. In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

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Experienced Management Team with Proven Track Record.   We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the closing of our IPO on September 30, 2013, Fund I, Fund II and Fund III had invested in excess of  $46.9 million, $151.7 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the closing of our IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be, had been paid to investors, and at the time of the IPO, approximately $4.2 million, $26.2 million and $75 million of funded capital remained outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than 15 years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 134 portfolio companies totaling more than $1.4 billion of invested capital through December 31, 2018. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.
Summary Risk Factors
An investment in our securities involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to our stockholders or prior stockholder approval. See “Risk Factors” and the other information included in this prospectus, any applicable prospectus supplement or any related free writing prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities. The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in Capitala Finance. We primarily invest in securities that are rated below investment grade, or would be rated below investment grade if they were rated, and these securities are commonly referred to as “junk bonds” and have predominantly speculative investment characteristics. Investing in Capitala Finance involves other risks, including the following:
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We have a limited operating history as a BDC.

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Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.

•
We depend upon Capitala Investment Advisors’ key personnel for our future success.

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We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

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Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•
We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee based upon our gross assets may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.

•
To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

•
A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

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We may experience fluctuations in our quarterly and annual results.

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We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification for tax treatment as a RIC under the Code.

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We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

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Our investment adviser is not obligated to reimburse us for any part of the incentive fee it receives from us that is based on accrued income that we never receive.

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The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning could impair the Company’s ability to conduct business effectively.

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Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

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An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

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The lack of liquidity in our investments may adversely affect our business.

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We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

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The market price of our common stock may fluctuate significantly.

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Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

•
The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.

Operating and Regulatory Structure
Capitala Finance is a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Capitala Finance’s wholly owned SBIC subsidiaries, Fund II and Fund III, have also elected to be treated as BDCs under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.” In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”
Our investment activities are managed by Capitala Investment Advisors and supervised by our Board of Directors. Capitala Investment Advisors is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory agreement, which we refer to as the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”
Joseph B. Alala, III, our chief executive officer and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors and is the chief executive officer, president and a director of our administrator.

Our Corporate Information
Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, our telephone number is (704) 376-5502 and our website may be found at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

THE OFFERING
We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of each offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus”.
Our securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”. We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.
Set forth below is additional information regarding offerings of securities pursuant to this prospectus:
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. Proceeds not immediately used for new investments will be invested in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any during such period. Each prospectus supplement to this prospectus or free writing prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds”.
NASDAQ Global Select Market Symbol of Common Stock
“CPTA”
NASDAQ Global Select Market Symbol of 2022 Notes
“CPTAL”
NASDAQ Capital Market Symbol of 2022 Convertible Notes
“CPTAG”
Investment Advisory Fees
We will pay Capitala Investment Advisors a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets.
The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
We will defer cash payment of the portion of the aggregate incentive fees earned by our investment adviser that exceed 20% of the sum of the following:
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our pre-incentive fee net investment income;

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our net unrealized appreciation or depreciation; and

•
our net realized capital gains or losses,

during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. The determination of whether such payment is payable in subsequent calculation periods will be based on the same methodology as described above.
On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company. See “Investment Advisory Agreement” for an example of when a deferral of the incentive fee will occur.

Administration Agreement
We will reimburse our administrator for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse our administrator for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and their respective administrative support staff. For the fiscal year ended December 31, 2018, we reimbursed our administrator an aggregate of  $1.4 million, which represents approximately 0.3% of our gross assets. See “Administration Agreement.”
Distributions
To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a shareholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in higher tax liability when the stock is sold.
Taxation
We have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Certain U.S. Federal Income Tax Considerations.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.
License Agreement
We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” See “License Agreement.”
Leverage
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts we invest and therefore, indirectly, increases the risks associated with investing in shares of our common stock. See “Risk Factors.”
Certain Anti-Takeover
Provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.
We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information will be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, on our website at http://www.capitalagroup.com, or on the SEC’s website at www.sec.gov. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

Incorporation of certain information by reference
This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See “Incorporation of Certain Information by Reference.”

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, “Capitala Finance”, or “us” or that “we” or “Capitala Finance” will pay fees or expenses, Capitala Finance will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Capitala Finance. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	N/A(1)
Offering expenses borne by us (as a percentage of offering price)	N/A(2)
Dividend reinvestment plan fees (per sales transaction fee)	$15.00(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	4.29%(4)
Incentive fees payable from Net Investment Income	0.12%(5)
Incentive fee payable from Capital Gains	—%(5)
Interest payments on borrowed funds	6.76%(6)
Other expenses	2.23(7)
Acquired funds fees and expenses	0.03%(8)
Total annual expenses	13.43%(9)

(1)
In the event that the shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses of the offering and the offering expenses borne by us as a percentage of the offering price.

(3)
If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of  $15.00 plus a $.10 per share brokerage commission from the proceeds. The expenses of the dividend reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. There will be no brokerage charges or other charges to stockholders who participate in the plan. For additional information, see “Dividend Reinvestment Plan.”

(4)
Reflects our gross base management fee as a percentage of net assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. The gross base management fee reflected in the table above is based on the fiscal year ended December 31, 2018. See “Investment Advisory Agreement.”

(5)
Assumes that annual incentive fees earned by Capitala Investment Advisors remain consistent with the incentive fees earned by Capitala Investment Advisors during the fiscal year ended December 31, 2018 and includes accrued capital gains incentive fee. As of December 31, 2018, Capitala Investment Advisors has accrued no capital gains incentive fee. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Advisory Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the fiscal year ended December 31, 2018.

On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the

Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company. However, because this is a voluntary waiver that is not guaranteed to last indefinitely, the incentive fee reflected in the above table is presented on a gross basis and does not take into account the voluntary fee waiver. For more detailed information about the incentive fee calculations, see the “Investment Advisory Agreement” section of this prospectus.
(6)
In addition to our existing SBA-guaranteed debentures, 2022 Notes, and 2022 Convertible Notes, we may borrow funds from time to time to make investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with any borrowings are indirectly borne by our stockholders. As of December 31, 2018, we had approximately $75.0 million of 2022 Notes, and $52.1 million of Convertible Notes outstanding. For purposes of this calculation, we have assumed that the December 31, 2018 amounts of 2022 Notes and 2022 Convertible Notes remain outstanding, and have computed interest expense using an assumed interest rate of 6.0% for the 2022 Notes, and 5.75% for the 2022 Convertible Notes which were the rates payable as of December 31, 2018. We have assumed $150.0 million of SBA guaranteed debentures outstanding, reflective of the $15.7 million repayment on March 1, 2019. We have computed interest expense using an assumed interest rate of 3.56%. We have also assumed borrowings of  $25.0 million under the Credit Facility at an interest rate equal to 5.6% per annum. See “Senior Securities” in this prospectus.

(7)
“Other expenses” include our overhead expenses, including payments by us under the Administration Agreement based on the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to us under the Administration Agreement, and expenses relating to the Dividend Reinvestment Plan, for the fiscal year ended December 31, 2018.

(8)
The holders of shares of our common stock indirectly bear the expenses of our investment in CSLF II. No management fee is charged on our investment in CSLF II in connection with the administrative services provided to CSLF II. As CSLF II is structured as a private joint venture, no management fees are paid by CSLF II. Future expenses for CSLF II may be substantially higher or lower because certain expenses may fluctuate over time.

(9)
The holders of shares of our common stock indirectly bear the cost associated with our annual expenses.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our borrowings and annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$133	$367	$564	$929

The example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.
While the example assumes, as required by the applicable rules of the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the above example. The above illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$143	$390	$594	$958
The example assumes no sales load. However, in the event that the securities to which this prospectus relates are sold with a sales load, a corresponding prospectus supplement will provide a revised expense example that will include the effect of the sales load. In addition, while the examples assume reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, generally determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
The following selected consolidated financial data of the Company is as of and for the fiscal years ended December 31, 2018, 2017, 2016, 2015 and 2014. Financial information for the fiscal years ended December 31, 2018, 2017, 2016, 2015 and 2014 has been derived from our consolidated financial statements that have been audited by Ernst & Young LLP, our independent registered public accounting firm. This consolidated financial data should be read in conjunction with our consolidated financial statements and related notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section which follows (dollars in thousands except share and per share data):
	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014
Consolidated statements of operations data:
Total investment income	$47,293	$51,089	$68,312	$63,976	$49,528
Total expenses, net of fee waivers	31,271	35,565	39,272	38,649	29,562
Net investment income	16,022	15,524	29,040	25,327	19,966
Net realized gain/(loss) from investments	(34,804)	(24,189)	(22,766)	5,436	832
Net unrealized appreciation/(depreciation) on investments and written call option	840	2,970	2,878	(16,913)	(24,238)
Tax (provision) benefit	1,916	(1,289)	—	—	—
Net increase/(decrease) in net assets resulting from operations	$(16,026)	$(6,984)	$9,152	$13,850	$(3,440)
Per share data:
Net investment income	$1.00	$0.98	$1.84	$1.67	$1.54
Net increase/(decrease) in net assets resulting from operations	$(1.00)	$(0.44)	$0.58	$0.91	$(0.27)
Distributions declared	$1.00	$1.42	$1.80	$2.38	$1.88
Net asset value per share	$11.88	$13.91	$15.79	$17.04	$18.56
Consolidated statements of assets and liabilities data:
Total assets	$493,165	$534,595	$584,415	$632,818	$539,864
Total net assets	$190,644	$221,887	$250,582	$268,802	$240,837
Other data:
Total return(1)	12.14%	(35.68)%	24.07%	(20.43)%	(0.85)%
Number of portfolio company investments at period end	44	47	53	57	52
Total portfolio investments for the period	$107,802	$82,750	$120,844	$260,640	$216,276
Investment repayments for the period	$123,517	$115,810	$163,564	$142,713	$80,197

(1)
Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

SELECTED QUARTERLY FINANCIAL DATA
The following tables set forth certain quarterly financial information for each of the quarters for the fiscal years ended December 31, 2018 and 2017. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.
	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total investment income	$11,308	$11,530	$11,882	$12,572
Net investment income	$3,501	$3,851	$4,231	$4,438
Net increase (decrease) in net assets resulting from operations	$(9,201)	$(11,916)	$4,948	$141
Net investment income per share(1)	$0.22	$0.24	$0.26	$0.28
Net increase (decrease) in net assets resulting from operations per share(1)	$(0.57)	$(0.74)	$0.31	$0.01
Net asset value per share at end of period	$11.88	$12.71	$13.71	$13.66
	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$11,600	$12,312	$12,362	$14,815
Net investment income	$4,220	$4,410	$703	$6,191
Net increase (decrease) in net assets from operations	$(587)	$(5,753)	$(5,525)	$4,881
Net investment income per share(1)	$0.26	$0.28	$0.04	$0.39
Net increase (decrease) in net assets from operations per share(1)	$(0.04)	$(0.36)	$(0.35)	$0.31
Net asset value per share at end of period	$13.91	$14.21	$14.97	$15.71

(1)
Calculated based on weighted average shares outstanding during the quarter.

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, any accompanying prospectus supplement, any related free writing prospectus, and any documents incorporated by reference into this prospectus, you should consider carefully the following information before making an investment in our securities. The risks described in these documents and set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our securities could decline, and you may lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure, or trading markets similar to ours.
Risks Relating to Our Business and Structure
We have a limited operating history as a BDC.
Capitala Finance was formed in February 2013 and has only operated as a BDC since September 2013. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a BDC, we are subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to BDCs under the 1940 Act and RICs under the Code. Our management and that of our investment adviser, Capitala Investment Advisors, did not have any prior experience operating under this regulatory framework, and we incur substantial costs, and expend significant time or other resources, to operate under this regulatory framework. From time to time, Capitala Investment Advisors may pursue investment opportunities in which it has more limited experience. We may also be unable to replicate the historical performance of prior investment funds managed by our management team. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.
Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there may be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and our audit committee, and with the oversight, review and approval of our Board of Directors.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our fair value determinations may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments would receive a lower price for their shares than the value of our investments might warrant. In addition, we may not be able to realize the values on our investments needed to pay interest on our borrowings.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.
Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment team may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies as well as other funds that they manage. These demands on their time may distract them or slow our rate of investment. See also “— There are significant potential conflicts of interest that could negatively affect our investment returns.”
Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could negatively impact our ability to make distributions.
We depend upon Capitala Investment Advisors’ key personnel for our future success.
We depend on the diligence, skill and network of business contacts of Joseph B. Alala, III, M. Hunt Broyhill and John F. McGlinn, who serve as the members of the investment committee of Capitala Investment Advisors and lead Capitala Investment Advisors’ investment team. Our success depends on the continued service of these individuals and the other senior investment professionals available to Capitala Investment Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Alala, Broyhill or McGlinn or any other such individual to terminate his relationship with us. Additionally, we cannot assure you that a reduction in revenue to Capitala Investment Advisors, including as a result of fee waivers or a decrease in our assets, would not lead to a loss of investment professionals in the future. Such loss of members of Capitala Investment Advisors’ investment committee and other investment professionals could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Capitala Investment Advisors will continue indefinitely as our investment adviser.
The members of Capitala Investment Advisors’ investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. For example, an affiliate of the Investment Advisor also manages Fund IV, and Fund V, which are private investment limited partnerships and CSLC, a private investment vehicle, all of which provide financing solutions to lower middle-market and traditional middle-market companies. Mr. Alala dedicates a significant portion of his time to the activities of Capitala Finance; however, he may become engaged in other business activities that could divert his time and attention in the future.
We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
We compete for investments with other BDCs with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we have. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments than we have. These characteristics might allow our competitors to consider a wider variety of investments, establish more relationships or offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. We believe a significant part of our competitive advantage stems from the fact that the market for investments in lower and traditional middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our potential competitors have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act impose on us as a BDC.
Any inability of Capitala Investment Advisors to maintain or develop strong referral relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We depend upon our investment adviser to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our investment adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.
Our success depends on the ability of Capitala Investment Advisors to attract and retain qualified personnel in a competitive environment.
Our growth requires that Capitala Investment Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which our investment advisor competes for experienced personnel, including investment funds (such as private equity funds, credit funds and mezzanine funds) and traditional financial services companies, have greater resources than our investment advisor will has. We cannot assure you that a reduction in revenue to Capitala Investment Advisors, including as a result of fee waivers or a decrease in our assets, would not lead to a loss of investment professionals in the future.
There are significant potential conflicts of interest that could negatively affect our investment returns.
The members of Capitala Investment Advisors’ investment team also monitor and service other affiliated investment funds. In addition, our executive officers and directors, as well as the current and future members of our investment adviser’s investment team may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.
In the course of our investing activities, we pay management and incentive fees to Capitala Investment Advisors and reimburse Capitala Investment Advisors for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Capitala Investment Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Capitala Investment Advisors will not be reimbursed for any performance-related compensation for its employees. We have entered into a royalty-free license agreement with our investment adviser, pursuant to which Capitala Investment Advisors grants us a non-exclusive royalty-free license to use the name “Capitala.” Under the license agreement, we have the right to use the “Capitala” name for so long as Capitala Investment Advisors or one of its affiliates remains our investment adviser. In addition, we pay our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and their respective administrative support staff. These arrangements create conflicts of interest that our Board of Directors must monitor.
In addition, an affiliate of the Investment Advisor also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Fund V, a private investment limited partnership, and CSLC, both of which provide financing solutions to lower middle-market and traditional middle-market companies. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, to ours. To the extent permitted by the 1940 Act and interpretation of the SEC staff, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We expect to make, and have made, co-investments with Fund IV, Fund V and/or CSLC, to the extent their respective investment strategies align with ours.
As a BDC, we are substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds unless we obtain an exemptive order from the SEC. On June 1, 2016, the SEC issued the Order. Subject to satisfaction of certain conditions to the Order, we and certain of our affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is our investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing our stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment and us, companies controlled by us or our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board of Directors or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.
The investment committee and other investment professionals of Capitala Investment Advisors may, from time to time, possess material non-public information about or related to our portfolio companies, limiting our investment discretion.
Members of our investment adviser’s investment committee and other investment professionals of Capitala Investment Advisors may serve as directors of, or in a similar capacity to, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.
The involvement of our interested directors in the valuation process may create conflicts of interest.
We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, our Board of Directors determines the fair value of these loans and securities in good faith as described in the section titled “Business — Valuation Procedures” included in this prospectus. In connection with that determination, investment professionals from Capitala Investment Advisors may provide our Board of Directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments is reviewed by an independent valuation firm quarterly, the ultimate determination of fair value is made by our Board of Directors, including our interested directors, and not by such third-party valuation firm. The participation of Capitala Investment Advisors’s investment professionals in our valuation process could result in conflicts of interest as Capitala Investment Advisors’s management fee is based, in part, on the value of our gross assets, and its incentive fees will be based, in part, on realized and unrealized gains and depreciation.
The terms of the Investment Advisory Agreement with Capitala Investment Advisors and the Administration Agreement with our administrator were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third-party including an incentive fee structure that may induce Capitala Investment Advisors to pursue speculative investments, and to use leverage when it may be unwise to do so.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to Capitala Investment Advisors and our administrator, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.
The incentive fee payable by us to Capitala Investment Advisors may create an incentive for Capitala Investment Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
Although we currently do not anticipate doing so, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and our investment adviser’s incentive fee as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

Capitala Investment Advisors’ liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify Capitala Investment Advisors against certain liabilities, which may lead Capitala Investment Advisors to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, Capitala Investment Advisors has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board of Directors in following or declining to follow Capitala Investment Advisors’ advice or recommendations. Under the Investment Advisory Agreement, Capitala Investment Advisors, its officers, members and personnel, and any person controlling or controlled by Capitala Investment Advisors is not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Capitala Investment Advisors owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify Capitala Investment Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead Capitala Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.
A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Under the structure of our Investment Advisory Agreement with our investment adviser, any general increase in interest rates will likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.
PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to Capitala Investment Advisors.
Certain of our debt investments contain provisions providing for the payment of contractual PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to Capitala Investment Advisors is based on the value of our gross assets, the receipt by us of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to Capitala Investment Advisors.
Capitala Investment Advisors has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within such time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time on 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Capitala Investment Advisors may not be able to achieve the same or similar returns as those achieved for other funds it currently manages or by its investment team while they were employed at prior positions.
Capitala Investment Advisors manages other funds and may manage other entities in the future. The track record and achievements of these other entities are not necessarily indicative of future results that will be achieved by Capitala Investment Advisors because these other entities may have investment objectives and strategies that differ from ours. Additionally, although in the past Mr. Alala and other members of Capitala Investment Advisors’ investment team have held senior positions at a number of investment firms, including the Legacy Funds, their track record and achievements are not necessarily indicative of future results that will be achieved by Capitala Investment Advisors. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by Capitala Investment Advisors’ investment team, including the Legacy Funds.
Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.
We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility and could significantly increase our costs of doing business.
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain conditions are met, after November 1, 2019) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.
As of December 31, 2018, we had $165.7 million of outstanding SBA-guaranteed debentures, $75.0 million of the 2022 Notes outstanding, $52.1 million of the 2022 Convertible Notes outstanding, and $10.0 million outstanding under the Credit Facility that provides for borrowings of up to $114.5 million on a revolving basis and may be increased up to $200.0 million pursuant to its “accordion” feature. We have received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
We generally may not issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.
At our 2019 Annual Stockholders Meeting, subject to certain determinations required to be made by our Board, we will ask our stockholders to approve our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 2, 2019 and expiring on the earlier of the one year anniversary of the date of the 2019 Annual Stockholders Meeting and the date of our 2020 Annual Stockholders Meeting, which is expected to be held in April 2020.
In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a transferable rights offering so long as: (1) the offer does not discriminate among stockholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.
We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us, and the calculation of our base management fee, which is based upon our gross assets, may have the effect of encouraging our investment adviser to utilize leverage when it may not be advisable to do so.
The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. In addition to the existing SBA-guaranteed debentures, the 2022 Notes, the 2022 Convertible Notes and the Credit Facility, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not been leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, our investment adviser will have a financial incentive to incur leverage that may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our investment adviser.

The Credit Facility, and any other credit facility into which we may enter, imposes financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our tax treatment as a RIC under the Code. Even though our Board has approved a resolution permitting the Company to be subject to a 150% asset coverage ratio to be effective on November 1, 2019, contractual leverage limitations under our existing Credit Facility or future borrowings may limit our ability to incur additional indebtedness.
Illustration.   The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.
Assumed Return on Our Portfolio(1) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(33.3)%	(20.4)%	(7.5)%	5.5%	18.4%

(1)
Assumes $492.5 million in total assets, $302.1 million in debt outstanding and $190.6 million in net assets as of December 31, 2018, adjusted to reflect borrowings of  $25.0 million under the Credit Facility and $15.7 in SBA debentures repaid on March 1, 2019. Assumes an average cost of funds of 4.71% which includes the stated interest rate and the SBA annual charge. Actual interest payments may be different.

To the extent we borrow money to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
To the extent we borrow money to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we borrow money to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with our portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.
A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
As a BDC, we have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.
In the past, the capital markets and the credit markets have experienced periods of extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Continuing U.S. debt ceiling and budget deficit concerns, including automatic spending cuts stemming from sequestration, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to satisfy the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.
We have fully drawn on our SBA-guaranteed debentures and, absent changes to legislation or regulation, may not make borrowings in excess of their aggregate $165.7 million of SBA-guaranteed debentures outstanding as of December 31, 2018. We also had approximately $75.0 million and $52.1 million, respectively, of the 2022 Notes and 2022 Convertible Notes outstanding as of December 31, 2018. In addition, as of December 31, 2018, we had approximately $10.0 million outstanding under the Credit Facility that provides for borrowings of up to $114.5 million on a revolving basis and may be increased up to $200.0 million pursuant to its “accordion” feature. If we are unable to secure additional debt financing on commercially reasonable terms, our liquidity could be reduced significantly. If we are unable to repay amounts outstanding under any debt facilities we may obtain and are declared in default or are unable to renew or refinance these facilities, we may not be able to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, another economic downturn or an operational problem that affects third parties or us, and could materially damage our business.
You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
The current worldwide financial market situation, as well as various social and political tensions in the U.S. and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”), and, accordingly, on March 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because the U.K. Parliament rejected Prime Minister Theresa May’s proposed Brexit deal with the European Union in March 2019, there is increased uncertainty on the outcome of Brexit. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.
The Republican Party currently controls the executive branch and the Senate portion of the legislative branch of the U.S. government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. For example, in March 2018, the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.
Further downgrades of the U.S. credit rating, impending automatic spending cuts, another government shutdown or a failure to raise the statutory debt limit of the United States could negatively impact our liquidity, financial condition and earnings.
Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. Any default by the U.S. government on its obligations or any prolonged U.S. government shutdown could negatively impact the U.S. economy and our portfolio companies. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.
We may experience fluctuations in our quarterly and annual results.
We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, any sales, dispositions or liquidity events of our portfolio companies, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Given that the portfolio is concentrated, distributions, dispositions or liquidity events affecting a portfolio company in which we own a significant position may adversely affect our net asset value and results of operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board of Directors has the authority to modify or waive our investment objective, operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to make distributions and cause you to lose all or part of your investment.
We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our RIC tax treatment under the Code.
Although we have elected to be treated as a RIC beginning with our taxable year ended August 31, 2014, no assurance can be given that we will be able to continue to qualify for and maintain our RIC tax treatment under the Code. To continue to maintain our RIC tax treatment under the Code, we must meet the following source-of-asset diversification, and distribution requirements.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale or other disposition of stock or securities or similar sources. The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our RIC tax treatment under the Code. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for tax treatment as a RIC under the Code.
If we fail to qualify for tax treatment as a RIC under the Code for any reason and remain or become subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions.
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.
We may not be able to pay our stockholders distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.
We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC tax treatment, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event we liquidate or dispose of a significant equity position in our portfolio, we may distribute a special dividend relating to the realized capital gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital, which is a return of a portion of a stockholder’s original investment in our common stock, to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Generally, a non-taxable return of capital will reduce an investor’s basis in our stock for U.S. federal income tax purposes, which will result in higher tax liability when the stock is sold.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we include in our taxable income certain amounts that we have not yet received in cash, such as PIK interest or original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.
Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our RIC tax treatment under the Code. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC for tax treatment under the Code and thus become subject to corporate-level U.S. federal income tax, please see “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”
Capitala Investment Advisors is not obligated to reimburse us for any part of the incentive fee it receives that is based on accrued income that we never receive.
Part of the incentive fee payable by us to our investment adviser that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment adviser will not be under any obligation to reimburse us for any part of the incentive fees it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.
We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.
We may distribute taxable dividends that are payable in part in our stock. In accordance with certain applicable Treasury regulations and guidance issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own stock as fulfilling the RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of  (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such dividends (whether received in cash, our stock, or a combination thereof) will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders and noteholders could lose confidence in our financial and other public reporting, which would harm our business.
Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on our business.
We are required to disclose changes made in our internal controls and procedures over financial reporting on a quarterly basis and our management is required to assess the effectiveness of these controls annually. Our independent registered public accounting firm is required to attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation. As a public company, may incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.
Recent legislation may allow us to incur additional leverage.
The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). However, on March 23, 2018, the Small Business Credit Availability Act (the “SBCA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150% (i.e. the amount of debt may not exceed 66.7% of the value of our total assets), if certain requirements are met. On November 1, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the SBCA. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective November 1, 2019. The Board may also recommend the submission of a proposal for stockholders to approve the application of the 150% minimum asset coverage ratio to the Company at an annual or special meeting of stockholders. The Board has not recommended the submission of any such proposal. If any such stockholder proposal is approved by the required votes of the Company’s stockholders at such meeting of stockholders, the Company would become subject to the 150% minimum asset coverage ratio the day after such stockholder approval. Changing the asset coverage ratio would permit the Company to double its leverage, which would result in increased leverage risk and increased expenses.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies will be subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. In addition, any change to the SBA’s current debenture SBIC program could have a significant impact on our ability to obtain lower-cost financing and, therefore, our competitive advantage over other finance companies.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
Two of our wholly owned subsidiaries are licensed by the U.S. Small Business Administration, and as a result, we are subject to SBA regulations.
Fund II and Fund III, became our wholly owned subsidiaries after the completion of the Formation Transactions. Fund II was licensed to act as an SBIC and was regulated by the SBA until March 1, 2019, when we prepaid all remaining SBIC debts related to Fund II and relinquished Fund II’s license to act as an SBIC. Fund III is currently licensed to act as an SBIC and is regulated by the SBA. As of December 31, 2018, Fund II and Fund III portfolio companies accounted for 65.3% of the fair value of our aggregate portfolio. An SBIC license allows an SBIC to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.
Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause a Legacy Fund to forego attractive investment opportunities that are not permitted under SBA regulations.
The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Each of Fund II and Fund III was in compliance with the terms of the SBA’s leverage requirements as of December 31, 2018 as a result of having sufficient capital as defined under the SBA regulations. If, in the future, Fund III fails to comply with applicable SBA regulations, Fund III could, depending on the severity of the violation, limit or prohibit Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund III from making new investments. Such actions by Fund III would, in turn, negatively affect us because Fund III is our wholly owned subsidiary.

On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended (the “1934 Act”) with respect to Fund II and Fund III. We intend to comply with the conditions of the order. As a result, we will generally be permitted to incur a greater amount of leverage relative to our total assets and net asset value, which may expose us to a greater degree of risk.
Our wholly owned SBIC subsidiaries may be unable to make distributions to us that will enable us to meet or maintain RIC tax treatment, which could result in the imposition of a corporate-level U.S. federal income tax.
In order for us to continue to qualify for RIC tax treatment under the Code and to minimize corporate-level U.S. federal income taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of a corporate-level U.S. federal income tax on all of our income.
Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC. Also, we are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these existing requirements, or any revised or amended requirements, have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.
We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.
Our business is highly dependent on the communications and information systems of the Investment Advisor. Certain of these systems are provided to the Investment Advisor by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, sudden electrical or telecommunications outages, natural disasters such as earthquakes, tornadoes, and hurricanes, events arising from local or larger scale political or social matters, including terrorist attacks, and cyber-attacks could cause delays or other problems in our activities. Any of the above, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.
Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.
The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.
We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information, including nonpublic personal information related to stockholders (and their beneficial owners) and material nonpublic information. The systems we have implemented to manage risks relating to these types of events could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in our and our Investment Advisor’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to stockholders, material nonpublic information and other sensitive information in our possession.
A disaster or a disruption in the infrastructure that supports our business, including a disruption involving electronic communications or other services used by us or third parties with whom we conduct business, or directly affecting our headquarters, could have a material adverse impact on our ability to continue to operate our business without interruption. Our disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse us for our losses, if at all.
Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.
Terrorist attacks, acts of war or natural disasters may affect the market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments may include original issue discount (“OID”) instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
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OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

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OID accruals may create uncertainty about the source of our distributions to stockholders;

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

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OID and PIK instruments may represent a higher credit risk than coupon loans.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.
Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.
If we are unable to obtain additional debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.
Efforts to comply with Section 404 of the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.
We are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to continue to incur additional expenses, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also may result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we are not able to ensure that the process is effective or that our internal control over financial reporting is or will continue to be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and, consequently, the market price of our common stock may be adversely affected.
Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock,

including preferred stock. Prior to the issuance of shares of each class or series, our Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.
Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Capitala Finance or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Maryland Control Share Acquisition Act, the Maryland Control Share Acquisition Act also may make it more difficult for a third-party to obtain control of us and increase the difficulty of consummating such a transaction. It is the position of the staff of the SEC’s Division of Investment Management that if a BDC fails to opt-out of the Maryland Control Share Acquisition Act, it acts in a manner inconsistent with Section 18(i) of the 1940 Act.
We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. However, these provisions may deprive a shareholder of the opportunity to sell such shareholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our Board of Directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our shareholders. See “Description of Our Capital Stock — Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws.”

Risks Related to Our Investments
Our investments are very risky and highly speculative.
We invest primarily in first lien loans, second lien loans, subordinated debt investments and select equity investments issued by leveraged companies, each of which carries with it a significant degree of risk.
First Lien Loans.   There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.
Second Lien Loans.    Our second lien loans have a second priority security interest in all or substantially all of the assets of the borrower. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Subordinated Debt Investments.   Our subordinated debt investments are generally subordinated to first lien loans and may be unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Equity Investments.    When we invest in loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. The portfolio currently has several significant equity positions. Distributions, dispositions, or liquidity events of these investments may affect our results of operations and cause us to have to pay a special dividend relating to the realized gains from such investment in order to minimize to the greatest extent possible our U.S. federal income or excise tax liability.
In addition, investing in lower and traditional middle-market companies involves a number of significant risks, including:
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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

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our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

An investment strategy focused primarily on smaller privately held companies involves a high degree of risk and presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
Our portfolio consists primarily of debt and equity investments in smaller privately owned venture capital-backed companies. Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies often face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, any loss of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.
Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser’s investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.
Many of our loans are not fully amortizing and if a borrower cannot repay or refinance such loans at maturity, our results will suffer.
Most of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, a significant portion of the principal amount of such a loan may be due at maturity. As of December 31, 2018, all debt instruments in our portfolio, on a fair value basis, will not fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Capitala Finance from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.
Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have sufficient remaining assets to repay its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender may require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender requires us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (i) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (ii) the nature, timing and conduct of foreclosure or other collection proceedings; (iii) the amendment of any collateral document; (iv) the release of the security interests in respect of any collateral; and (v) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.
If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.
We have made, and may make, subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.
The disposition of our investments may result in contingent liabilities.
Substantially all of our investments involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. Such risk of equitable subordination may be potentially heightened with respect to various portfolio investments that we may be deemed to control. See also “— Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.”
Economic recessions could impair our portfolio companies and harm our operating results.
Certain of our portfolio companies may be susceptible to an economic downturn and may be unable to repay our loans during this period. Therefore, assets may become non-performing and the value of our portfolio may decrease during this period. The adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. A recession could lead to financial losses in our portfolio and a decrease in our revenues, net income and the value of our assets.
Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to that of other creditors.
These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.
The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.
Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.
The lack of liquidity in our investments may adversely affect our business.
We generally invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC. For example, we may be prohibited under the 1940 Act from making follow-on investments in our portfolio companies that we may be deemed to “control” or in which affiliates of our investment adviser are also invested.
Our ability to enter into new transactions with our affiliates, and to restructure or exit our investments in portfolio companies that we are deemed to “control” under the 1940 Act, will be restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.
We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include concurrent investments in the same company, without prior approval of our independent directors and, in some cases, the SEC. We are prohibited from buying or selling any security from or to any person that controls us or who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any company that is advised or managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investments Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued the Order. Subject to satisfaction of certain conditions to the Order, we and certain of our affiliates are now permitted, together with any future BDCs, registered closed-end funds and certain private funds, each of whose investment adviser is our investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing our stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
In addition, within our portfolio there are investments that may be deemed to be “controlled” investments under the 1940 Act. To the extent that our investments in such portfolio companies need to be restructured or that we choose to exit these investments in the future, our ability to do so may be limited if such restructuring or exit also involves the affiliates of our investment adviser because such a transaction could be considered a joint transaction prohibited by the 1940 Act in the absence of our receipt of relief from the SEC in connection with such transaction. For example, if an affiliate of our investment adviser were required to approve a restructuring of an investment in the portfolio and the affiliate of our investment adviser was deemed to be our affiliate, such a restructuring transaction may constitute a prohibited joint transaction under the 1940 Act.
Our portfolio may lack diversification among portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
Our portfolio may be concentrated in a limited number of portfolio companies. Beyond the asset diversification requirements associated with our RIC tax treatment under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. The disposition or liquidity of a significant investment may also adversely impact our net asset value and our results of operations. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our RIC tax treatment under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.
Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we will not hold controlling equity interests in most of our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
We currently hold controlling equity positions in six portfolio companies. Although we may do so in the future, we expect that we will not hold controlling equity positions in most of our portfolio companies. If we do not hold a controlling equity position in a portfolio company, we are subject to the risk that the portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of the portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.
Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment in a timely manner could result in a realized loss on the investment.
We currently have, and may acquire in the future, control investments in portfolio companies. Our ability to divest ourselves from a debt or equity investment in a controlled portfolio company could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.
If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.
To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.
There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.
In addition, because we may invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.
Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors. If any of these occur, it could materially and adversely affect our operating results and cash flows.
If our portfolio companies are unable to protect their proprietary, technological and other intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.
Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party’s patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.
Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay any revolving credit facility, depending on expected future investment in new portfolio companies. Temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.
We may not realize gains from our equity investments.
Certain investments that we may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions.

Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
We may expose ourselves to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, we may incur greater and indirect costs to engage in derivatives transactions or financial commitment transactions, and our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.
Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities. For example, on July 27, 2017, the U.K.’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a questions and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.
The effect of global climate change may impact the operations of our portfolio companies.
There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.
In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement”) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. Although the U.S. ratified the Paris Agreement on November 4, 2016, the current administration announced the U.S. would cease participation. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, at least through November 4, 2020 (the earliest date the U.S. may withdraw from the Paris Agreement), which could increase their operating costs and/or decrease their revenues.
We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.
We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends, could adversely affect our results of operations and financial condition and cause the loss of all or part of your investment.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.
The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.
Our investments may be in portfolio companies which may have limited operating histories and financial resources.
We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the U.S. recession that began in mid-2007 and the European financial crisis may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.
Risks Relating to our Securities
The market price of our common stock may fluctuate significantly.
The market price and liquidity of the expected market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
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price and volume fluctuations in the overall stock market from time to time;

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investor demand for our shares;

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significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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changes in regulatory policies or tax guidelines with respect to RICs, BDCs or SBICs;

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failure to qualify as a RIC, or the loss of RIC tax treatment;

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any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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changes, or perceived changes, in the value of our portfolio investments;

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departures of Capitala Investment Advisors’ key personnel;

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operating performance of companies comparable to us; or

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general economic conditions and trends and other external factors.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, increased in the BDC space recently. Specifically, we are currently subject to class action litigation.
On December 28, 2017, an alleged stockholder filed a putative class action lawsuit complaint, Paskowitz v. Capitala Finance Corp., et al., in the United States District Court for the Central District of California (case number 2:17-cv-09251-MWF-AS) (the “Paskowitz Action”), against the Company and certain of its current officers on behalf of all persons who purchased or otherwise acquired the Company’s common stock between January 4, 2016 and August 7, 2017. On January 3, 2018, another alleged stockholder filed a putative class action complaint, Sandifer v. Capitala Finance Corp., et al., in the United States District Court for the Central District of California (case number 2:18-cv-00052-MWF-AS) (the “Sandifer Action”), asserting substantially similar claims on behalf of the same putative class and against the same defendants. On February 2, 2018, the Sandifer Action was transferred, on stipulation of the parties, to the United States District Court for the Western District of North Carolina. The Sandifer Action was voluntarily dismissed on February 28, 2018. On March 1, 2018, the Paskowitz Action was transferred, on stipulation of the parties, to the United States District Court for the Western District of North Carolina (case number 3:18-cv-00096-RJC-DSC). On June 19, 2018, the plaintiffs in the Paskowitz Action filed their amended complaint. The complaint, as currently amended, alleges certain violations of the securities laws, including, inter alia, that the defendants made certain materially false and misleading statements and omissions regarding the Company’s business, operations, and prospects between January 4, 2016 and August 7, 2017. The plaintiffs in the Paskowitz Action seek compensatory damages and attorneys’ fees and costs, among other relief, but did not specify the amount of damages being sought. Defendants have moved to dismiss the amended complaint. While the Company intends to vigorously defend itself in this litigation, the outcome of these legal proceedings cannot be predicted with certainty.
Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult and requires an extensive degree of judgment, particularly where the matters involve indeterminate claims for monetary damages, are in the early stages of the proceedings, and are subject to appeal. In addition, because most legal proceedings are resolved over extended periods of time, potential losses are subject to change due to, among other things, new developments, changes in legal strategy, the outcome of intermediate procedural and substantive rulings and other parties’ settlement posture and their evaluation of the strength or weakness of their case against us. For these reasons, we are currently unable to predict the ultimate timing or outcome of, or reasonably estimate the possible losses or a range of possible losses resulting from, the matters described above. Based on information currently available, the Company does not believe that any reasonably possible losses arising from the currently pending legal matters described above will be material to the Company’s results of operations or financial condition. However, in light of the inherent uncertainties involved in such matters, an adverse outcome in this litigation could materially adversely affect the Company’s financial condition, results of operations or cash flows in any particular reporting period.
Securities litigation and corresponding shareholder activism, if any, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

Investing in our common stock may involve an above average degree of risk.
The investments we make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.
Our shares of common stock have a limited trading history and we cannot assure you that the market price of shares of our common stock will not decline.
Our shares of common stock have a limited trading history and we cannot assure you that a public trading market will be sustained for such shares. We cannot predict the prices at which our common stock will trade. We cannot assure you that the market price of shares of our common stock will not decline at any time. In addition, our common stock has from time to time traded below its net asset value since our inception and if our common stock continues to trade below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.
Our common stockholders will bear the expenses associated with our borrowings, and the holders of our debt securities will have certain rights senior to our common stockholders.
All of the costs of offering and servicing our debt securities, including interest thereon, is borne by our common stockholders. The interests of the holders of any debt we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt to receive interest or principal repayment will be senior to those of our common stockholders. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues for a sustained period of time, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
Shares of our common stock have traded at a discount from net asset value and may do so in the future.
Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock has at times traded below its net asset value per share since our IPO on September 30, 2013. Our shares could continue trade at a discount to net asset value. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below its net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.
You may not receive distributions or our distributions may decline or may not grow over time, and you will experience dilution in your ownership percentage if you opt out of our dividend reinvestment plan.
We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be materially and adversely affected by the impact of one or more of the risks described herein. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our Board and will depend on our earnings, financial condition, maintenance of RIC tax treatment, compliance with applicable BDC, SBA regulations and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will make distributions to our stockholders in the future.
All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
We will have broad discretion over the use of proceeds of any successful offering made pursuant to this prospectus, to the extent it is successful.
We will have significant flexibility in applying the proceeds of any successful offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses, and correspondingly, our expense ratio, will be lowered.
The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock.
At our 2019 Annual Stockholders Meeting, subject to certain determinations required to be made by our Board, we will ask our stockholders to approve our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 2, 2019 and expiring on the earlier of the one year anniversary of the date of the 2019 Annual Stockholders Meeting and the date of our 2020 Annual Stockholders Meeting, which is expected to be held in April 2020.
If we were to sell shares of our common stock below its then current net asset value per share; would be subject to the determination by our Board that such issuance is in our and our stockholders’ best interests. If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.
Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our common shares at a 10% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 1.0% or $10 per $1,000 of net asset value.
Your interest in Capitala Finance may be diluted if you do not fully exercise your subscription rights in any rights offering.
In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in Capitala Finance than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares would be purchased as a result of a rights offering.
In addition, if the subscription price in a rights offering is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the rights offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of any rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.
If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.
We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock we might issue would have the right to elect members of our board of directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our board of directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our RIC tax treatment under the Code for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS AND PROJECTIONS
This prospectus contains and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Capitala Finance, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, involve risks and uncertainties, including statements as to:
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our future operating results;

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our business prospects and the prospects of our portfolio companies;

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the impact of investments that we expect to make;

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our contractual arrangements and relationships with third parties;

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the dependence of our future success on the general economy and its impact on the industries in which we invest;

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the ability of our portfolio companies to achieve their objectives;

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our expected financings and investments;

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the adequacy of our cash resources and working capital; and

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the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
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an economic downturn could impair our portfolio companies’ ability to continue to operate or repay their borrowings, which could lead to the loss of some or all of our investments in such portfolio companies;

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a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

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interest rate volatility could adversely affect our results, particularly if we use leverage as part of our investment strategy; and

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the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the applicable date of this prospectus, any applicable prospectus supplement or free writing prospectus, including any documents incorporated by reference, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements.

USE OF PROCEEDS
We plan to use the net proceeds from the sale of our securities pursuant to this prospectus for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds from the sale of our securities pursuant to this prospectus. We are continuously identifying, reviewing and, to the extent consistent with its investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The applicable prospectus supplement or a free writing prospectus that we have authorized for use relating to an offering will more fully identify the use of the proceeds from such offering.
We estimate that it will take 3 to 6 months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities, market conditions and the amount raised. However, we can offer no assurance that we will be able to achieve this goal. At a minimum, the Company will invest more than half of its total assets in the types of securities designed to meet its business purpose, within two years after termination or completion of sales of securities pursuant to this prospectus.
Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality temporary investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
Our common stock is traded on the NASDAQ Global Select Market under the symbol “CPTA.” The following table sets forth, for each fiscal quarter within the two most recent fiscal years and the current fiscal year, the range of high and low intraday sales prices of our common stock as reported on the NASDAQ Global Select Market, the premium (discount) of sales price to our net asset value (NAV) and the distributions declared by us for each fiscal quarter.
	NAV Per Share(1)		Sales Price		Premium or (Discount) of High Sales Price to NAV(2)	Premium or (Discount) of Low Sales Price to NAV(2)	Declared Distributions Per Share(3)
Fiscal Year Ended			High	Low
December 31, 2019
Second Quarter (through April 16, 2019)	$	*	$8.74	$7.97	*%	*	$0.25
First Quarter	$	*	$8.74	$6.83	*%	*	$0.25
December 31, 2018
Fourth Quarter		$11.88	$8.80	$6.46	(25.9)%	(45.6)%	$0.25
Third Quarter		$12.71	$9.05	$8.29	(28.8)%	(34.8)%	$0.25
Second Quarter		$13.71	$8.60	$7.66	(37.3)%	(44.1)%	$0.25
First Quarter		$13.66	$8.15	$6.88	(40.3)%	(49.6)%	$0.25
December 31, 2017
Fourth Quarter		$13.91	$10.00	$7.12	(28.1)%	(48.8)%	$0.25
Third Quarter		$14.21	$13.57	$8.67	(4.5)%	(39.0)%	$0.39
Second Quarter		$14.97	$14.43	$12.85	(3.6)%	(14.2)%	$0.39
First Quarter		$15.71	$14.65	$13.00	(6.7)%	(17.3)%	$0.39

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)
Calculated as of the respective high or low intraday sales price divided by the quarter end NAV and subtracting 1.

(3)
Unless otherwise noted, represents the distribution paid or to be paid in the specified quarter. Unless otherwise indicated, no payments included a return of capital.

*
Not determinable at the time of filing

The last reported price for our common stock on April 16, 2019, was $8.70 per share. As of April 16, 2019, there were 40 holders of record of our common stock.
Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. Since our initial public offering on September 25, 2013, our shares of common stock have traded at times at both a discount and a premium to the net assets attributable to those shares. As of April 16, 2019, shares of our common stock traded at a discount of approximately (26.8)% of the NAV attributable to those shares as of December 31, 2018. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.
In order to qualify for tax treatment as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. To the extent that we have income available, we intend to make monthly distributions to our stockholders. Our monthly stockholder distributions, if any, will be determined by our Board of Directors on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including the possible loss of our qualification for tax treatment as a RIC. We cannot assure stockholders that they will receive any distributions.
To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.
We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.
The following table reflects our distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors during fiscal years ended 2019, 2018, and 2017.
Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2019	January 24, 2019	January 30, 2019	$0.0833
January 2, 2019	February 27, 2019	February 27, 2019	$0.0833
January 2, 2019	March 28, 2019	March 28, 2019	$0.0833
April 2, 2019	April 19, 2019	April 27, 2019	$0.0833
April 2, 2019	May 22, 2019	May 30, 2019	$0.0833
April 2, 2019	June 20, 2019	June 28, 2019	$0.0833
Total Distributions Declared for 2019			$0.50

Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2018	January 22, 2018	January 1, 2018	$0.0833
January 2, 2018	February 20, 2018	February 27, 2018	$0.0833
January 2, 2018	March 23, 2018	March 29, 2018	$0.0833
April 2, 2018	April 19, 2018	April 27, 2018	$0.0833
April 2, 2018	May 22, 2018	May 30, 2018	$0.0833
April 2, 2018	June 20, 2018	June 28, 2018	$0.0833
July 2, 2018	July 23, 2018	July 30, 2018	$0.0833
July 2, 2018	August 23, 2018	August 30, 2018	$0.0833
July 2, 2018	September 20, 2018	September 27, 2018	$0.0833
October 1, 2018	October 23, 2018	October 30, 2018	$0.0833
October 1, 2018	November 21, 2018	November 29, 2018	$0.0833
October 1, 2018	December 20, 2018	December 28, 2018	$0.0833
Total Distributions Declared and Distributed for 2018			$1.00

Date Declared	Record Date	Payment Date	Amount Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.13
January 3, 2017	February 20, 2017	February 27, 2017	$0.13
January 3, 2017	March 23, 2017	March 30, 2017	$0.13
April 3, 2017	April 19, 2017	April 27, 2017	$0.13
April 3, 2017	May 23, 2017	May 29, 2017	$0.13
April 3, 2017	June 21, 2017	June 29, 2017	$0.13
July 3, 2017	July 21, 2017	July 28, 2017	$0.13
July 3, 2017	August 23, 2017	August 30, 2017	$0.13
July 3, 2017	September 20, 2017	September 28, 2017	$0.13
October 2, 2017	October 23, 2017	October 30, 2017	$0.0833
October 2, 2017	November 21, 2017	November 29, 2017	$0.0833
October 2, 2017	December 20, 2017	December 28, 2017	$0.0833
Total Distributions Declared and Distributed for 2017			$1.42
Tax characteristics of all distributions paid by the Company are reported to stockholders on Form 1099 after the end of the calendar year. Our future distributions, if any, will be determined by our board of directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements and Projections” appearing elsewhere herein.
Overview
We are a Maryland corporation that has elected to be regulated as a BDC under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by (the Investment Advisor, and the Administrator provides the administrative services necessary for us to operate.
We provide capital to lower and traditional middle-market companies in the U.S., with a non-exclusive emphasis on the Southeast, Southwest and Mid-Atlantic regions. We invest primarily in companies with a history of earnings growth and positive cash flow, proven management teams, products or services with competitive advantages and industry-appropriate margins. We primarily invest in companies with between $4.5 million and $30.0 million in trailing twelve-month EBITDA.
We invest in first lien loans, second lien loans and subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.
As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally must invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150%, if certain requirements are met, after November 1, 2019) after such borrowing, with certain limited exceptions. On March 23, 2018, the SBCA was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150% (i.e. the amount of debt may not exceed 66.7% of the value of our total assets), if certain requirements are met. On November 1, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective November 1, 2019. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M of the Code for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.
Corporate History
We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. The Company was formed for the purpose of  (i) acquiring, through a series of transactions, an investment portfolio from the Legacy Funds; (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle-market and traditional middle-market companies.
On September 24, 2013, the Company completed the Formation Transactions. Fund II, Fund III and Florida Sidecar became the Company’s wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, and continued to hold their existing investments at the time of IPO and have continued to make new investments after the IPO. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of  $20.00 per share resulting in net proceeds to the Company of  $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. During the fourth quarter of 2017, Florida Sidecar transferred all of its assets to the Company and was legally dissolved as a standalone partnership.
At the time of the Formation Transactions, our portfolio consisted of: (1) approximately $326.3 million in investments; (2) an aggregate of approximately $67.1 million in cash, interest receivable and other assets; and (3) liabilities of approximately $202.2 million of U.S. Small Business Administration (“SBA”) guaranteed debt payable. We have two subsidiaries licensed under the Small Business Investment Company (“SBIC”) Act that have elected to be regulated as BDCs under the 1940 Act.
The Company has formed and expects to continue to form the Taxable Subsidiaries, which are taxed as corporations for income tax purposes. The Taxable Subsidiaries allow the Company to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.
Basis of Presentation
The Company is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC 946”). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiaries.
The Company’s financial statements as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017, and 2016 are presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, Florida Sidecar, and the Taxable Subsidiaries) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.
Consolidation
As provided under Regulation S-X and ASC 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned investment company subsidiaries (Fund II, Fund III, Florida Sidecar, and the Taxable Subsidiaries) in its consolidated financial statements. The Company does not consolidate its interest in CSLF II because the investment is not considered a substantially wholly owned investment company subsidiary. Further, CSLF II is a joint venture for which shared power exists relating to the decisions that most significantly impact the economic performance of the entity. See Note 4 to the consolidated financial statements for a description of the Company’s investment in CSLF II.
Revenues
We generate revenue primarily from the periodic cash interest we collect on our debt investments. In addition, most of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrant participation, direct equity ownership or otherwise, which we expect to result in revenue in the form of dividends and/or capital gains. Further, we may generate revenue in the form of commitment, origination, amendment, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. These fees will be recognized as they are earned.
Expenses
Our primary operating expenses include the payment of investment advisory fees to our Investment Advisor, our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under an administration agreement between us and the Administrator (the “Administration

Agreement”) and other operating expenses as detailed below. Our investment advisory fee will compensate our Investment Advisor for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We will bear all other expenses of our operations and transactions, including (without limitation):
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the cost of our organization;

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the cost of calculating our net asset value, including the cost of any third-party valuation services;

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the cost of effecting sales and repurchases of our shares and other securities;

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interest payable on debt, if any, to finance our investments;

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fees payable to third parties relating to, or associated with, making investments (such as legal, accounting, and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

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transfer agent and custodial fees;

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fees and expenses associated with marketing efforts;

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costs associated with our reporting and compliance obligations under the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) other applicable federal and state securities laws and ongoing stock exchange listing fees;

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federal, state and local taxes;

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independent directors’ fees and expenses;

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brokerage commissions;

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costs of proxy statements, stockholders’ reports and other communications with stockholders;

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fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;

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direct costs and expenses of administration, including printing, mailing, telephone and staff;

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fees and expenses associated with independent audits and outside legal costs; and

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all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective administrative support staff.

Critical Accounting Policies and Use of Estimates
In the preparation of our consolidated financial statements and related disclosures, we have adopted various accounting policies that govern the application of U.S. GAAP. Our significant accounting policies are described in Note 2 to the consolidated financial statements. While all of these policies are important to understanding our financial statements, certain accounting policies and estimates are considered critical due to their impact on the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation, revenue recognition, and income taxes as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. Because of the nature of the judgments and assumptions we make, actual results could materially differ from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Investments
The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4 to our consolidated financial statements.
In determining fair value, our Board uses various valuation approaches, and engages a third-party independent valuation firm, which provides positive assurance on the investments it reviews. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:
Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.
Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. We use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.
In estimating the fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes original issue discount and payment-in-kind (“PIK income”), if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.

As a practical expedient, the Company uses NAV as the fair value for its equity investment in CSLF II. CSLF II records its underlying investments at fair value on a quarterly basis in accordance with the 1940 Act and ASC 820.
Valuation Techniques
Enterprise Value Waterfall Approach
The enterprise value waterfall approach determines an enterprise value based on EBITDA multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.
The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.
Income Approach
The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratio, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.
Asset Approach
The asset approach values an investment based on the value of the underlying collateral securing the investment. This approach is used when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.
Revenue Recognition
The Company’s revenue recognition policies are as follows:
Interest income and paid-in-kind interest income:   Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a payment-in-kind interest (“PIK interest”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on the accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.

Non-accrual investments:   Management reviews all loans that become 90 days or more past due, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected cash interest when it is determined that interest is no longer considered collectible. The Company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.
Gains and losses on investment sales and paydowns:   Realized gains and losses on investments are recognized using the specific identification method.
Dividend income and paid-in-kind dividends:   Dividend income is recognized on the date dividends are declared. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.
Original issue discount:   Discounts received to par on loans purchased are capitalized and accreted into income over the life of the loan. Any remaining discount is accreted into income upon prepayment of the loan.
Other income:   Origination fees (to the extent services are performed to earn such income), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to the maturity date are recorded as income upon receipt.
Income Taxes
Prior to the Formation Transactions, the Legacy Funds were treated as partnerships for U.S. federal, state and local income tax purposes and, therefore, no provision has been made in the accompanying consolidated financial statements for federal, state or local income taxes. In accordance with the partnership tax law requirements, each partner would include their respective components of the Legacy Funds’ taxable profits or losses, as shown on their Schedule K-1 in their respective tax or information returns. The Legacy Funds are disregarded entities for tax purposes prior to and post the Formation Transactions.
The Company has elected to be treated for U.S. federal income tax purposes and intends to comply with the requirement to qualify annually as a RIC under subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes.
In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.
Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% U.S. excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Since the Company’s IPO, the Company has not accrued or paid excise tax.
The Company elected to amend its tax year end from August 31 to December 31 and has filed a tax return for the four months ended December 31, 2017. The election to change tax year end is not expected to have a material impact on the Company’s consolidated statements of operations, the Company’s tax status as a RIC, or the nature of distributions paid to our stockholders.
The tax periods ended December 31, 2018, December 31, 2017, August 31, 2017, and August 31, 2016, remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the years ended December 31, 2018, 2017, and 2016. If the Company was required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statements of operations.
The Company’s Taxable Subsidiaries record deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiaries. As of December 31, 2018 and December 31, 2017, the Company recorded a net deferred tax asset of  $0.6 million and a deferred tax liability of  $1.3 million, respectively. For the years ended December 31, 2018 and December 31, 2017, the Company recorded a deferred tax benefit (provision) of  $1.9 million and $(1.3) million, respectively. For the year ended December 31, 2016, no tax provision was recorded.
In accordance with certain applicable U.S. treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive its entire distribution in either cash or stock of the RIC, subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20.0% of its entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.
ASC Topic 740 — Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2018 and December 31, 2017, there were no uncertain tax positions.
The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.
U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.
The Company has concluded that it was not necessary to record a liability for any such tax positions as of December 31, 2018 and 2017. However, the Company’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of, and changes to, tax laws, regulations and interpretations thereof.

On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a move from a worldwide tax system to a territorial system, as well as other changes. The Taxable Subsidiaries’ provisional tax is based on the new lower blended federal and state corporate tax rate of 24.86%. The implementation of the Tax Act did not have a material impact on the Company’s financial position and results of operations.
Portfolio and Investment Activity
The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through the Company’s subsidiaries that are licensed by the SBA under the SBIC Act, the Company offers customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. The Company invests in first lien loans, second lien loans, and subordinated loans and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies. As of December 31, 2018, our portfolio consisted of investments in 44 portfolio companies with a fair value of approximately $448.9 million.
Most of the Company’s debt investments are structured as first lien loans. First lien loans may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. First lien loans are secured by a first priority lien in existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. Unitranche debt, a form of first lien loan, typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security, bifurcating the loan into a first-out tranche and last-out tranche. As of December 31, 2018, 13.7% of the fair value of our first lien loans consisted of last-out loans. As of December 31, 2017, 13.7% of the fair value of our first lien loans consisted of last-out loans. In some cases, first lien loans may be subordinated, solely with respect to the payment of cash interest, to an asset based revolving credit facility.
The Company also invests in debt instruments structured as second lien loans. Second lien loans are loans which have a second priority security interest in all or substantially all of the borrower’s assets, and which are not subject to the blockage of cash interest payments to the Company at the first lien lender’s discretion.
In addition to first and second lien loans, the Company may also invest in subordinated loans. Subordinated loans typically have a second lien on all or substantially all of the borrower’s assets but unlike second lien loans, may be subject to the interruption of cash interest payments upon certain events of default, at the discretion of the first lien lender.
During the year ended December 31, 2018, we made approximately $107.8 million of investments and had approximately $123.5 million in repayments and sales of investments resulting in net repayments and sales of approximately $15.7 million for the year. During the year ended December 31, 2017, we made approximately $82.8 million of investments and had approximately $115.8 million in repayments and sales resulting in net repayments and sales of approximately $33.0 million for the year. During the year ended December 31, 2016, we made approximately $120.8 million of investments and had approximately $163.6 million in repayments and sales resulting in net investments of approximately $42.8 million for the year.
On August 31, 2016, we sold a portion of 14 securities across 10 portfolio companies to CapitalSouth Partners Florida Sidecar Fund II, L.P. (“FSC II”), including granting an option to acquire a portion of our equity investment in Eastport Holdings, LLC (the “Written Call Option”), in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, we received cash consideration of  $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. These assets were sold to FSC II at their June 30, 2016 fair market values, resulting in a net realized gain of  $0.1 million. Our Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act.

The Company collected and will periodically collect principal and interest payments related to certain of the securities purchased by FSC II. Such principal and interest payments will be remitted timely to FSC II based on its proportionate share of the security. FSC II does not have any recourse to the Company related to the non-payment of principal or interest by the underlying issuers of the securities.
The Written Call Option granted FSC II the right to purchase up to 31.25% of our equity investment in Eastport Holdings, LLC. The Written Call Option had a strike price of  $1.5 million and a termination date of August 31, 2018. On August 27, 2018, FSC II exercised its option at a strike price of  $1.5 million. The fair value of the Written Call Option, which had been treated as a derivative liability and recorded in the financial statement line item Written Call Option at fair value in our consolidated statements of assets and liabilities, was approximately $0.0 million and $6.8 million as of December 31, 2018 and 2017, respectively. For purposes of determining the fair value of the Written Call Option, we calculated the difference in the fair value of the underlying equity investment in Eastport Holdings, LLC and the strike price of the Written Call Option, or intrinsic value. The Written Call Option was classified as a Level 3 financial instrument.
As of December 31, 2018, our debt investment portfolio, which represented 76.4% of the fair value of our total portfolio, had a weighted average annualized yield of approximately 11.9%. As of December 31, 2018, 41.4% of the fair value of our debt investment portfolio was bearing a fixed rate of interest. As of December 31, 2017, our debt investment portfolio, which represented 75.5% of the fair value of our total portfolio, had a weighted average annualized yield of approximately 11.9%. As of December 31, 2017, 51.7% of the fair value of our debt investment portfolio was bearing a fixed rate of interest.
The weighted annualized yield is calculated based on the effective interest rate as of period end, divided by the fair value of our debt investments. The weighted average annualized yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of all of our fees and expenses. There can be no assurance that the weighted average yield will remain at its current level.
The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2018 (dollars in thousands):
	Investments at Amortized Cost	Percentage of Total	Investments at Fair Value	Percentage of Total
First Lien Debt	$252,174	54.9%	$237,570	48.7%
Second Lien Debt	33,040	7.2	32,495	6.7
Subordinated Debt	72,562	15.8	73,113	15.0
Equity and Warrants	48,594	10.6	92,054	18.9
Capitala Senior Loan Fund II, LLC	13,600	3.0	13,695	2.8
Cash and Cash Equivalents	39,295	8.5	39,295	7.9
Total	$459,265	100.0%	$488,222	100.0%
The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2017 (dollars in thousands):
	Investments at Amortized Cost	Percentage of Total	Investments at Fair Value	Percentage of Total
First Lien Debt	$257,147	51.8%	$243,489	45.8%
Second Lien Debt	32,465	6.6	30,794	5.8
Subordinated Debt	120,235	24.2	103,385	19.5
Equity and Warrants	55,180	11.1	122,271	23.0
Cash and Cash Equivalents	31,221	6.3	31,221	5.9
Total	$496,248	100.0%	$531,160	100.0%

The following table shows the portfolio composition by industry grouping at fair value (dollars in thousands):
	December 31, 2018		December 31, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Business Services	$57,946	12.9%	$70,122	14.0%
Consumer Products	27,746	6.2	29,612	5.9
Information Technology	25,232	5.6	24,761	5.0
Financial Services	21,666	4.8	26,920	5.4
Sales & Marketing Services	19,496	4.3	17,388	3.5
Telecommunications	18,000	4.0	—	—
Food Product Manufacturer	17,335	3.9	16,222	3.2
Healthcare	16,972	3.8	21,368	4.3
Industrial Equipment Rental	16,327	3.6	15,603	3.1
IT Consulting	15,233	3.4	12,231	2.4
Retail	14,979	3.3	15,000	3.0
Building Products	14,833	3.3	17,879	3.6
Automobile Part Manufacturer	14,384	3.2	9,285	1.9
Healthcare Management	13,792	3.1	9,014	1.8
Investment Funds	13,695	3.0	—	—
Multi-Platform Media and Consumer Products	13,000	2.9	—	—
Textile Equipment Manufacturer	12,848	2.8	12,505	2.5
Government Services	12,109	2.7	10,320	2.1
Computer Supply Retail	10,597	2.4	12,551	2.5
Oil & Gas Services	9,861	2.2	27,774	5.6
Conglomerate	9,004	2.0	7,645	1.5
Advertising & Marketing Services	8,712	1.9	5,157	1.0
Testing Laboratories	7,503	1.7	—	—
Oil & Gas Engineering and Consulting Services	6,854	1.5	8,528	1.7
Professional and Personal Digital Imaging	6,674	1.5	8,810	1.8
Electronic Machine Repair	6,432	1.4	—	—
Produce Distribution	6,210	1.4	6,170	1.2
Farming	5,880	1.3	5,581	1.1
Restaurant	4,903	1.1	4,880	1.0
Medical Device Distributor	4,797	1.1	4,713	0.9
Online Merchandise Retailer	3,499	0.8	3,755	0.8
Footwear Retail	3,184	0.7	17,748	3.6
QSR Franchisor	3,018	0.7	7,650	1.5
Logistics	2,984	0.7	—	—
Home Repair Parts Manufacturer	1,722	0.4	2,767	0.6
Household Product Manufacturer	758	0.2	1,316	0.3
Data Processing & Digital Marketing	742	0.2	1,035	0.2
Specialty Retail	—	—	20,713	4.1
Fuel Transportation Services	—	—	11,588	2.3

	December 31, 2018		December 31, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Transportation	$—	$—	$11,560	2.3%
Refrigeration/HVAC Services	—	—	8,736	1.7
Bowling Products	—	—	7,186	1.4
Consumer Electronics	—	—	3,498	0.7
Replacement Window Manufacturer	—	—	1,880	0.4
In-Home Healthcare Services	—	—	174	0.1
Automotive Chemicals & Lubricants	—	—	101	0.0
Retail Display & Security Services	—	—	100	0.0
Dental Practice Management	—	—	93	0.0
Total	$448,927	100.0%	$499,939	100.0%

With the exception of the international investment holdings noted below, all investments made by the Company as of December 31, 2018 and December 31, 2017 were made in portfolio companies located in the U.S. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic region at fair value as of December 31, 2018 and December 31, 2017 (dollars in thousands):
	At December 31, 2018		At December 31, 2017
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
South	$224,856	50.1%	$254,829	51.0%
Midwest	77,537	17.3	84,832	17.0
West	77,353	17.2	107,835	21.5
Northeast	66,303	14.8	44,428	8.9
International	2,878	0.6	8,015	1.6
Total	$448,927	100.0%	$499,939	100.0%
In addition to various risk management tools, our Investment Advisor uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.
As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but it is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.

Our internal investment rating system incorporates the following five categories:
Investment Rating	Definition
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.
Our Investment Advisor will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our Investment Advisor will review these investment ratings on a quarterly basis. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.
The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2018 and 2017 (dollars in thousands):
	As of December 31, 2018		As of December 31, 2017
Investment Rating	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments
1	$171,829	38.3%	$191,204	38.2%
2	194,411	43.3	186,445	37.3
3	73,325	16.3	97,309	19.5
4	9,362	2.1	24,981	5.0
5	—	—	—	—
Total	$448,927	100.0%	$499,939	100.0%
As of December 31, 2018, we had debt investments in two portfolio companies on non-accrual status with an amortized cost of  $20.7 million and a fair value of  $9.4 million, which represented 4.9% and 2.1% of the investment portfolio, respectively. As of December 31, 2017, we had debt investments in four portfolio companies on non-accrual status with amortized cost of  $50.1 million and a fair value of $25.0 million, which represented 10.8% and 5.0% of the investment portfolio, respectively.
Capitala Senior Loan Fund II, LLC
On December 20, 2018, Capitala and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation, entered into a limited liability company agreement (the “LLC Agreement”) to co-manage Capitala Senior Loan Fund II, LLC (“CSLF II”). The purpose and design of the joint venture is to invest primarily in senior secured first-out loans. Capitala and Trinity have committed to provide $25.0 million of equity to CSLF II, with Capitala providing $20.0 million and Trinity providing $5.0 million.
Capitala and Trinity each appointed two members to CSLF II’s four-person board of directors and investment committee. All material decisions with respect to CSLF II, including those involving its investment portfolio, require approval of a member on the board of directors and investment committee of at least one member representing Capitala and Trinity, respectively.
As of December 31, 2018, $13.6 million and $3.4 million in equity capital had been contributed by Capitala and Trinity, respectively. As of December 31, 2018, the Company and Trinity had $6.4 million and $1.6 million of unfunded equity capital commitments outstanding. The Company’s equity investment in CSLF II is not redeemable.
Below is a summary of CSLF II’s portfolio at fair value as of December 31, 2018 (dollars in thousands):
December 31, 2018
First lien loans(1)	$10,000
Weighted average current interest rate on first lien loans	7.6%
Number of borrowers in CSLF II	2
Largest portfolio company investment(1)	$5,550
Total of five largest portfolio company investments(1)(2)	$10,000

(1)
Based on principal amount outstanding at year end.

(2)
Only two investments outstanding at year end.

Below is CSLF II’s schedule of investments as of December 31, 2018:
Capitala Senior Loan Fund II, LLC
Schedule of Investments
December 31, 2018
(in thousands)
Portfolio Company	Industry	Type of Investment	Principal Amount	Cost	Fair Value
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
U.S. BioTek Laboratories, LLC	Testing Laboratories	First Lien Debt (7.8% Cash (3 month LIBOR + 5.0%, 2.0% Floor), Due 12/14/23)	$4,500	$4,500	$4,500
Freedom Electronics, LLC	Electronics	First Lien Debt (7.5% Cash (1 month LIBOR + 5.0%, 2.0% Floor), Due 12/20/23)	5,500	5,500	5,500
TOTAL INVESTMENTS IN NON-CONTROLLED, NON-AFFILIATED PORTFOLIO COMPANIES			$10,000	$10,000	$10,000

Below is the financial information for CSLF II:
Capitala Senior Loan Fund II, LLC
Statement of Assets and Liabilities
(in thousands)
As of December 31, 2018
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $10,000)	$10,000
Cash and cash equivalents	7,100
Interest receivable	31
Total assets	$17,131
LIABILITIES
Accounts payable	$12
Total liabilities	$12
NET ASSETS
Partners’ capital	$17,119
Total net assets	$17,119
Capitala Senior Loan Fund II, LLC
Statement of Operations
(in thousands)
For the period from December 20, 2018 (commencement of operations) to December 31, 2018
INVESTMENT INCOME
From non-controlled, non-affiliated investments:
Interest income	$31
Fee income	100
Total investment income	$131
EXPENSES
General and administrative expenses	$12
Total expenses	$12
NET INVESTMENT INCOME	$119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119

Results of Operations
Our operating results for the years ended December 31, 2018, 2017 and 2016 are as follows (dollars in thousands):
	For the Year Ended December 31,
	2018	2017	2016
Total investment income	$47,293	$51,089	$68,312
Total expenses, net of incentive fee waivers	31,271	35,565	39,272
Net investment income	16,022	15,524	29,040
Total realized loss on investments	(34,804)	(24,189)	(22,766)
Net unrealized appreciation (depreciation) on investments	(5,955)	7,049	5,594
Net unrealized appreciation (depreciation) on Written Call Option	6,795	(4,079)	(2,716)
Tax benefit (provision)	1,916	(1,289)	—
Net increase (decrease) in net assets resulting from operations	$(16,026)	$(6,984)	$9,152
Investment income
The composition of our investment income for the years ended December 31, 2018, 2017 and 2016 was as follows (dollars in thousands):
	For the Year Ended December 31,
	2018	2017	2016
Interest income	$40,357	$40,462	$54,990
Fee income	2,044	2,027	4,118
Payment-in-kind interest and dividend income	4,348	7,143	6,300
Dividend income	397	1,221	2,792
Other Income	—	125	85
Interest from cash and cash equivalents	147	111	27
Total investment income	$47,293	$51,089	$68,312
The income reported as interest income and PIK interest and PIK dividend income is generally based on the stated rates as disclosed in our consolidated schedule of investments. Accretion of discounts received for purchased loans are included in interest income as an adjustment to yield. As a general rule, our interest income and PIK interest and PIK dividend income are recurring in nature.
We also generate fee income primarily through origination fees charged for new investments, and secondarily via amendment fees, consent fees, prepayment penalties, and other fees. While fee income is typically non-recurring for each investment, most of our new investments include an origination fee; as such, fee income is dependent upon our volume of directly originated investments and the fee structure associated with those investments.
We earn dividends on certain equity investments within our investment portfolio. As noted in our consolidated schedule of investments, some investments are scheduled to pay a periodic dividend, though these recurring dividends do not make up a significant portion of our total investment income. We may, and have received, more substantial one-time dividends from our equity investments.
For the year ended December 31, 2018, total investment income decreased by $3.8 million, or 7.4%, compared to the year ended December 31, 2017. The decrease from the prior year was driven primarily by a $2.8 million decline in PIK income, from $7.1 million for the year ended December 31, 2017, to $4.3 million for the year ended December 31, 2018. The decrease in PIK income was due to a decline in investments with a contractual PIK rate. Interest income declined $0.1 for the year ended December 31, 2018 compared to the year ended December 31, 2017, as a decline in average outstanding debt investments was partially offset by an increase in the weighted average cash interest yield of the portfolio and a decline in average non-accrual debt investments. For the year ended December 31, 2018, we generated $1.7 million in origination fees from new deployments and $0.3 million in other fees. Comparatively, for the year ended December 31, 2017, we generated $1.2 million in origination fees from new deployments and $0.8 million in other fees. Dividend income decreased from $1.2 million for the year ended December 31, 2017 to $0.4 million for the year ended December 31, 2018, mostly driven by a decrease in one-time dividends from portfolio companies.
For the year ended December 31, 2017, total investment income decreased by $17.2 million, or 25.2%, compared to the year ended December 31, 2016. The decrease from the prior year was driven primarily by a $14.5 million decline in interest income, from $55.0 million for the year ended December 31, 2016, to $40.5 million for the year ended December 31, 2017. The decline in interest income was caused by a decline in average outstanding debt investments and an increase in average non-accrual debt investments. Fee income declined by $2.1 million compared to the prior year, from $4.1 million for the year ended December 31, 2016 to $2.0 million for the year ended December 31, 2017. For the year ended December 31, 2017, we generated $1.2 million in origination fees from new deployments and $0.8 million in other fees. Comparatively, for the year ended December 31, 2016, we generated $2.1 million in origination fees from new deployments and $2.0 million in other fees. Dividend income decreased from $2.8 million for the year ended December 31, 2016 to $1.2 million for the year ended December 31, 2017, mostly driven by a $1.8 million decrease in dividends paid by Capitala Senior Liquid Loan Fund I, LLC. PIK income increased $0.8 million compared to the prior year, from $6.3 million for the year ended December 31, 2016 to $7.1 million for the year ended December 31, 2017. The increase in PIK income was primarily due to investments restructured during the year ended December 31, 2017 that provided for an increase in the PIK rate being charged.
Operating expenses
The composition of our expenses for the years ended December 31, 2018, 2017 and 2016 was as follows (dollars in thousands):
	For the Year Ended December 31,
	2018	2017	2016
Interest and financing expenses	$17,283	$18,825	$19,711
Loss on extinguishment of debt	—	2,732	—
Base management fee	9,049	9,780	10,588
Incentive fees, net of incentive fee waiver	244	350	5,169
General and administrative expenses	4,695	3,878	3,804
Total expenses, net of fee waivers	$31,271	$35,565	$39,272
For the year ended December 31, 2018, operating expenses decreased by $4.3 million, or 12.1%, compared to the year ended December 31, 2017. For the year ended December 31, 2017, we recognized a $2.7 million loss on extinguishment of debt related to repayment of our 7.125% Notes due 2021 (the “2021 Notes”). Interest and financing expenses declined from $18.8 million for the year ended December 31, 2017 to $17.3 million for the year ended December 31, 2018 due to lower weighted average interest rates on our outstanding debt and lower average debt outstanding. Our base management fee declined from $9.8 million for the year ended December 31, 2017 to $9.0 million for the year ended December 31, 2018 due to lower average assets under management. Incentive fees, net of incentive fee waiver, decreased from $0.4 million to $0.2 million due to lower pre-incentive fee net investment income. General and administrative expenses increased from $3.9 million for the year ended December 31, 2017 to $4.7 million for the year ended December 31, 2018 due primarily to an increase in legal expenses relating to a shareholder lawsuit, an increase in payments made to the Administrator, and an increase in professional fees related to internal control audit services.
For the year ended December 31, 2017, operating expenses decreased by $3.7 million, or 9.4%, compared to the year ended December 31, 2016. For the year ended December 31, 2017 we recognized a $2.7 million loss on extinguishment of debt related to the repayment of our 2021 Notes. The increase in expenses related to the loss on extinguishment of debt was offset by (i) a decline in base management fees, from $10.6 million for the year ended December 31, 2016, to $9.8 million for the year ended December 31, 2017 due to lower average assets under management, (ii) a decline in incentive fees, net of incentive fee waiver, from $5.2 million for the year ended December 31, 2016 to $0.4 million for the year ended December 31, 2017, due to lower pre-incentive fee net investment income, and (iii) a decline in interest and financing expenses, from $19.7 million for the year ended December 31, 2016 to $18.8 million for the year ended December 31, 2017, primarily due to a lower average debt balance outstanding during the period.
Net realized gains (losses) on sales of investments
During the years ended December 31, 2018, 2017, and 2016, we recognized $(34.8) million, $(24.2) million and $(22.8) million of net realized losses on our portfolio investments, respectively.
Net unrealized appreciation (depreciation) on investments
Net change in unrealized appreciation (depreciation) on investments reflects the net change in the fair value of our investment portfolio. For the years ended December 31, 2018, 2017, and 2016, we had $(6.0) million, $7.0 million and $5.6 million of unrealized appreciation (depreciation) on investments, respectively.
Net unrealized depreciation on Written Call option
For the years ended December 31, 2018, 2017 and 2016 we had net unrealized appreciation (depreciation) on the Written Call Option of  $6.8 million, $(4.1) million, and $(2.7) million, respectively.
Tax benefit (provision)
For the years ended December 31, 2018 and December 31, 2017, we recorded a tax benefit (provision) of  $1.9 million and $(1.3) million, respectively. For the year ended December 31, 2016, no tax provision was recorded.
Changes in net assets resulting from operations
For the years ended December 31, 2018, 2017, and 2016 we recorded a net increase (decrease) in net assets resulting from operations of  $(16.0) million, $(7.0) million, and $9.2 million, respectively. Based on the weighted average shares of common stock outstanding for the years ended December 31, 2018, 2017, and 2016 our per share net increase (decrease) in net assets resulting from operations was $(1.00), $(0.44), and $0.58, respectively.
Summarized Financial Information of Our Unconsolidated Subsidiaries
The Company holds a control interest, as defined by the 1940 Act, in five portfolio companies that are considered significant subsidiaries under the guidance in Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each such portfolio company, along with summarized financial information as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017, and 2016.
During the year ended December 31, 2018, the Company sold its investment in Kelle’s Transport Service, LLC and realized a loss of  $3.7 million. During the year ended December 31, 2018, the Company wrote-off its investment in On-Site Fuel Service, Inc. and realized a loss of  $16.7 million.
AAE Acquisition, LLC
AAE Acquisition, LLC, formed on May 21, 2004 as a Delaware limited liability company, is an aerial equipment rental and services business primarily serving the Gulf Coast region. The income (loss) the Company generated from AAE Acquisition, LLC, which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation), was $1.7 million, $1.7 million, and $(1.1) million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016 respectively.

CableOrganizer Acquisition, LLC
CableOrganizer Acquisition, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income (loss) the Company generated from CableOrganizer Acquisition, LLC, which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation), was $(2.4) million, $1.8 million and $1.9 million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.
Eastport Holdings, LLC
Eastport Holdings, LLC, an Ohio limited liability company organized on November 1, 2011, is a holding company consisting of marketing and advertising companies located across the U.S. The income the Company generated from Eastport Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $11.4 million and $14.3 million for the years ended December 31, 2017 and December 31, 2016, respectively. On August 27, 2018, the Written Call Option associated with the Company’s investment in Eastport Holdings, LLC was exercised and, as a result of the reduced ownership percentage, is no longer considered a control investment. The income the Company generated from Eastport Holdings, LLC while it was considered a control investment from January 1, 2018 to August 27, 2018 was $2.1 million. The summarized financial information disclosed below is as of August 31, 2018 and for the eight months ended August 31, 2018 as this is the period that Eastport Holdings, LLC was considered a control investment.
Micro Precision, LLC
Micro Precision, LLC, formed on August 5, 2011 as a Delaware limited liability company, is a prime contractor supplying critical parts and mechanical assemblies to the U.S. Department of Defense as well as designer and manufacturer of locomotive air horns. The income the Company generated from Micro Precision, LLC, which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation), was $2.1 million, $0.0 million, and $1.8 million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.
Navis Holdings, Inc.
Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation) was $0.6 million, $0.7 million, and $1.9 million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.
The summarized unaudited financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):
	As of
Balance Sheets – AAE Acquisition, LLC	December 31, 2018	December 31, 2017
Current assets	$7,277	$6,712
Noncurrent assets	22,994	27,668
Total assets	$30,271	$34,380
Current liabilities	$53,939	$2,897
Noncurrent liabilities	2,122	51,428
Total liabilities	$56,061	$54,325
Total deficit	$(25,790)	$(19,945)

	For the year ended
Statements of Operations – AAE Acquisition, LLC	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$27,162	$26,677	$28,352
Cost of goods sold	20,098	20,265	22,402
Gross profit	$7,064	$6,412	$5,950
Other expenses	$12,768	$11,916	$11,812
Net loss before income taxes	(5,704)	(5,504)	(5,862)
Income tax provision	—	—	—
Net loss	$(5,704)	$(5,504)	$(5,862)

	As of
Balance Sheets – CableOrganizer Acquisition, LLC	December 31, 2018	December 31, 2017
Current assets	$2,987	$5,182
Noncurrent assets	8,459	8,354
Total assets	$11,446	$13,536
Current liabilities	$13,094	$5,205
Noncurrent liabilities	—	12,346
Total liabilities	$13,094	$17,551
Total deficit	$(1,648)	$(4,015)

	For the year ended
Statements of Operations – CableOrganizer Acquisition, LLC.	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$18,115	$27,133	$23,277
Cost of goods sold	12,183	19,819	15,715
Gross profit	$5,932	$7,314	$7,562
Other expenses	$7,960	$10,690	$10,344
Net loss before income taxes	(2,028)	(3,376)	(2,782)
Income tax provision	—	—	—
Net loss	$(2,028)	$(3,376)	$(2,782)

	As of
Balance Sheets – Eastport Holdings, LLC	August 31, 2018	December 31, 2017
Current assets	$99,483	$94,396
Noncurrent assets	185,292	180,266
Total assets	$284,775	$274,662
Current liabilities	$163,085	$153,182
Noncurrent liabilities	60,939	56,272
Total liabilities	$224,024	$209,454
Total equity	$60,751	$65,208

	For the eight months ended August 31, 2018	For the year ended
Statements of Operations – Eastport Holdings, LLC		December 31, 2017	December 31, 2016
Net sales	$373,943	$510,400	$499,986
Cost of goods sold	267,395	364,605	377,036
Gross profit	$106,548	$145,795	$122,950
Other expenses	$103,811	$135,597	$111,677
Net income before income taxes	2,737	10,198	11,273
Income tax provision	335	278	—
Net income	$2,402	$9,920	$11,273

	As of
Balance Sheets – Micro Precision, LLC	December 31, 2018	December 31, 2017
Current assets	$5,880	$6,187
Noncurrent assets	19,436	15,864
Total assets	$25,316	$22,051
Current liabilities	$7,712	$6,511
Noncurrent liabilities	13,961	15,790
Total liabilities	$21,673	$22,301
Total equity (deficit)	$3,643	$(250)

	For the year ended
Statements of Operations – Micro Precision, LLC	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$12,083	$14,053	$17,788
Cost of goods sold	6,595	8,677	12,183
Gross profit	$5,488	$5,376	$5,605
Other expenses	$5,562	$6,590	$6,836
Net loss before income taxes	(74)	(1,214)	(1,231)
Income tax provision	—	—	—
Net loss	$(74)	$(1,214)	$(1,231)

	As of
Balance Sheets – Navis Holdings, Inc.	December 31, 2018	December 31, 2017
Current assets	$5,868	$4,723
Noncurrent assets	5,145	2,162
Total assets	$11,013	$6,885
Current liabilities	$5,542	$2,463
Noncurrent liabilities	8,060	6,738
Total liabilities	$13,602	$9,201
Total deficit	$(2,589)	$(2,316)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$14,305	$13,947	$17,803
Cost of goods sold	8,456	8,729	10,933
Gross profit	$5,849	$5,218	$6,870
Other expenses	$5,977	$4,684	$5,070
Net income (loss) before income taxes	(128)	534	1,800
Income tax provision	20	1,185	701
Net income (loss)	$(148)	$(651)	$1,099
Financial Condition, Liquidity and Capital Resources
We use and intend to use existing cash primarily to originate investments in new and existing portfolio companies, pay distributions to our stockholders, and repay indebtedness.
On September 30, 2013, we issued 4,000,000 shares at $20.00 per share in our IPO, generating net proceeds of  $74.25 million.
On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility was amended on May 22, 2015, June 16, 2017, and July 19, 2018 (the “Amendments”). The Amendments were affected, among other things, in order to increase the total borrowings allowed under the Credit Facility, allow for stock repurchases, extend the maturity date, and to reduce the minimum required interest coverage ratio. The Credit Facility currently provides for borrowings up to $114.5 million and may be increased up to $200.0 million pursuant to its “accordion” feature. The Credit Facility matures on June 16, 2021. As of December 31, 2018, we had $10.0 million outstanding and $104.5 million available under the Credit Facility.
On April 13, 2015, we completed an underwritten offering of 3,500,000 shares of our common stock at a public offering price of  $18.32 per share. The total proceeds received in the offering net of underwriting discounts and offering costs were approximately $61.7 million.
On May 16, 2017, we issued $70.0 million in aggregate principal amount of 6.0% fixed-rate notes due May 31, 2022 (the “2022 Notes”). On May 25, 2017, we issued an additional $5.0 million in aggregate principal amount of the 2022 Notes pursuant to a partial exercise of the underwriters’ overallotment option. The 2022 Notes will mature on May 31, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2019 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest is payable quarterly beginning August 31, 2017. The 2022 Notes are listed on the NASDAQ Global Select Market under the trading symbol “CPTAL” with a par value $25.00 per share.
On May 26, 2017, we issued $50.0 million in aggregate principal amount of 5.75% fixed-rate convertible notes due on May 31, 2022 (the “2022 Convertible Notes”). On June 26, 2017, we issued an additional $2.1 million in aggregate principal amount of the 2022 Convertible Notes pursuant to a partial exercise of the underwriters’ overallotment option. Interest is payable quarterly beginning August 31, 2017. The 2022 Convertible Notes are listed on the NASDAQ Capital Market under the trading symbol “CPTAG” with a par value $25.00 per share.
As of December 31, 2018, Fund II had $26.2 million in regulatory capital and $15.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding. In addition to our existing SBA-guaranteed debentures, we may, if permitted by regulation, seek to issue additional SBA-guaranteed debentures as well as other forms of leverage and borrow funds to make investments. On June 10, 2014, we received an exemptive order from the SEC exempting us, Fund II and Fund III from certain provisions of the 1940 Act

(including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the 1934 Act, with respect to Fund II and Fund III. We intend to comply with the conditions of the order.
As of December 31, 2018, we had $39.3 million in cash and cash equivalents, and our net assets totaled $190.6 million.
Contractual Obligations
We have entered into two contracts under which we have material future commitments: the Investment Advisory Agreement, pursuant to which the Investment Advisor serves as our investment adviser, and the Administration Agreement, pursuant to which our Administrator agrees to furnish us with certain administrative services necessary to conduct our day-to-day operations. Payments under the Investment Advisory Agreement in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Administration Agreement will occur on an ongoing basis as expenses are incurred on our behalf by our Administrator.
The Investment Advisory Agreement and the Administration Agreement are each terminable by either party without penalty upon 60 days’ written notice to the other. If either of these agreements is terminated, the costs we incur under new agreements may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under both our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.
A summary of our significant contractual payment obligations as of December 31, 2018 are as follows (dollars in thousands):
	Contractual Obligations Payments Due by Period
	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years	Total
SBA Debentures	$—	$80,700	$85,000	$—	$165,700
2022 Notes	—	—	75,000	—	75,000
2022 Convertible Notes	—	—	52,088	—	52,088
Credit Facility	—	$10,000	—	—	$10,000
Total Contractual Obligations	$—	$90,700	$212,088	$—	$302,788
Distributions
In order to qualify as a RIC and to avoid corporate-level U.S. federal income tax on the income we distribute to our stockholders, we are required to distribute at least 90% of our net ordinary income and our net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Additionally, we must distribute an amount at least equal to the sum of 98% of our net ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31) plus any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax to avoid a U.S. federal excise tax. We made quarterly distributions to our stockholders for the first four full quarters subsequent to our IPO. To the extent we have income available, we have made and intend to make monthly distributions thereafter. Our monthly stockholder distributions, if any, will be determined by our Board on a quarterly basis. Any distribution to our stockholders will be declared out of assets legally available for distribution.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time, and from time to time we may decrease the amount of our distributions. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a BDC under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including the possible loss of our qualification as a RIC. We cannot assure stockholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying any stockholder distribution carefully and should not assume that the source of any distribution is our ordinary income or capital gains.
We have adopted an “opt out” dividend reinvestment plan (“DRIP”) for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in our DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes.
The following tables summarize our distributions declared from January 1, 2016 through December 31, 2018:
Date Declared	Record Date	Payment Date	Amount Per Share
January 2, 2018	January 22, 2018	January 30, 2018	$0.0833
January 2, 2018	February 20, 2018	February 27, 2018	0.0833
January 2, 2018	March 23, 2018	March 29, 2018	0.0833
April 2, 2018	April 19, 2018	April 27, 2018	0.0833
April 2, 2018	May 22, 2018	May 30, 2018	0.0833
April 2, 2018	June 20, 2018	June 28, 2018	0.0833
July 2, 2018	July 23, 2018	July 30, 2018	0.0833
July 2, 2018	August 23, 2018	August 30, 2018	0.0833
July 2, 2018	September 20, 2018	September 27, 2018	0.0833
October 1, 2018	October 23, 2018	October 30, 2018	0.0833
October 1, 2018	November 21, 2018	November 29, 2018	0.0833
October 1, 2018	December 20, 2018	December 28, 2018	0.0833
Total Distributions Declared and Distributed for 2018			$1.00

Date Declared	Record Date	Payment Date	Amount Per Share
January 3, 2017	January 20, 2017	January 30, 2017	$0.1300
January 3, 2017	February 20, 2017	February 27, 2017	0.1300
January 3, 2017	March 23, 2017	March 30, 2017	0.1300
April 3, 2017	April 19, 2017	April 27, 2017	0.1300
April 3, 2017	May 23, 2017	May 29, 2017	0.1300
April 3, 2017	June 21, 2017	June 29, 2017	0.1300
July 3, 2017	July 21, 2017	July 28, 2017	0.1300
July 3, 2017	August 23, 2017	August 30, 2017	0.1300
July 3, 2017	September 20, 2017	September 28, 2017	0.1300
October 2, 2017	October 23, 2017	October 30, 2017	0.0833
October 2, 2017	November 21, 2017	November 29, 2017	0.0833
October 2, 2017	December 20, 2017	December 28, 2017	0.0833
Total Distributions Declared and Distributed for 2017			$1.42

Date Declared	Record Date	Payment Date	Amount Per Share
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567
January 4, 2016	February 19, 2016	February 26, 2016	0.1567
January 4, 2016	March 22, 2016	March 30, 2016	0.1567
April 1, 2016	April 22, 2016	April 28, 2016	0.1567
April 1, 2016	May 23, 2016	May 30, 2016	0.1567
April 1, 2016	June 21, 2016	June 29, 2016	0.1567
July 1, 2016	July 22, 2016	July 29, 2016	0.1567
July 1, 2016	August 22, 2016	August 30, 2016	0.1567
July 1, 2016	September 22, 2016	September 29, 2016	0.1567
September 22, 2016	October 21, 2016	October 28, 2016	0.1300
September 22, 2016	November 21, 2016	November 29, 2016	0.1300
September 22, 2016	December 21, 2016	December 29, 2016	0.1300
Total Distributions Declared and Distributed for 2016			$1.80
Related Parties
We have entered into the Investment Advisory Agreement with the Investment Advisor. Joseph B. Alala, our chief executive officer and chairman of our Board, is the managing partner and chief investment officer of the Investment Advisor, and M. Hunt Broyhill, a member of our Board, has an indirect controlling interest in the Investment Advisor.
In addition, an affiliate of the Investment Advisor also manages CapitalSouth Partners SBIC Fund IV, L.P. (“Fund IV”), a private investment limited partnership which provides financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Capitala Private Credit Fund V, L.P. (“Fund V”), a private investment limited partnership, and a private investment vehicle (referred to herein as “Capitala Specialty Lending Corp” or “CSLC”), both of which provide financing solutions to lower middle-market and traditional middle-market companies. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the SEC staff, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We expect to make, and have made, co-investments with Fund IV, Fund V and/or CSLC, to the extent their respective investment strategies align with ours.
On September 10, 2015, we, Fund II, Fund III, Fund V, and the Investment Advisor filed an application for exemptive relief with the SEC to permit an investment fund and one or more other affiliated investment funds, including future affiliated investment funds, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under the 1940 Act. On June 1, 2016, the SEC issued an order (the “Order”) permitting this relief. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of  $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. Capitala Advisors Corp., the Company’s Administrator, also serves as the administrator to FSC II.
The Company may invest in the same unitranche facility as CSLF II whereby CSLF II provides the first-out portion of the unitranche facility and the Company and other lenders provide the last-out portion of the unitranche facility. Under a guarantee agreement, the Company may be required to purchase its pro-rata portion of first-out loans from CSLF II upon certain triggering events, including acceleration upon payment default of the underlying borrower. As of December 31, 2018, the Company has evaluated the fair value of the guarantee under the guidance of ASC Topic 460 — Guarantees and determined that the fair value of the guarantee is immaterial as the risk of payment default for first-out loans in CSLF II is considered remote. The maximum exposure to credit risk as of December 31, 2018 is $4.3 million and extends to the stated maturity of the underlying loans in CSLF II.
We have entered into a license agreement with the Investment Advisor, pursuant to which the Investment Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”
We have entered into the Administration Agreement with our Administrator. Pursuant to the terms of the Administration Agreement, our Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer, and chairman of our Board, is the chief executive officer, president and a director of our Administrator.
Off-Balance Sheet Arrangements
As of December 31, 2018, the Company had outstanding unfunded commitments related to debt and equity investments in existing portfolio companies of  $6.4 million (Capitala Senior Loan Fund II, LLC), $5.0 million (Portrait Studio, LLC), $1.1 million (MC Sign Lessor, Corp), $1.0 million (U.S. BioTek Laboratories, LLC), $0.8 million (Freedom Electronics, LLC), and $0.3 million (CableOrganizer Acquisition, LLC). As of December 31, 2017, the Company had outstanding unfunded commitments related to debt investments in existing portfolio companies of  $3.1 million (Portrait Studio, LLC), $2.0 million (CIS Secure Computing, Inc.), $1.0 million (Kelle’s Transport Service, LLC), and $0.7 million (U.S. Well Services, LLC).
The Company may invest in the same unitranche facility as CSLF II whereby CSLF II provides the first-out portion of the unitranche facility and the Company and other lenders provide the last-out portion of the unitranche facility. Under a guarantee agreement, the Company may be required to purchase its pro-rata portion of first-out loans from CSLF II upon certain triggering events, including acceleration upon payment default of the underlying borrower. As of December 31, 2018, the Company has evaluated the fair value of the guarantee under the guidance of ASC Topic 460 — Guarantees and determined that the fair value of the guarantee is immaterial as the risk of payment default for first-out loans in CSLF II is considered remote. The maximum exposure to credit risk as of December 31, 2018 is $4.3 million and extends to the stated maturity of the underlying loans in CSLF II.
We have no other off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Recent Developments
Distributions
On January 2, 2019 our Board declared the following distributions:
Date Declared	Record Date	Payment Date	Distributions per Share
January 2, 2019	January 24, 2019	January 30, 2019	$0.0833
January 2, 2019	February 20, 2019	February 27, 2019	$0.0833
January 2, 2019	March 21, 2019	March 28, 2019	$0.0833
On April 1, 2019 our Board declared the following distributions:
Date Declared	Record Date	Payment Date	Distributions per Share
April 1, 2019	April 22, 2019	April 29, 2019	$0.0833
April 1, 2019	May 23, 2019	May 30, 2019	$0.0833
April 1, 2019	June 20, 2019	June 27, 2019	$0.0833
Portfolio Activity
On January 4, 2019, the Company invested $9.2 million in first lien debt and $0.9 million in membership units of Reliant Account Management, LLC.
On February 1, 2019, the Company invested $3.8 million in second lien debt of AAE Acquisition, LLC.
On February 27, 2019, the Company sold its warrants in B&W Quality Growers, LLC for $5.9 million.
Borrowings
On February 22, 2019, the Company completed an amendment to its Credit Facility that reduced its minimum net asset value to $150.0 million and reduced the minimum required asset coverage ratio to 2:1 debt-to-equity.
On March 1, 2019, the Company prepaid $15.7 million in outstanding SBA debentures for Fund II and relinquished the related SBIC license.

SENIOR SECURITIES
Information about the Company’s senior securities as of December 31, 2018, 2017, 2016, 2015, 2014 and 2013 and information about Fund II’s and Fund III’s senior securities as of December 31, 2012, 2011, 2010 and 2009 are shown in the following table. The reports of  (i) Ernst & Young LLP, an independent registered public accounting firm, on the senior securities table as of December 31, 2018, 2017, 2016, 2015, 2014 and 2013, and (ii) Dixon Hughes Goodman LLP, Fund II’s and Fund III’s auditor, on the senior securities table as of December 31, 2012 and 2011, are attached as, or incorporated by reference to, exhibits to the registration statement of which this prospectus is a part. The information as of December 31, 2010 and 2009 has been derived from the financial statements of Fund II and Fund III that were subject to SBA-required statutory audits.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(6)	Asset Coverage per Unit(2)(6)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Capitala Finance Corp.
Credit Facility(5)
2018	$10,000	$2,400	—	N/A
2017	9,000	2,600	—	N/A
2016	44,000	2,600	—	N/A
2015	70,000	2,500	—	N/A
2014	—	1,800	—	N/A
2022 Notes
2018	$75,000	$2,400	—	$996
2017	75,000	2,600	—	1,014
2022 Convertible Notes
2018	$52,087	$2,400	—	$984
2017	52,087	2,600	—	1,001
SBA – guaranteed debentures
2018	$165,700	N/A	—	N/A
2017	170,700	N/A		N/A
2016	170,700	N/A	—	N/A
2015	184,200	N/A	—	N/A
2014	192,200	$1,800	—	N/A
2013	202,200	2,300	—	N/A
2014 Notes
2016	$113,438	$2,600	—	$1,006
2015	113,438	2,500	—	1,020
2014	113,438	1,800	—	1,036
Fund II SBA – guaranteed debentures
2012	$52,200	$2,000	—	N/A
2011	52,200	1,600	—	N/A
2010	36,500	1,600	—	N/A
2009	36,500	1,500	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(6)	Asset Coverage per Unit(2)(6)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4)
	(in thousands)
Fund III SBA – guaranteed debentures
2012	$125,000	$1,700	—	N/A
2011	90,000	1,700	—	N/A
2010	33,000	1,900	—	N/A
2009	—	—	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “— ” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable except for the 2014 Notes, the 2022 Notes and the 2022 Convertible Notes which are publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit.

(5)
As of December 31, 2018, we had $10.0 million outstanding on the Credit Facility. If there were no outstanding balance on the Credit Facility at December 31, 2018, the asset coverage per unit for our total senior securities would have been $2,500. As of April 16, 2019, we had $25.0 million outstanding on the Credit Facility.

(6)
We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of December 31, 2018, 2017, 2016, and 2015 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the asset coverage ratio we are required to satisfy under the 1940 Act.

BUSINESS
We are an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a BDC under the 1940 Act. We commenced operations on May 24, 2013 and completed our IPO on September 30, 2013. We are managed by Capitala Investment Advisors, an investment adviser that is registered as an investment adviser under the Advisers Act, and Capitala Advisors Corp. provides the administrative services necessary for us to operate. For U.S. federal income tax purposes, we have elected to be treated, and intend to comply with the requirements to continue to qualify annually, as a RIC under subchapter M of the Code.
Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the SBA under the SBIC Act, we offer customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We invest in first lien loans, second lien loans and subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.
Our Investment Strategy
Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We expect the companies in which we invest will generally have between $4.5 million and $30.0 million in trailing twelve month EBITDA. We believe our focus on direct lending to private companies enables us to receive higher interest rates and more substantial equity participation. As part of that strategy, we may invest in first-lien loans, which have a first priority security interest in all or some of the borrower’s assets. In addition, our first lien loans may include positions in “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second lien loans, providing us with greater influence and security in the primary collateral of a borrower and potentially mitigating loss of principal should a borrower default. We also may invest in second lien loans, which have a second priority security interest in all or substantially all of the borrower’s assets. In addition to first and second lien loans, we invest in subordinated loans, which may include mezzanine and other types of junior debt investments. Like second lien loans, our subordinated loans typically have a second lien on all or substantially all of the borrower’s assets; however, the principal difference between subordinated loans and second lien loans is that in a subordinated loan, we may be subject to the interruption of cash interest payments, at the discretion of the first lien lender, upon certain events of default. In addition to debt securities, we may acquire equity or detachable equity-related interests (including warrants) from a borrower. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be rated below investment grade. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We intend to target investments that mature in four to six years from our investment.
We typically will not limit the size of our loan commitments to a specific percentage of a borrower’s assets that serve as collateral for our loan, although we attempt to protect against risk of loss on our debt investments by structuring, underwriting and pricing loans based on anticipated cash flows of our borrowers. As of December 31, 2018, our investment adviser underwrote investments in 134 lower middle-market and traditional middle-market companies totaling more than $1.4 billion of invested capital since 2000, and we believe that a continuation of this strategy allows us to make structured investments with more attractive pricing and greater opportunities for meaningful equity participation than traditional asset-based, senior secured loans. Further, we believe that we benefit from our investment adviser’s long-standing relationships with many private equity fund sponsors, whose participation in portfolio companies, we believe, makes repayment from refinancing, asset sales and/or sales of the borrowers themselves more likely than a strategy whereby we consider investments only in founder-owned or non-sponsored borrowers.
Capitala Investment Advisors
We are managed by the Investment Advisor, whose investment team members have significant and diverse experience financing, advising, operating and investing in lower middle-market and middle-market companies. Moreover, our Investment Advisor’s investment team has refined its investment strategy by sourcing, reviewing, acquiring and monitoring 134 portfolio companies totaling more than $1.4 billion of invested capital from 2000 through December 31, 2018. The Investment Advisor’s investment team also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies. Fund IV had its first closing in March 2013 and obtained SBA approval for its SBIC license in April 2013. In addition to Fund IV, affiliates of the Investment Advisor may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of the Investment Advisor also manages Fund V, a private investment limited partnership, and CSLC, both of which provide financing solutions to lower middle-market and traditional middle-market companies. The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the staff of the SEC, the Investment Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor’s allocation procedures. We expect to make, and have made, co-investments with Fund IV, Fund V and/or CSLC, to the extent their respective investment strategies align with ours.
Our Investment Advisor is led by Joseph B. Alala, III, our chief executive officer, chairman of our Board of Directors, and the managing partner and chief investment officer of our Investment Advisor, M. Hunt Broyhill, a member of the Board of Directors and a partner of our Investment Advisor, Stephen A. Arnall, our chief financial officer and chief operating officer, and John F. McGlinn, a managing director of our Investment Advisor. Messrs. Alala, Broyhill and McGlinn serve as our Investment Advisor’s investment committee. They are assisted by nineteen investment professionals. See “Portfolio Management.”
Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than 15 years. These investment professionals have an average of over 20 years of experience in various finance-related fields, including operations, corporate finance, investment banking, business law and merchant banking, and have collectively developed a broad network of contacts that can offer us investment opportunities. Much of our investment adviser’s investment team has worked together screening opportunities, underwriting new investments and managing a portfolio of investments in lower middle-market and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble.
Corporate Structure and History
Set forth below is a diagram of our current organizational structure:

(1)
Capitala Finance also owns 100% of the general partners of each of Fund II and Fund III. These general partners do not hold any portfolio investments.

(2)
Includes the investments acquired from Fund I and Fund III Parent through the Formation Transactions.

On May 26, 2017, we issued $50.0 million in aggregate principal amount of the 2022 Convertible Notes. On June 26, 2017, we issued an additional $2.1 million in aggregate principal amount of the 2022 Convertible Notes pursuant to a partial exercise of the underwriters’ overallotment option. Interest is payable quarterly beginning August 31, 2017. The 2022 Convertible Notes are listed on the NASDAQ Capital Market under the trading symbol “CPTAG” with a par value $25.00 per share.
On May 16, 2017, we issued $70.0 million in aggregate principal amount of the 2022 Notes. On May 25, 2017, we issued an additional $5.0 million in aggregate principal amount of the 2022 Notes pursuant to a partial exercise of the underwriters’ overallotment option. The 2022 Notes will mature on May 31, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after May 31, 2019 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest is payable quarterly beginning August 31, 2017. The 2022 Notes are listed on the NASDAQ Global Select Market under the trading symbol “CPTAL” with a par value $25.00 per share.
On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility was amended on May 22, 2015, June 16, 2017, July 19, 2018, (the “Amendments”). The Amendments were affected, among other things, in order to increase the total borrowings allowed under the Credit Facility, allow for stock repurchases, extend the maturity date, and to reduce the minimum required interest coverage ratio. The Credit Facility currently provides for borrowings up to $114.5 million and may be increased up to $200.0 million pursuant to its “accordion” feature. The Credit Facility matures on June 16, 2021. As of December 31, 2018, we had $10.0 million outstanding and $104.5 million available under the Credit Facility.
Borrowings under the Credit Facility bear interest, at our election, at a rate per annum equal to (i) the one, two, three or six month LIBOR as applicable, plus 3.00% or (ii) 2.00% plus the highest of  (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three-month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, two, three or six-month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one-month LIBOR rate will reset on the one-month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. We will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.
Our Portfolio
As of December 31, 2018, the investments in our portfolio were comprised of approximately $343.2 million in debt investments and $105.7 million in equity investments and warrants across 44 portfolio companies. The debt investments in our portfolio had a weighted average annualized yield of approximately 11.9% as of December 31, 2018, which includes a cash component of approximately 11.4% and a PIK interest component of approximately 0.5%. PIK interest represents contractually deferred interest added to the investment balance that is generally due at the end of the investment term and recorded as income on an accrual basis to the extent such amounts are expected to be collected.
As of December 31, 2018, the debt investments in our portfolio had a weighted average time to maturity of 2.4 years. Our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control and, as needed, intercreditor agreements to protect second lien positions.

The following charts summarize our portfolio mix of investments by security type, industry and region based on fair value as of December 31, 2018.
Mix of Investments by Security Type
Mix of Investments by Industry
Mix of Investments by Region
Market Opportunity
We believe that the current credit environment provides significant opportunities to achieve attractive risk-adjusted returns on the types of cash flow-based loans to lower and traditional middle-market companies that we intend to make. In particular, we believe that due to factors affecting lending institutions (including but not limited to consolidation, capital constraints and regulatory changes) and the failure of non-bank financing vehicles during and immediately following the 2008 – 2009 recession, demand for financing from lower and traditional middle-market companies exceeds, and will continue to exceed, the investment capacity of lenders that have traditionally served this market. We review investment opportunities throughout the United States. Based on our location and the 20-year track record of our investment adviser’s investment team, we target our business development efforts in the Southeast, Southwest and Mid-Atlantic capital markets.
We believe that the following characteristics of the current credit markets combined with certain long-term trends associated with lending to lower and traditional middle-market companies provide a strong market environment.
•
Strong Demand For Capital Coupled with Fewer Providers.   We believe there has been a combination of growing demand for capital and an underserved market for capital addressing lower and traditional middle-market borrowers. We believe there is robust demand for both continued growth capital and refinancing capital as debt facilities become due at a time when there is a significant lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

•
recent domestic and international regulatory changes, including Basel III and Federal Reserve regulations, have resulted in the contraction of banks’ lending capacities and a related de-emphasis on product offerings to lower and traditional middle-market companies;

•
the elimination of many specialized lenders from the market due to lack of capital as a result of various factors including the shrinking of the securitization market or their own poor performance; and

•
the need for certain remaining capital providers to reduce lending activities due to reduced access to capital and the overall deleveraging of the financial market.

We expect bank lending to small-cap companies to continue to be constrained for several years as the Basel Committee on Banking Supervision’s international regulatory framework for banks, also known as the Basell III rules, phase in. The number of FDIC-insured commercial banks and savings institutions has declined by approximately 48% from 1998 through December 2018. We believe that the relative decline in competition drives a higher volume of deal flow to us.
•
More Conservative Deal Structures and Attractive Return Profiles.   As a result of traditional lenders having been hurt by loans underwritten prior to the 2008 – 2009 economic recession, borrowers have generally been required to maintain more equity as a percentage of their total capitalization. With more conservative capital structures, middle market companies have exhibited higher levels of cash flows available to service their debt. In addition, middle market companies often are characterized by simpler capital structures than larger borrowers, which facilitates a streamlined underwriting process.

Further, the withdrawal of many traditional senior lenders from the market, combined with reduced leverage levels and a restoration of prudent loan conditions and covenant levels, allows for specialty finance companies making unitranche and cash flow-based senior or subordinated loans to charge premium risk-adjusted pricing, while subordinated only to a modest amount of senior asset-based debt (if not maintaining first lien senior secured positions over the loan collateral provided by the borrowers).
•
Underserved Capital Markets.   We believe that the Southeast, Southwest and Mid-Atlantic capital markets are less-served than other larger, more mature capital markets (i.e., the Northeast, Midwest and West Coast). Likewise, we believe that the impact of credit contraction as a result of lender consolidation, departure or refocusing will continue to disproportionately impact the lower and traditional middle-market companies that the Legacy Funds have supported since 2000.

Our Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in lower and traditional middle-market companies due to the following competitive advantages:
•
Focus on Seasoned, Lower and Traditional Middle-Market Companies in Underserved Capital Markets.   Most of our capital is invested in companies that need growth capital, acquisition financing or funding to recapitalize or refinance existing debt facilities. We generally seek to avoid investing in high-risk, early-stage enterprises that are only beginning to develop their market share or build their management and operational infrastructure. We believe our target portfolio companies are generally considered too small for, or remote from, large, competitive capital markets, or in underserved industries or sectors. Further, we anticipate that some investments will require our industry-specific knowledge and expertise. As a result, we believe we can negotiate loan terms that typically will possess better risk-adjusted return profiles than loan terms to larger, more mainstream companies. We will generally seek to avoid aggressive, direct competition with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with competitive biddings. While we will consider investment opportunities from anywhere in the United States and we recognize the importance of geographic diversification, we continue to focus on smaller, underserved capital markets. We are headquartered in Charlotte, North Carolina. We have offices in Raleigh, North Carolina; Fort Lauderdale, Florida, Atlanta, Georgia, Los Angeles, California, New York, New York, and Dallas, Texas. We have an historical track record with numerous investment firms and deal sources across the Southeast, Southwest and Mid-Atlantic regions. We believe we are well positioned to continue to source high quality investment opportunities throughout these regions.

•
Flexible, Customized Financing Solutions to Provide Attractive Risk-Adjusted Returns.   Based on our prior experience, we can offer our portfolio companies (and their financial sponsors) a variety of attractive bespoke financing structures to meet their capital needs. We expect to continue to focus on first lien, second lien and subordinated debt investments, coupled with equity interests, either in the form of detachable “penny” warrants or equity co-investments made pari passu with financial sponsors. As of December 31, 2018, the weighted average annualized yield of the our debt investments was approximately 11.9%, which includes a cash component of approximately 11.4% and a PIK interest component of approximately 0.5%. In addition, our debt investments have structural protections, including default penalties, information rights, affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control, and, as needed, intercreditor agreements to protect second lien positions.

•
Disciplined Underwriting Policies and Rigorous Portfolio Management.   We pursue rigorous due diligence of all prospective investments regardless of whether a potential investment was sourced directly by our investment adviser or we are invited to invest as part of a lending syndicate. Our investment adviser’s investment team has developed an extensive underwriting due diligence process, which includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, including quantitative and qualitative stress tests, review of industry data and analyst coverage and consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes continue during the portfolio monitoring process, when our investment adviser will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies.

•
Lower-Cost SBA-Guaranteed Debentures.   As licensed SBICs, Fund II and Fund III have issued fixed low-interest rate, long-term debentures that are guaranteed by the SBA, securitized, and ultimately sold in the capital markets. We believe these lower-cost existing debentures and any additional SBA-guaranteed debentures we may be permitted to issue in the future will allow us to increase our net interest income beyond the level that would otherwise be attainable without such leverage or by solely utilizing traditional higher-cost leverage obtained from conventional financial institutions. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs.

•
Established Direct Origination Platform with Extensive Deal Sourcing Infrastructure.   Our investment adviser’s investment team has reviewed, on average, over 800 investment opportunities per year since 2008. We anticipate that our principal source of investment opportunities will continue to be sell-side intermediaries and private equity sponsors investing in the same types of lower and traditional middle-market companies in which we seek to invest. We believe our investment adviser’s track record, extensive experience in multiple industries and investments with multiple private equity sponsors have strengthened our relationships with private equity sponsors and will lead to new ones. Our investment adviser’s investment team will seek to leverage its extensive network of additional referral sources, including law firms, accounting firms, financial, operational and strategic consultants and financial institutions, with whom we have completed investments made by the Legacy Funds. All these relationships should continue to enable us to review a significant amount of high quality, direct (or non-brokered) deal flow, lead to a stable, continuing source of high quality investment opportunities, and provide significant benefits to our investments, such as thorough due diligence, an additional primary layer of investment monitoring and management and a backup source of additional equity funding. In the future, we may co-invest with investment funds, accounts and vehicles managed by our Investment Advisor or its affiliates when doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price. On June 1, 2016, the SEC issued an exemptive order permitting us and certain of our affiliates, to co-invest together in portfolio companies subject to certain conditions included therein. We expect that this order will permit greater flexibility to negotiate the terms of co-investments with investment funds, accounts and investment vehicles managed by our Investment Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

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Experienced Management Team with Proven Track Record.   We believe that our investment adviser’s investment team is one of the leading capital providers to lower and traditional middle-market companies in the Southeast, Southwest and Mid-Atlantic regions. Since their respective formations in 1998, 2002 and 2007 until the IPO, Fund I, Fund II and Fund III had invested in excess of  $46.9 million, $151.8 million and $278.9 million in 79, 117, and 78 transactions, respectively. As of the IPO, approximately $9.1 million, $9.6 million and $15.7 million of distributions and/or invested capital, as the case may be had been paid to investors, and approximately $4.2 million, $26.2 million and $75 million of funded capital remains outstanding in Fund I, Fund II and Fund III, respectively. Fund I, Fund II and Fund III were generally invested in the same types of portfolio investments that we target. Our investment adviser’s investment committee, as well as certain key investment team members that are involved in screening and underwriting portfolio transactions, have worked together for more than 15 years, and have an average of over 20 years of experience in finance-related fields. These five investment professionals have worked together screening opportunities, underwriting new investments in, and managing a portfolio of, investments in lower and traditional middle-market companies through two recessions, a credit crunch, the dot-com boom and bust and a historic, leverage-fueled asset valuation bubble. Moreover, the investment team has refined its investment strategy through the sourcing, reviewing, executing and monitoring of 134 portfolio companies totaling more than $1.4 billion of invested capital through December 31, 2018. Each member brings a complementary component to a team well-rounded in finance, accounting, operations, strategy, business law and executive management.

SBIC Licenses
Fund II and Fund III became our wholly owned subsidiaries after the completion of the Formation Transactions. Fund II was licensed to act as an SBIC and was regulated by the SBA until March 1, 2019, when we prepaid all remaining SBIC debts related to Fund II and relinquished Fund II’s license to act as an SBIC. Fund III is currently licensed to act as an SBIC and is regulated by the SBA. As of December 31, 2018, investments in Fund II and Fund III accounted for approximately 11.7% and 53.6%, respectively, of the fair value of our portfolio. As of December 31, 2018, Fund II and Fund III had $15.7 million and

$150.0 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $165.7 million of SBA-guaranteed debentures outstanding as of December 31, 2018.
An SBIC license allows an SBIC to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.
Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If, in the future, Fund III fails to comply with applicable SBA regulations, Fund III could, depending on the severity of the violation, limit or prohibit Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund III from making new investments. Such actions by Fund III would, in turn, negatively affect us because Fund III is our wholly owned subsidiary. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of December 31, 2018 as a result of having sufficient capital as defined under the SBA regulations.
The maximum leverage available to a “family” of affiliated SBIC funds is $350.0 million, subject to SBA approval. SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of  $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of  $350 million when they have at least $175 million in regulatory capital. As of December 31, 2018, Fund II had $26.2 million in regulatory capital and $15.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding.
On June 10, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% (or 150%, if certain conditions are met, after November 1, 2019) asset coverage test under the 1940 Act. This provides us with increased flexibility under the 200% (or 150%, if certain conditions are met, after November 1, 2019) asset coverage test by permitting us to borrow up to $165.7 million more than we would otherwise be able to absent the receipt of this exemptive relief.
Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default. See “Regulation as a Business Development Company — Small Business Investment Company Regulations.”
Investments
Capitala Investment Advisors’ investment team uses a disciplined investment, portfolio monitoring and risk management process that emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular portfolio review, analysis and performance-guided responses, and proper investment diversification. We allocate capital among different industries, geographies and private equity sponsors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and our ability to obtain favorable investment protection terms.
Types of Investments
We will target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities. In each case, the following criteria and guidelines are applied to the review of a potential investment; however, not all criteria are met in every single investment in our portfolio, nor do we guarantee that all criteria will be met in the investments we will make in the future.
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Established Companies With Positive Cash Flow.   We seek to invest in established companies with a history of generating revenues and positive cash flows. We intend to focus on companies with a history of profitability and minimum trailing twelve-month EBITDA of between $4.5 million and $30.0 million. We do not intend to invest in start-up companies, distressed or “turn-around” situations or companies with business plans that we do not understand.

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Experienced Management Teams with Meaningful Investment.   We seek to invest in companies in which senior or key managers have significant company- or industry-level experience and have significant equity ownership. It has been our experience that these management teams are more committed to the company’s success and more likely to manage the company in a manner that protects our debt and equity investments.

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Significant Invested Capital.   We believe that the existence of an appropriate amount of equity beneath our debt capital provides valuable support for our investment. In addition, the degree to which the particular investment is a meaningful one for the portfolio company’s financial sponsor, and the financial sponsor’s ability and willingness to invest additional equity capital as and to the extent necessary, are also important considerations.

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Appropriate Capital Structures.   We seek to invest in companies that are appropriately capitalized. First, we examine the amount of equity that is being invested by the company’s private equity sponsor to determine whether there is a sufficient capital cushion beneath our invested capital. We also analyze the amount of leverage, and the characteristics of senior debt with lien priority over our investment.

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Strong Competitive Position.   We intend to invest in companies that have developed strong, defensible product or service offerings within their respective market segments. These companies should be well positioned to capitalize on organic and strategic growth opportunities, and should compete in industries with strong fundamentals and meaningful barriers to entry. We further analyze prospective portfolio investments in order to identify competitive advantages within their respective industries, which may result in superior operating margins or industry-leading growth.

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Customer and Supplier Diversification.   We expect to invest in companies with sufficiently diverse customer and supplier bases. We believe these companies will be better able to endure industry consolidation, economic contraction and increased competition than those that are not sufficiently diversified. However, we also recognize that from time to time, an attractive investment opportunity with some concentration among its customer base or supply chain will present itself.

We believe that concentration issues can be evaluated and, in some instances (whether due to supplier or customer product or platform diversification, the existence and quality of long-term agreements with such customers or suppliers or other select factors), mitigated, thus presenting a superior risk-adjusted pricing scenario.
Debt Investments
Most of our debt investments are structured as first lien loans, and as of December 31, 2018, 69.2% of the fair value of our debt investments consisted of such investments. First lien loans may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. First lien loans are secured by a first priority lien in existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. In some cases, first lien loans may be subordinated, solely with respect to the payment of cash interest, to an asset based revolving credit facility. Unitranche debt, a form of first lien loan, typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security, bifurcating the loan into a first-out tranche and last-out tranche. As of December 31, 2018, 13.7% of the fair value of our first lien loans consisted of last-out loans. We believe that unitranche debt can be attractive for many lower middle-market and traditional middle-market businesses, given the reduced structural complexity, single lender interface and elimination of intercreditor or potential agency conflicts among lenders.
We may also invest in debt instruments structured as second lien loans. On a fair market value basis, 9.5% of our debt investments consisted of second lien loans as of December 31, 2018. Second lien loans are loans which have a second priority security interest in all or substantially all of the borrower’s assets, and which are not subject to the blockage of cash interest payments to us at the first lien lender’s discretion. In addition to first and second lien loans, we may also invest in subordinated loans.
On a fair market value basis, 21.3% of our debt investments consisted of subordinated loans as of December 31, 2018. Subordinated loans typically have a second lien on all or substantially all of the borrower’s assets, but unlike second lien loans, may be subject to the interruption of cash interest payments upon certain events of default, at the discretion of the first lien lender. Our subordinated loans are typically issued with five year terms.
Some of our debt investments have payment-in-kind (“PIK”) interest, which is a form of interest that is not paid currently in cash, but is accrued and added to the loan balance until paid at the end of the term. While we generally seek to minimize the percentage of our fixed return that is in the form of PIK interest, we sometimes receive PIK interest due to prevailing market conditions that do not support the overall blended interest yield on our debt investments being paid in all-cash interest. As of December 31, 2018, our weighted average PIK yield is 0.5%. As of December 31, 2018, the weighted average annualized cash yield on our debt portfolio was 11.4%. In addition to yield in the form of current cash and PIK interest, some of our debt investments include an equity component, such as a warrant to purchase a common equity interest in the borrower for a nominal price.
Equity Investments
When we make a debt investment, we may be granted equity participation in the form of detachable warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make non-control equity co-investments in conjunction with a loan transaction with a borrower. Capitala Investment Advisors’ investment team generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and, as and to the extent available, event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights. In addition to warrants and equity co-investments, our debt investments in the future may contain a synthetic equity position.

Investment Process
Our Investment Advisor’s investment team is led by its investment committee and is responsible for all aspects of our investment process. The current members of the investment committee are Joseph B. Alala, III, our chief executive officer, chairman of our Board of Directors and the managing partner and chief investment officer of our Investment Advisor, M. Hunt Broyhill, a partner of our Investment Advisor, and John F. McGlinn, a managing director of our Investment Advisor. They are assisted by a team of nineteen investment professionals. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Mr. Alala and one other member of the investment committee of the Investment Advisor must approve investments in order for them to proceed. Messrs. Alala and McGlinn meet weekly and, together with Mr. Broyhill, on an as needed basis, depending on the nature and volume of investment opportunities. Capitala Investment Advisors’ investment committee has worked together for over fifteen years. See “Portfolio Management.” The stages of our investment selection process are as follows:
Deal Generation/Origination
Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, service providers (such as lawyers and accountants), as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment team supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to investment banking boutiques, private equity firms and independent sponsors that are also investing in high quality lower middle-market and traditional middle-market companies, and, most importantly, based on our investment adviser’s track record as a responsive, flexible, value-add lender and co-investor, as demonstrated by over 134 investments in lower middle-market and traditional middle-market businesses and equity co-investments with reputed private equity firms since 2000. We believe we have developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses and in executing financial sponsors’ growth strategies. Furthermore, with offices throughout the U.S., we have the ability to cover a large geographical area and to market to unique groups from each office. Specifically, our Charlotte, Raleigh, Fort Lauderdale, Atlanta, Los Angeles, New York, and Dallas offices cover significant territory that is traditionally underserved, allowing us to source a high volume of direct deal flow.
Screening
All potential investments that are received are screened for suitability and consistency with our investment criteria (see “— Due Diligence and Underwriting,” below). In screening potential investments, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employed in their work with the Legacy Funds and commits resources to managing downside exposure. If a potential investment meets our basic investment criteria, a deal team is assigned to perform preliminary due diligence. In doing so, we consider some or all of the following factors:
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A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections made by management or the financial sponsor, as the case may be, and pro forma financial ratios assuming an investment consistent with possible structures. In analyzing our model, we test various investment structures, pricing options, downside scenarios and other sensitivities in order to better understand potential risks and possible financial covenant ratios;

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The competitive landscape and industry dynamics impacting the potential portfolio company;

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Strengths and weaknesses of the potential investment’s business strategy and industry outlook; and

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Results of a broad qualitative analysis of the company’s products or services, market position and outlook, customers, suppliers and quality of management.

If the results of this preliminary due diligence are satisfactory, the deal team prepares an executive summary that is presented to our investment adviser’s investment committee in a meeting that includes all members of the portfolio and investment teams. This executive summary includes the following areas:
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Company history and summary of product(s) and/or service(s);

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An overview of investors, anticipated capital sources and transaction timing;

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Investment structure and expected returns, including initial projected financial ratios;

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Analysis of historical financial results and key assumptions;

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Analysis of the company’s business strategy;

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Analysis of the financial sponsor’s relevant experience or expected strategy;

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Investment strengths, weaknesses and priority issues to be addressed in due diligence; and

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Pro forma capitalization and ownership.

If our investment committee recommends moving forward, we will issue a non-binding term sheet or indication of interest to the potential portfolio company and, when applicable, its financial sponsor. If a term sheet is successfully negotiated, we will begin more formal due diligence and underwriting as we progress towards the ultimate investment approval and closing.
Due Diligence and Underwriting
The completion of due diligence deliverables is led by at least two investment professionals However, all investment and portfolio team members are regularly updated with due diligence progress, especially any issues that emerge. The investment professionals leading the due diligence efforts are typically assigned to the original deal team that worked on the executive summary However, post-term sheet deal teams sometimes contain one or more additional investment professionals and may include other professionals from business development, portfolio or other areas if a particular skill or experience set would be especially valuable in the due diligence process. The members of the underwriting team complete due diligence and analyze the relationships among the prospective portfolio company’s business plan, operations and expected financial performance. Due diligence consists of some or all of the following:
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On-site visits with management and relevant key employees;

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In-depth review of historical and projected financial statements, including covenant calculation work sheets;

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Interviews with customers and suppliers;

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Management background checks;

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Review of reports by third-party accountants, outside counsel and other industry, operational or financial experts, whether retained by us, or the financial sponsor;

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Review of material contracts; and

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Review of financial sponsor’s due diligence package and internal executive summaries.

Typically, we utilize outside experts to analyze the legal affairs, accounting systems and financial results and, where appropriate, we engage specialists to investigate certain issues. During the underwriting process, significant, ongoing attention is devoted to sensitivity analyses regarding whether a company might bear a significant “downside” case and remain profitable and in compliance with assumed financial covenants. These “downside” scenarios typically involve assumptions regarding the loss of key customers and/or suppliers, an economic downturn, adverse regulatory changes and other relevant stressors that we attempt to simulate in our quantitative and qualitative analyses. Further, we continually examine the effect of these scenarios on financial ratios and other metrics.

During the underwriting process, the executive summary that was completed for the initial investment committee presentation is updated and changes are presented at subsequent, weekly meetings of the investment committee for continued discussion and, to the extent applicable, the investment committee issues new instructions to the underwriting team from the investment committee.
Approval, Documentation and Closing
The underwriting team for the proposed investment presents the updated executive summary and key findings from due diligence to the investment committee on an ongoing, weekly basis. Prior to the commencement of documentation, approval from the investment committee is sought and, if approved, the underwriting professionals heretofore involved proceed to documentation.
At all times during the documentation process, the underwriting professionals who conducted the due diligence remain involved; likewise, all extensively negotiated documentation decisions are made by the lead underwriting team member, in accordance with input from at least one investment committee member and guidance from outside counsel. As and to the extent necessary, key documentation challenges are brought before the investment committee for prompt discussion and resolution. Upon the completion of satisfactory documentation and the satisfaction of closing conditions, final approval is sought from the investment committee before closing and funding.
Ongoing Relationships with Portfolio Companies
Monitoring
Our investment adviser will monitor our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company. We generally require our portfolio companies to provide annual audited financial statements and quarterly unaudited financial statements, in each case, with management discussion and analysis and covenant compliance certificates, and monthly unaudited financial statements. Using the monthly financial statements, we calculate and evaluate all financial covenants and additional financial coverage ratios that might not be part of our covenant package in the loan documents. For purposes of analyzing a portfolio company’s financial performance, we may adjust their financial statements to reflect pro forma results in the event of a recent change of control, sale, acquisition or anticipated cost savings.
Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, including the following:
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Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

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Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

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Comparisons to our other portfolio companies in the industry, if any;

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Attendance at and participation in the board meetings; and

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Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.
As part of our valuation procedures, we risk rate all of our investments. In general, our investment rating system uses a scale of 1 to 5, with 1 being the lowest probability of default and principal loss. Our internal rating is not an exact system, but is used internally to estimate the probability of: (i) default on our debt securities and (ii) loss of our debt principal, in the event of a default. In general, our internal rating system may also assist our valuation team in its determination of the estimated fair value of equity securities or equity-like securities. Our internal risk rating system generally encompasses both qualitative and quantitative aspects of our portfolio companies.
Our internal investment rating system incorporates the following five categories:
Investment Rating	Summary Description
1	In general, the investment may be performing above our internal expectations. Full return of principal and interest is expected. Capital gain is expected.
2	In general, the investment may be performing within our internal expectations, and potential risks to the applicable investment are considered to be neutral or favorable compared to any potential risks at the time of the original investment. All new investments are initially given this rating.
3	In general, the investment may be performing below our internal expectations and therefore, investments in this category may require closer internal monitoring; however, the valuation team believes that no loss of investment return (interest and/or dividends) or principal is expected. The investment also may be out of compliance with certain financial covenants.
4	In general, the investment may be performing below internal expectations and quantitative or qualitative risks may have increased materially since the date of the investment. Some loss of investment return and/or principal is expected.
5	In general, the investment may be performing substantially below our internal expectations and a number of quantitative or qualitative risks may have increased substantially since the original investment. Loss of some or all principal is expected.
Our investment adviser will monitor and, when appropriate, change the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, our investment adviser will review these investment ratings on a quarterly basis, and our board of directors will affirm such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.
The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2018 and December 31, 2017 (dollars in thousands):
	As of December 31, 2018		As of December 31, 2017
Investment Rating	Investments at Fair Value	Percentage of Total Investments	Investments at Fair Value	Percentage of Total Investments
1	$171,829	38.3%	$191,204	38.2%
2	194,411	43.3	186,445	37.3
3	73,325	16.3	97,309	19.5
4	9,362	2.1	24,981	5.0
5	—	—	—	—
Total	$448,927	100.0%	$499,939	100.0%
Valuation Procedures
We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.
We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:
Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.
Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 1.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 1.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.
The recommendation of fair value will generally be based on the following factors, as relevant:
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the nature and realizable value of any collateral;

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the portfolio company’s ability to make payments;

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the portfolio company’s earnings and discounted cash flow;

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the markets in which the issuer does business; and

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comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:
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private placements and restricted securities that do not have an active trading market;

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securities whose trading has been suspended or for which market quotes are no longer available;

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debt securities that have recently gone into default and for which there is no current market;

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securities whose prices are stale;

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securities affected by significant events; and

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securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.
In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and PIK interest or dividends, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.

For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.
As part of the fair valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board of Directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, private credit funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, competition for investment opportunities has emerged among alternative investment vehicles, such as CLOs and other BDCs, some of which are sponsored by other alternative asset investors, as these entities have begun to focus on making investments in lower and traditional middle-market companies. As a result of these new entrants, competition for our investment opportunities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of our experience and reputation, our willingness to make smaller investments than other specialty finance companies, the contacts and relationships of our investment adviser, our responsive and efficient investment analysis and decision-making processes, and the investment terms we offer.
We believe that certain of our competitors may make first lien and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”
Significant Managerial Assistance
As a BDC, we offer, and must provide, upon request, significant managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations and financial performance of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial assistance. We believe, based on our management team’s combined experience at investment banks, commercial banks, a diverse group of businesses in varying operational roles, legal and accounting firms, and, most importantly, our experience with the Legacy Portfolio, that we can offer this assistance effectively. We may sometimes receive fees for these services.

Staffing
Capitala Finance has no employees. Mr. Alala, through his financial interests in the Investment Advisor, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to the Investment Advisor. Our executive officers are employees of our administrator and perform their functions under the terms of our Administration Agreement.
Our day-to-day investment operations are managed by Capitala Investment Advisors. Capitala Investment Advisors’ investment team currently consists of the members of its investment committee, Messrs. Alala, McGlinn and Broyhill, and a team of nineteen additional investment professionals. Capitala Investment Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”
In addition, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See “Administration Agreement.”
Properties
Our executive offices are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209, and are provided by our administrator in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.
Legal Proceedings
Other than as described below, none of us, our subsidiaries, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, our subsidiaries, or against our investment adviser or administrator. From time to time, we, our subsidiaries, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.
On December 28, 2017, an alleged stockholder filed a putative class action lawsuit complaint, Paskowitz v. Capitala Finance Corp., et al., in the United States District Court for the Central District of California (case number 2:17-cv-09251-MWF-AS) (the “Paskowitz Action”), against the Company and certain of its current officers on behalf of all persons who purchased or otherwise acquired the Company’s common stock between January 4, 2016 and August 7, 2017. On January 3, 2018, another alleged stockholder filed a putative class action complaint, Sandifer v. Capitala Finance Corp., et al., in the United States District Court for the Central District of California (case number 2:18-cv-00052-MWF-AS) (the “Sandifer Action”), asserting substantially similar claims on behalf of the same putative class and against the same defendants. On February 2, 2018, the Sandifer Action was transferred, on stipulation of the parties, to the United States District Court for the Western District of North Carolina. The Sandifer Action was voluntarily dismissed on February 28, 2018. On March 1, 2018, the Paskowitz Action was transferred, on stipulation of the parties, to the United States District Court for the Western District of North Carolina (case number 3:18-cv-00096-RJC-DSC). On June 19, 2018, the plaintiffs in the Paskowitz Action filed their amended complaint. The complaint, as currently amended, alleges certain violations of the securities laws, including, inter alia, that the defendants made certain materially false and misleading statements and omissions regarding the Company’s business, operations, and prospects between January 4, 2016 and August 7, 2017. The plaintiffs in the Paskowitz Action seek compensatory damages and attorneys’ fees and costs, among other relief, but did not specify the amount of damages being sought. Defendants have moved to dismiss the amended complaint. While the Company intends to vigorously defend itself in this litigation, the outcome of these legal proceedings cannot be predicted with certainty.

Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult and requires an extensive degree of judgment, particularly where the matters involve indeterminate claims for monetary damages, are in the early stages of the proceedings, and are subject to appeal. In addition, because most legal proceedings are resolved over extended periods of time, potential losses are subject to change due to, among other things, new developments, changes in legal strategy, the outcome of intermediate procedural and substantive rulings and other parties’ settlement posture and their evaluation of the strength or weakness of their case against us. For these reasons, we are currently unable to predict the ultimate timing or outcome of, or reasonably estimate the possible losses or a range of possible losses resulting from, the matters described above. Based on information currently available, the Company does not believe that any reasonably possible losses arising from the currently pending legal matters described above will be material to the Company’s results of operations or financial condition. However, in light of the inherent uncertainties involved in such matters, an adverse outcome in this litigation could materially adversely affect the Company’s financial condition, results of operations or cash flows in any particular reporting period.

PORTFOLIO COMPANIES
The following table sets forth certain information as of December 31, 2018 for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.
Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(1)(2)(3)(4)	% of Class Held	Cost	Fair Value
				(in thousands)	(in thousands)
3 Bridge Solutions, LLC 920 2nd Avenue S, Suite 650 Minneapolis, MN 55402	IT Consulting	First Lien Debt (11.3% Cash (1 month LIBOR + 9.0%, 1.0% Floor), Due 12/4/22)		$13,954	$13,954
		Preferred Units (965 units, 8.0% PIK)(5)	3.2%	1,049	1,049
		Membership Units (39,000 units)	3.3%	10	230
Alternative Biomedical Solutions, LLC 50 South Sixth Street, Suite 1290 Minneapolis, MN 55402	Healthcare	First Lien Debt (9.5% Cash (1 month LIBOR + 7.0%, 1.0% Floor), Due 12/18/22)		118	118
		First Lien Debt (12.4% Cash, Due 12/18/22)(6)		13,000	10,370
		Membership Units (20,092 units)	3.2%	800	—
AAE Acquisition, LLC(20) 13764 Airline Highway Baton Rouge, Louisiana 70817	Industrial Equipment Rental	Second Lien Debt (6.0% Cash, Due 8/24/19)(7)		16,327	16,327
		Membership Units (2.2% fully diluted)	2.2%	17	—
		Warrants (37.8% fully diluted)	37.8%	—	—
American Clinical Solutions, LLC 2424 N. Federal Highway Boca Raton, Florida 33431	Healthcare	First Lien Debt (10.5% Cash, 2.0% PIK, Due 6/11/20)(8)		8,918	6,484
Amerimark Direct, LLC 100 Nixon Lane Edison, New Jersey 08837	Consumer Products	First Lien Debt (12.8% Cash, Due 9/8/21)		18,029	18,300
B&W Quality Growers, LLC 7798 Co Road 512 Fellsmere, Florida 32948	Farming	Membership Unit Warrants (91,739 Units)	7.2%	—	5,880
BigMouth, Inc 655 Winding Brook Drive Glastonbury, CT 06033	Consumer Products	First Lien Debt (14.3% Cash, Due 11/14/21)(6)		9,094	9,094
		Series A Preferred Stock (350,000 shares, 8.0% PIK)(5)	1.8%	411	352
Bluestem Brands, Inc. 6509 Flying Cloud Drive Eden Prairie, Minnesota 55344	Online Merchandise Retailer	First Lien Debt (10.0% Cash (1 month LIBOR + 7.5%, 1.0% Floor), Due 11/7/20)		3,762	3,499
Burgaflex Holdings, LLC(19) 10160 Gainey Dr. Holly, Michigan 48442	Automobile Part Manufacturer	First Lien Debt (12.0% Cash, 1.0% PIK, Due 3/23/21)		14,801	14,384
		Common Stock Class A (1,253,198 shares)	5.5%	1,504	—
		Common Stock Class B (900,000 shares)	3.9%	300	—
Burke America Parts Group, LLC 5852 W. 51st Street Chicago, Illinois 60638	Home Repair Parts Manufacturer	Membership Units (14 units)	2.0%	5	1,722
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive Playa Vista, California 90094	Restaurant	Second Lien Debt (12.5% Cash (1 month LIBOR + 10.0%, 1.0% Floor), Due 8/23/23)		4,903	4,903

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(1)(2)(3)(4)	% of Class Held	Cost	Fair Value
				(in thousands)	(in thousands)
CableOrganizer Acquisition, LLC(20) 6250 NW 27th Way Ft. Lauderdale, Florida 33309	Computer Supply Retail	First Lien Debt (10.0% Cash, Due 5/24/19)(9)		$1,708	$1,708
		First Lien Debt (12.0% Cash, 4.0% PIK, Due 6/30/19)(7)		8,889	8,889
		Preferred Units (4,000,000 units)		2,354	—
		Common Stock (21.3% fully diluted)	21.3%	1,394	—
		Common Stock Warrants (10.0% fully diluted)	10.0%	—	—
Capitala Senior Loan Fund II, LLC(20) 4201 Congress Street Charlotte, North Carolina 28209	Investment Funds	Membership Units (80% ownership)(10)(11)	80.0%	13,600	13,695
Cedar Ultimate Parent, LLC 5440 West Chester Road West Chester, Ohio 45069	Consumer Electronics	Series C Preferred Stock (4,759,250 units)	76.1%	958	—
		Series D Preferred Stock (16,562,190 units)	57.1%	—	—
		Series E Common Units (190,370 units)	19.0%	—	—
Chicken Soup for the Soul, LLC 132 East Putnam Avenue Cos Cob, Connecticut 06807	Multi-platform Media and Consumer Products	First Lien Debt (10.9% Cash (1 month LIBOR + 8.5%, 1.5% Floor), Due 12/13/20)		13,000	13,000
City Gear, LLC(19) 4841 Summer Avenue Memphis, Tennessee 38122	Footwear Retail	Membership Unit Warrants (11.4% fully diluted)(12)	11.4%	—	3,184
CIS Secure Computing, Inc. 43671 Trade Center Place, Suite 142 Dulles, VA 20166	Government Services	First Lien Debt (10.8% Cash (1 month LIBOR + 8.5%, 1.0% Floor), 1.0% PIK, Due 9/14/22)		10,428	10,428
		Common Stock (46,163 shares)	4.0%	1,000	1,681
Corporate Visions, Inc. 894 Incline Way Incline Village, Nevada 89451	Sales & Marketing Services	Subordinated Debt (9.0% Cash, 2.0% PIK, Due 11/29/21)		18,940	18,679
		Common Stock (15,750 shares)	2.5%	1,575	817
Currency Capital, LLC 12100 Wilshire Boulevard Los Angeles, CA 90025	Financial Services	First Lien Debt (13.4% Cash (1 month LIBOR + 11.0%, 0.5% Floor), Due 1/2/20)(11)		16,788	16,788
		Class A Preferred Units (2,000,000 units)(11)	2.1%	2,000	2,000
Eastport Holdings, LLC(19) 4841 Summer Avenue Memphis, TN 38122	Business Services	Subordinated Debt (15.8% Cash (3 month LIBOR + 13.0%, 0.5% Floor), Due 4/29/20)		15,496	16,500
		Membership Units (22.9% ownership)	22.9%	3,263	17,610
Flavors Holdings, Inc. 300 Jefferson Street Camden, NJ 08104	Food Product Manufacturer	First Lien Debt (8.6% Cash (3 month LIBOR + 5.8%, 1.0% Floor), Due 4/3/20)		6,241	6,070
		Second Lien Debt (12.8% Cash (3 month LIBOR + 10.0%, 1.0% Floor), Due 10/3/21)		11,809	11,265
Freedom Electronics, LLC 2205 May Ct. NW Kennesaw, Georgia 30144	Electronic Machine Repair	First Lien Debt (8.7% Cash (1 month LIBOR + 6.25%, 2.0% Floor), Due 12/20/23)(13)		250	250
		First Lien Debt (9.1% Cash, Due 12/20/23)(6)		6,000	6,000
		Membership Units (181,818 units)	0.6%	182	182

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(1)(2)(3)(4)	% of Class Held	Cost	Fair Value
				(in thousands)	(in thousands)
Installs, LLC 241 Main Street Buffalo, New York 14203	Logistics	First Lien Debt (9.3% Cash (1 month LIBOR + 7.0%, 1.8% Floor), Due 6/20/23)		$2,984	$2,984
GA Communications, Inc.(19) 2196 West Part Court Stone Mountain, Georgia 30087	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8.0% PIK Dividend)(5)	8.3%	3,179	3,482
		Series B-1 Common Stock (200,000 shares)	8.3%	2	1,325
J&J Produce Holdings, Inc.(19) 4003 Seminole Pratt Whitney Road Loxahatchee, Florida 33470	Produce Distribution	Subordinated Debt (13.0% Cash, Due 6/16/19)(7)		6,406	6,210
		Common Stock (8,182 shares)	3.7%	818	—
		Common Stock Warrants (6,369 shares)	2.9%	—	—
LJS Partners, LLC(19) 10350 Ormsby Park Place Louisville, Kentucky 40223	QSR Franchisor	Common Stock (1,587,848 shares)	9.2%	1,188	3,018
MC Sign Lessor Corp. 8959 Tyler Blvd Mentor, Ohio 44060	Advertising & Marketing Services	First Lien Debt (9.3% Cash (1 month LIBOR + 7.0%, 1.0% Floor), Due 12/22/22)(14)		—	—
		First Lien Debt (9.3% Cash (1 month LIBOR + 7.0%, 1.0% Floor), Due 12/22/22)(15)		3,905	3,905
Micro Precision, LLC(20) 1102 Windam Road South Windam, Connecticut 06266	Conglomerate	Subordinated Debt (10.0% Cash, Due 1/1/19)(7)		1,862	1,862
		Subordinated Debt (14.0% Cash, 4.0% PIK, Due 1/1/19)(7)		4,325	4,325
		Series A Preferred Units (47 units)	25.6%	1,629	2,817
MMI Holdings, LLC(19) 325 McGill Avenue, Suite 195 Concord, North Carolina 28027	Medical Device Distributor	First Lien Debt (12.0% Cash, Due 1/31/20)(7)		2,600	2,600
		Subordinated Debt (6.0% Cash, Due 1/31/20)(7)		388	400
		Preferred Units (1,000 units, 6.0% PIK Dividend)(5)	100.0%	1,474	1,612
		Common Membership Units (45 units)	5.0%	—	185
Navis Holdings, Inc.(20) 113 Woodside Drive Lexington, North Carolina 27292	Textile Equipment Manufacturer	First Lien Debt (15.0% Cash, Due 10/30/20)(7)		7,500	7,500
		Class A Preferred Stock (1,000 shares, 10.0% Cash Dividend)(5)	100.0%	1,000	1,000
		Common Stock (300,000 shares)	50.0%	1	4,348
Nth Degree, Inc. 2675 Breckinridge Boulevard Duluth, Georgia 30096	Business Services	First Lien Debt (13.9% Cash (1 month LIBOR + 11.5%, 1.0% Floor), 2.0% PIK, Due 3/29/23)(7)		7,346	7,346
		Preferred Stock (2,400 Units, 10.0% PIK dividend)(5)	19.7%	3,244	16,490
Portrait Studio, LLC(20) 2101 Cambridge Beltway Dr, Charlotte, NC 28273	Professional and Personal Digital Imaging	First Lien Debt (9.0% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 2.0% Ceiling), Due 12/31/22)(16)		—	—
		First Lien Debt (9.4% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 5.0% Ceiling), Due 12/31/22)		4,500	4,500

Name and Address of Portfolio Company	Nature of Business	Type of Investment and General Terms(1)(2)(3)(4)	% of Class Held	Cost	Fair Value
				(in thousands)	(in thousands)
		Preferred Units (4,350,000 Units)	60.0%	$2,450	$2,174
		Membership Units (150,000 Units)	51.0%	—	—
Sequoia Healthcare Management, LLC 29 E. 29th Street Bayonne, New Jersey 07002	Healthcare Management	First Lien Debt (10.8% Cash (1 month LIBOR + 8.5%, 1.8% Floor), Due 8/21/23)		13,792	13,792
Sunset Digital Holdings, LLC 17791 O.G. Skinner Drive, Suite A West Point, Georgia 31833	Telecommunications	First Lien Debt (9.6% Cash (1 month LIBOR + 7.3%, 1.5% Floor), Due 8/2/19)		18,000	18,000
Sierra Hamilton Holdings Corporation(19) 777 Post Oak Blvd Houston, Texas 77056	Oil & Gas Engineering and Consulting Services	Common Stock (15,068,000 shares)	13.7%	6,958	6,854
Sur La Table, Inc. 6100 4th Ave S Ste 500 Seattle, Washington 98108	Retail	First Lien Debt (12% Cash, Due 7/28/20)		15,000	14,979
Taylor Precision Products, Inc. 2311 W. 22nd Street Oak Brook, Illinois 60523	Household Product Manufacturer	Series C Preferred Stock (379 shares)	0.6%	758	758
U.S. Bath Group, LLC(19) 203 N. Edgerton Rd. Fairland, Indiana 46126	Building Products	First Lien Debt (11.4% Cash (1 month LIBOR + 9.0%, 1.0% Floor), Due 1/2/23)		12,750	12,750
		Membership Units (500,000 units)	13.3%	500	2,083
U.S. BioTek Laboratories, LLC 16020 Linden Ave. N. Shoreline, Washington 98133	Testing Laboratories	First Lien Debt (10.1% Cash, Due 12/14/23)(6)(17)		7,000	7,000
		Class A Preferred Units (500 Units, 10.0% PIK)(5)	2.2%	502	502
		Class C Units (500 Units)	2.2%	1	1
U.S. Well Services, LLC 770 South Post Oak Lane, Suite 405 Houston, Texas 77056	Oil & Gas Services	Class A Common Stock (77,073 shares)(11)	0.1%	771	632
		Class B Common Stock (1,125,426 shares)(11)	1.6%	6,701	9,229
V12 Holdings, Inc.(4) 141 West Front Street, Suite 410 Red Bank, New Jersey 07701	Data Processing & Digital Marketing	Subordinated Debt(18)		673	742
Velum Global Credit Management, LLC 375 Park Avenue, 25th Floor New York, New York 10152	Financial Services	First Lien Debt (15.0% PIK, Due 12/31/17)(7)(8)(11)		11,816	2,878
Vology, Inc. 4035 Tampa Road Oldsmar, Florida 34677	Information Technology	Subordinated Debt (15.0% Cash (1 month LIBOR + 14.0%, 1.0% Ceiling), 4.0% PIK Due 6/30/20)		8,720	8,645
Xirgo Technologies, LLC 188 Camino Ruiz Camarillo, California 93012	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)		15,750	15,750
		Membership Units (600,000 units)	1.0%	600	837
				$419,970	$448,927

(1)
All investments valued using unobservable inputs (Level 3).

(2)
All investments valued by the Board of Directors.

(3)
All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.

(4)
Capitala Finance Corp. generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Security Act

(5)
The equity investment is income producing, based on rate disclosed.

(6)
The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.

(7)
The maturity date of the original investment has been extended.

(8)
Non-accrual investment.

(9)
The investment has a $0.3 million unfunded commitment.

(10)
The investment has a $6.4 million unfunded commitment.

(11)
Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, 9.2% of the Company’s total assets were non-qualifying assets.

(12)
The investment has been exited. The residual value reflects estimated earnout to be settled post-closing.

(13)
The investment has a $0.8 million unfunded commitment.

(14)
The investment has a $0.5 million unfunded commitment.

(15)
The investment has a $0.6 million unfunded commitment.

(16)
The investment has a $5.0 million unfunded commitment.

(17)
The investment has a $1.0 million unfunded commitment.

(18)
The investment has been exited. The residual value reflects estimated escrow and earnout to be settled post-closing.

(19)
“Affiliate Company” as defined under the 1940 Act.

(20)
“Control Company” as defined under the 1940 Act.

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of December 31, 2018.
Eastport Holdings, LLC is a holding company consisting of marketing and advertising companies located across the United States.
Nth Degree, Inc. is one of the largest domestic providers of installation and dismantling labor resources for trade shows and marketing events.

MANAGEMENT
Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Capitala Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets and oversight of our financing arrangements. The Board of Directors has also established an audit committee, a compensation committee and a nominating and corporate governance committee, and may establish additional committees in the future. In connection with the Formation Transactions, Fund II and Fund III each established a Board of Directors consisting of the same five members that comprise our Board of Directors.
Board of Directors and Officers
Directors
Information regarding the Board of Directors is as follows:
Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Joseph B. Alala, III	49	Chief Executive Officer, President and Chairman of the Board of Directors	2013	2019
M. Hunt Broyhill	54	Director	2013	2021
Independent Directors
R. Charles Moyer	73	Director	2013	2020
Larry W. Carroll	67	Director	2013	2021
H. Paul Chapman	67	Director	2013	2019
The address for each of our directors is c/o Capitala Finance Corp., 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
Officers Who Are Not Directors
Name	Age	Position
Stephen A. Arnall	57	Chief Financial Officer and Chief Operating Officer
Richard G. Wheelahan, III	38	Chief Compliance Officer and Secretary
Kevin A. Koonts	34	Chief Accounting Officer and Treasurer
Biographical Information
Directors
Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.
Interested Directors
Joseph B. Alala, III has been the chief executive officer and chairman of the Board of Directors of Capitala Finance since February 2013 and serves as the managing partner and chief investment officer of Capitala Investment Advisors. Since 1998, Mr. Alala has been the founder and chief executive officer of the Legacy Funds. In 2000, Mr. Alala received a SBIC debenture license. Mr. Alala previously served on the Board of Governors of the Small Business Investor Alliance (SBIA, formerly the National Association of SBICs, or NASBIC). Mr. Alala currently serves on the boards of directors of some of our portfolio companies, and has previously served on the boards of directors of non-profit organizations and private bank holding companies. He also serves on the Board of Visitors of the Wake Forest School of Law and Princeton University’s Track & Field’s Trustee Board. Mr. Alala received his A.B. in economics, with a concentration in finance and a minor in politics, from Princeton University and a J.D. and M.B.A. from Wake Forest University.
Mr. Alala’s intimate knowledge of our business and operations, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other organizations not only gives the board of directors valuable insight but also positions him well to serve as the chairman of our Board of Directors.
M. Hunt Broyhill has been a member of the Board of Directors of Capitala Finance since February 2013 and has been a partner of the investment adviser to the Legacy Funds since 1999. Mr. Broyhill is currently the Chief Executive Officer of Broyhill Asset Management, LLC, a private wealth management firm; the President and Chairman of the Board of Directors of BMC Fund, Inc., a registered closed-end management investment company; and President and a member of the Board of Directors of Broyhill Investments, Inc., a private investment company. Mr. Broyhill also holds several senior positions within the Broyhill family offices. Mr. Broyhill received a B.A. from Wake Forest University.
Mr. Broyhill’s history with us, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve on our Board of Directors.
Independent Directors
R. Charles Moyer, Ph.D. has been a member of the Board of Directors of Capitala Finance since May 2013. Dr. Moyer is currently a Professor of Finance at the University of Louisville. He is also Dean Emeritus of the Babcock Graduate School of Management at Wake Forest University, having served as Dean from 1996 until his retirement from this position in August 2003, and as a Professor from 1988 until 2005. Dr. Moyer held the GMAC Insurance Chair in Finance at Wake Forest University. Prior to joining the faculty at Wake Forest in 1988, he was Finance Department Chairman at Texas Tech University. He is the author of four textbooks and numerous journal articles. Dr. Moyer was a member of the Board of Directors of King Pharmaceuticals Inc. (“King”) from 2000 until 2011, when King was acquired by Pfizer Inc. Dr. Moyer served on King’s Corporate Governance Committee, Compensation Committee, Risk Committee, and chaired King’s Audit Committee. Dr. Moyer is also currently a director of Summit Biosciences Inc. He is also a member of the Kentucky and Southern Indiana Bridge Authority. Dr. Moyer earned his B.A. in Economics and German from Howard University in 1967, his M.B.A. from the University of Pittsburgh in 1968, and his Ph.D. in Finance and Managerial Economics from the University of Pittsburgh in 1971.
Dr. Moyer’s extensive knowledge of risk management, corporate finance and corporate governance, as well as his tenure on the Board of Directors of King, qualifies him to serve on our Board of Directors.
Larry W. Carroll has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Carroll has been the President of Carroll Financial Associates, Inc., a financial planning and investment management firm, since 1980. From 2006 to 2017, Mr. Carroll was a director of Park Sterling Corporation and its wholly owned subsidiary, Park Sterling Bank (NASDAQ: PSTB). He also currently serves on the Board of Directors of Carroll Financial Associates, Inc., and the Board of Trustees of Austin Peay State University. Mr. Carroll began his career as a public accountant with KPMG LLC (USA). Mr. Carroll received his undergraduate degree in accounting from Austin Peay State University and his M.B.A. from the University of Tennessee.
Mr. Carroll’s expertise in the financial services industry and capital markets, as well as his experience serving on the Board of Directors of other financial services companies, provides our Board of Directors with the valuable insight of an experienced financial manager.
H. Paul Chapman has been a member of the Board of Directors of Capitala Finance since May 2013. Mr. Chapman is a retired partner of KPMG LLP, an accounting firm, where he worked as an auditor for 38 years (1974 – 2013), serving a variety of large, public multinational companies. During his tenure at KPMG LLP, Mr. Chapman was a senior audit partner who held a variety of leadership positions at

KPMG LLP, including 15 years as Partner in Charge-Audit for the Carolinas Business Unit and Managing Partner of KPMG LLP’s Charlotte, NC office. Since 2013, Mr. Chapman has been a Professor in the Belk College of Business at University of North Carolina at Charlotte. Mr. Chapman has served on the boards of directors of a variety of charitable and community organizations. Mr. Chapman is a Certified Public Accountant and received his B.S.B.A. from the University of North Carolina at Chapel Hill.
Mr. Chapman’s experience as an auditor, including his extensive knowledge of accounting and financial reporting, as well as his experience as a director of other organizations, qualifies him to serve on our Board of Directors.
Officers Who Are Not Directors
Stephen A. Arnall has been our chief financial officer since May 2013 and chief operating officer since February 2019. Prior to joining us, Mr. Arnall was an executive vice president and the chief financial officer of Park Sterling Bank from 2006 – 2010 and treasurer of Park Sterling Bank from 2010 to 2013. Mr. Arnall graduated from James Madison University, where he received a B.B.A. with a major in accounting. Mr. Arnall is a Certified Public Accountant.
Richard G. Wheelahan, III has been the chief compliance officer of Capitala Finance since July 2013 and secretary since February 2019. Mr. Wheelahan is also the chief compliance officer, general counsel and a director of Capitala Investment Advisors and has served as an associate, and subsequently, a vice president of the investment adviser to the Legacy Funds since March 2010. Mr. Wheelahan graduated from Appalachian State University with a B.A. in Political Science and Russian Interdisciplinary Studies, received his J.D. from the University of North Carolina School of Law at Chapel Hill and is a member of the North Carolina Bar.
Kevin A. Koonts has served as the Controller of the Company since 2013 and as the chief accounting officer and treasurer since 2019. Prior to joining the Company, Mr. Koonts served as an audit manager in Dixon Hughes Goodman LLP’s financial services practice. Mr. Koonts graduated from the University of North Carolina at Chapel Hill with a Bachelors of Science in Business Administration and a Masters in Accounting. Mr. Koonts is a Certified Public Accountant.
Director Independence
In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee to independent directors.
In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of Capitala Finance, as defined in Section 2(a)(19) of the 1940 Act.
The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Alala, due to his position as our chief executive officer and as the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, as a result of his indirect controlling interest in Capitala Investment Advisors.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Capitala Finance, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Capitala Finance. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under Capitala Finance’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Capitala Finance and its stockholders at such times.
Mr. Alala serves as the chairman of our Board of Directors. Mr. Alala is an “interested person” of Capitala Finance as defined in Section 2(a)(19) of the 1940 Act due to his position as chief executive officer of the Company and as the managing partner and chief investment officer of our investment adviser. We believe that Mr. Alala’s history with us, familiarity with Capitala Finance’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Capitala Finance is best served through this existing leadership structure, as Mr. Alala’s relationship with Capitala Finance’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.
We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, a designated lead independent director, the establishment of audit, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures. Larry W. Carroll currently serves as designated lead independent director.
We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.
Board’s Role In Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring by our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the audit committee, the nominating and corporate governance committee and the compensation committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Capitala Finance’s accounting and financial reporting processes, Capitala Finance’s systems of internal controls regarding finance and accounting, Capitala Finance’s valuation process, and audits of Capitala Finance’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and the Administration Agreement and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Capitala Finance and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Capitala Finance and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.
We believe that our Board of Director’s role in risk oversight is effective, and appropriate given the extensive regulation to which we will be already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements are met) immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our gross assets consist of “qualifying assets” immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet Capitala Finance’s needs.
Committees of the Board of Directors
An audit committee, a nominating and corporate governance committee and a compensation committee have been established by our Board of Directors. During the year ended December 31, 2018, our Board of Directors held four Board meetings, eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders. All of our directors attended the 2018 Annual Meeting of Stockholders.
Audit Committee
The audit committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available at http://investor.capitalagroup.com/. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Capitala Finance, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Capitala Finance’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Capitala Finance’s annual financial statements and periodic filings and receiving Capitala Finance’s audit reports and financial statements. The audit committee is currently composed of Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Chapman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Chapman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available at http://investor.capitalagroup.com/. The members of the nominating and corporate governance committee are Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Dr. Moyer serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.
The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Capitala Finance and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee will take into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•
have sufficient time available to devote to the affairs of Capitala Finance;

•
are able to work with the other members of the Board of Directors and contribute to the success of Capitala Finance;

•
can represent the long-term interests of Capitala Finance’s stockholders as a whole; and

•
are selected such that the Board of Directors represents a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Capitala Finance and the interests of its shareholders.
Compensation Committee
The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://investor.capitalagroup.com/. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the compensation committees. The members of the Compensation Committee are

Messrs. Chapman, Carroll and Moyer, all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not “interested persons” of Capitala Finance as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Carroll serves as Chairman of the Compensation Committee.
Compensation of Directors
The following table sets forth compensation of the Company’s directors for the year ended December 31, 2018.
Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Joseph B. Alala, III	—	—	—
M. Hunt Broyhill	—	—	—
Independent Directors
R. Charles Moyer	$125,000	—	$125,000
Larry W. Carroll	$125,000	—	$125,000
H. Paul Chapman	$130,000	—	$130,000

(1)
For a discussion of the independent directors’ compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Our independent directors receive an annual fee of  $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting, and also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of  $10,000 and each chairman of any other committee receives an annual fee of $5,000 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Capitala Finance, as such term is defined in Section 2(a)(19) of the 1940 Act.
Compensation of Executive Officers
None of our officers receives direct compensation from Capitala Finance. However, Mr. Alala, through his financial interest in Capitala Investment Advisors, will be entitled to a portion of any investment advisory fees paid by Capitala Finance to Capitala Investment Advisors under the Advisory Agreement. Our other executive officers will be paid by our administrator, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to Capitala Finance under the Administration Agreement. To the extent that our administrator outsources any of its functions, we will reimburse our administrator for the fees associated with such functions without profit or benefit to our administrator.
On September 24, 2013, the Company entered into the Investment Advisory Agreement with Capitala Investment Advisors, which was initially approved by the Board of Directors of the Company on June 10, 2013. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, by a majority of our non-interested directors. The Investment Advisory Agreement was most recently re-approved by the Board of Directors of the Company, including by a majority of our non-interested directors, on July 26, 2018. Subject to the overall supervision of our Board, our Investment Advisor manages our day-to-day operations, and provides investment advisory and management services to us. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Indemnification Agreements
We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Capitala Finance shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT
The management of our investment portfolio is the responsibility of our investment adviser, Capitala Investment Advisors, and its investment committee, currently composed of Messrs. Alala, Broyhill and McGlinn. Capitala Investment Advisors’ investment committee must approve each new investment that we make. Messrs. Alala, Broyhill and McGlinn are not employed by us, and receive no compensation from us in connection with their portfolio management activities.
Our executive officers and finance professionals of our investment adviser are also officers, directors, managers, and/or key professionals of other entities affiliated with our investment adviser. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons may organize other investment programs and acquire for their own account investments that may be suitable for us.
Set forth below is additional information regarding additional entities that are managed by the professionals of our investment adviser as of December 31, 2018:
Name	Entity	Investment Focus	Gross Assets(1)
CapitalSouth Partners SBIC Fund IV, L.P.	Private SBIC Fund	debt and equity investments in lower middle-market companies	$115.8 million
Capitala Private Credit Fund V, L.P.	Private Investment Limited Partnership	lower middle-market and traditional middle-market	$33.2 million
Capitala Specialty Lending Corp.	Private Investment Vehicle	lower middle-market and traditional middle-market	$118.1 million

(1)
Gross Assets calculated as of December 31, 2018.

Investment Personnel
We consider Messrs. Alala, Broyhill and McGlinn, who are the members of our investment committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock beneficially owned by each of our portfolio managers as of April 16, 2019.
Name of Portfolio Manager	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Joseph B. Alala, III	over $1,000,000
M. Hunt Broyhill	over $1,000,000
John F. McGlinn	over $1,000,000

(1)
The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of  $8.70 on April 16, 2019 on the NASDAQ Global Select Market.

(2)
The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

Below is the biography of Mr. McGlinn. For more information regarding the business experience of Messrs. Alala and Broyhill, see “Management — Biographical Information.”
John F. (“Jack”) McGlinn is a managing director of Capitala Investment Advisors. Mr. McGlinn joined the investment adviser to the legacy funds in 2002 and manages the Raleigh, North Carolina office. Prior to joining the legacy funds, Mr. McGlinn was president and chief financial officer of a medical products manufacturer and served as an accountant for PricewaterhouseCoopers LLP. Mr. McGlinn graduated from the University of Notre Dame where he received a B.B.A. with a major in Accounting, and he received his CPA certificate in 1994. Mr. McGlinn received his M.B.A. from the University of North Carolina Kenan-Flagler Business School.
Compensation
None of the members of Capitala Investment Advisors’ investment team will receive any direct compensation from us in connection with the management of our portfolio. The compensation paid by Capitala Investment Advisors to its investment personnel will include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT
Capitala Investment Advisors serves as our investment adviser. Capitala Investment Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations, and provides investment advisory and management services to us. Under the terms of our Investment Advisory Agreement, Capitala Investment Advisors:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•
closes and monitors the investments we make; and

•
provides us with other investment advisory, research and related services as we may from time to time require.

Capitala Investment Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
Management Fee
Pursuant to the Investment Advisory Agreement, we have agreed to pay Capitala Investment Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.75% of our gross assets, which is our total assets as reflected on our balance sheet and includes any borrowings for investment purposes. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to our administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Capitala Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 2.0%;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and
•
20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to Capitala Investment Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Capitala Investment Advisors).

On January 4, 2016, Capitala Investment Advisors voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by Capitala Investment Advisors that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Company’s Board of Directors. Quarterly incentive fees are earned by Capitala Investment Advisors pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. Capitala Investment Advisors will not be entitled to recoup any amount of incentive fees that it waives. This waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company.
The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)
Percentage of pre-incentive fee net investment income allocated to the Capitala Investment Advisors
These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the 2013 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2013 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Capitala Finance.
We will defer cash payment of the portion of the aggregate incentive fees earned by our investment adviser that exceed 20% of the sum of the following:
•
our pre-incentive fee net investment income;

•
our net unrealized appreciation or depreciation; and

•
our net realized capital gains or losses,

during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. The determination of whether such payment is payable in subsequent calculation periods will be based on the same methodology as described above.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Related Portion of Incentive Fee*
Alternative 1:
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.
Alternative 2:
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.2%
Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)
= 100% × (2.2% – 2.0%)
= 0.20%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.20%.
Alternative 3:
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.80%
Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)
Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))
Catch-up = 2.5% – 2.0%
= 0.5%
Incentive fee = (100% × 0.5%) + (20% × (2.80% – 2.5%))
= 0.5% + (20% × 0.3%)
= 0.5% + 0.06%
= 0.56%
Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)
Represents 8.0% annualized hurdle rate.

(2)
Represents 2.00% annualized management fee.

(3)
Excludes organizational and offering expenses.

(4)
The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of Capitala Finance’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.5% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee
Alternative 1:
Assumptions
•
Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•
Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•
Year 3: FMV of Investment B determined to be $25 million

•
Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:
•
Year 1: None

•
Year 2: Capital gains incentive fee of  $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•
Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).
•
Year 4: Capital gains incentive fee of  $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2).

Alternative 2:
Assumptions
•
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•
Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•
Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•
Year 4: FMV of Investment B determined to be $24 million

•
Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:
•
Year 1: None

•
Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).
•
Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2.
•
Year 4: None

•
Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of  $35 million less realized capital losses of  $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3.

(1)
As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.

Example 3: Application of the Incentive Fee Deferral Mechanism
Assumptions
•
In each of Years 1 through 4 in this example pre-incentive fee net investment income equals $40.0 million per year, which we recognized evenly in each quarter of each year and paid quarterly. This amount exceeds the hurdle rate and the requirement of the “catch-up” provision in each quarter of such year. As a result, the annual income related portion of the incentive fee, before the application of the deferral mechanism in any year is $8.0 million ($40.0 million multiplied by 20%). All income-related incentive fees were paid quarterly in arrears.

•
In each year preceding Year 1, we did not generate realized or unrealized capital gains or losses, no capital gain-related incentive fee was paid and there was no deferral of incentive fees.

•
Year 1: We did not generate realized or unrealized capital gains or losses.

•
Year 2: We realized a $30.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

•
Year 3: We recognized $5.0 million of unrealized capital depreciation and did not otherwise generate realized or unrealized capital gains or losses.

•
Year 4: We realized a $6.0 million capital gain and did not otherwise generate realized or unrealized capital gains or losses.

	Income Related Incentive Fee Accrued Before Application of Deferral Mechanism	Capital Gains Related Incentive Fee Accrued Before Application of Deferral Mechanism	Incentive Fee Calculations	Incentive Fees Paid and Deferred
Year 1	$8.0 million ($40.0 million multiplied by 20%)	None	$8.0 million	Incentive fees of $8.0 million paid; no incentive fees deferred
Year 2	$8.0 million ($40.0 million multiplied by 20%)	$6.0 million (20% of $30.0 million)	$14.0 million	Incentive fees of $14.0 million paid; no incentive fees deferred
Year 3	$8.0 million ($40.0 million multiplied by 20%)	None (20% of cumulative net capital gains of $25.0 million ($30.0 million in cumulative realized gains less $5.0 million in cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$7.0 million (20% of the sum of (a) our pre-incentive fee net investment income, (b) our net unrealized appreciation or depreciation during such period and (c) our net realized capital gains or losses during Year 3)	Incentive fees of $7.0 million paid; $8.0 million of incentive fees accrued but payment restricted to $7.0 million; $1.0 million of incentive fees deferred
Year 4	$8.0 million ($40.0 million multiplied by 20%)	$0.2 million (20% of cumulative net capital gains of $31.0 million ($36.0 million cumulative realized capital gains less $5.0 million cumulative unrealized capital depreciation) less $6.0 million of capital gains fee paid in Year 2)	$8.2 million	Incentive fees of $9.2 million paid ($8.2 million of incentive fees accrued in Year 4 plus $1.0 million of deferred incentive fees); no incentive fees deferred
Payment of Our Expenses
The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Capitala Investment Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•
the cost of our organization;

•
the cost of calculating our net asset value, including the cost of any third-party valuation services;

•
the cost of effecting sales and repurchases of our shares and other securities;

•
interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments (such as legal, accounting, and travel expenses incurred in connection with making investments), including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•
transfer agent and custodial fees;

•
fees and expenses associated with marketing efforts;

•
costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act and other applicable federal and state securities laws, and ongoing stock exchange listing fees;

•
federal, state and local taxes;

•
independent directors’ fees and expenses;

•
brokerage commissions;

•
costs of proxy statements, stockholders’ reports and other communications with stockholders;

•
fidelity bond, directors’ and officers’ liability insurance, errors and omissions liability insurance and other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, telephone and staff;

•
fees and expenses associated with independent audits and outside legal costs; and

•
all other expenses incurred by either our administrator or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of any costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Duration and Termination
The Investment Advisory Agreement was initially approved by the Board of Directors of Capitala Finance on June 10, 2013 and signed on September 24, 2013. The Investment Advisory Agreement was most recently re-approved by the Board, including by a majority of our non-interested directors, at an in-person meeting on July 26, 2018. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Capitala Investment Advisors has the right to resign on 60 days’ notice and we may not be able to find a suitable replacement within such time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Capitala Investment Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Capitala Investment Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Capitala Finance.
Organization of the Investment Adviser
Capitala Investment Advisors is a Delaware limited liability company. The principal executive offices of Capitala Investment Advisors are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
Board Approval of the Investment Advisory Agreement
A discussion regarding the basis for our Board of Director’s re-approval of our Investment Advisory Agreement is included in our annual proxy statement that is incorporated by reference in our annual report on Form 10-K for the period ended December 31, 2018.

ADMINISTRATION AGREEMENT
Capitala Advisors Corp., a North Carolina corporation, serves as our administrator. The principal executive offices of our administrator are located at 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. Capitala Advisors Corp., pursuant to a sub-administration agreement, has engaged U.S. Bancorp Fund Services, LLC to act on behalf of Capitala Advisors Corp. in its performance of certain administrative services for us. The principal office of U.S. Bancorp Fund Services, LLC is 777 East Wisconsin Avenue, Milwaukee, WI 53202. Pursuant to the Administration Agreement, our administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and our allocable portion of the compensation of their respective administrative support staff. Under the Administration Agreement, our administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. Unless terminated earlier in accordance with its terms, the Administration Agreement will remain in effect if approved annually by our Board. On July 26, 2018, the Board approved the renewal of the Administration Agreement. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to our administrator. Stockholder approval is not required to amend the Administration Agreement.
Our administrator also provides administrative services to our investment adviser, Capitala Investment Advisors. As a result, Capitala Investment Advisors will also reimburse our administrator for its allocable portion of our administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Capitala Investment Advisors, and its allocable portion of the compensation of any administrative support staff.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Capitala Finance for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our administrator’s services under the Administration Agreement or otherwise as administrator for Capitala Finance.
LICENSE AGREEMENT
We have entered into a license agreement with Capitala Investment Advisors pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.” Under this agreement, we have a right to use the Capitala name for so long as the Investment Advisory Agreement with Capitala Investment Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Capitala” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS
We have entered into the Investment Advisory Agreement with Capitala Investment Advisors. Mr. Alala, our chief executive officer and chairman of our Board of Directors, is the managing partner and chief investment officer of Capitala Investment Advisors, and Mr. Broyhill, a member of our Board of Directors, has an indirect controlling interest in Capitala Investment Advisors.
In addition, an affiliate of Capitala Investment Advisors also manages Fund IV, a private investment limited partnership providing financing solutions to smaller and lower middle-market companies that had its first closing in March 2013 and obtained approval for its Small Business Investment Company license from the U.S. Small Business Administration in April 2013. In addition to Fund IV, affiliates of Capitala Investment Advisors may manage several affiliated funds whereby institutional limited partners in Fund IV have the opportunity to co-invest with Fund IV in portfolio investments. An affiliate of Capitala Investment Advisors also manages Fund V, a private investment limited partnership, and CSLC, both of which provide financing solutions to lower middle-market and traditional middle-market companies. Capitala Investment Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. To the extent permitted by the 1940 Act and interpretation of the SEC staff, Capitala Investment Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Capitala Investment Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Capitala Investment Advisors’ allocation procedures. We expect to make, and have made, co-investments with Fund IV, Fund V and/or CSLC, to the extent their respective investment strategies align with ours.
On June 1, 2016, the SEC issued the Order, which permits the Company to co-invest in portfolio companies with certain funds or entities managed by the Investment Advisor or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Order. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.
On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of  $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board of Directors pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. Our Administrator also serves as the administrator to FSC II.
The Company may invest in the same unitranche facility as CSLF II whereby CSLF II provides the first-out portion of the unitranche facility and the Company and other lenders provide the last-out portion of the unitranche facility. Under a guarantee agreement, the Company may be required to purchase its pro-rata portion of first-out loans from CSLF II upon certain triggering events, including acceleration upon payment default of the underlying borrower. As of December 31, 2018, the Company has evaluated the fair value of the guarantee under the guidance of ASC Topic 460 — Guarantees and determined that the fair value of the guarantee is immaterial as the risk of payment default for first-out loans in CSLF II is considered remote. The maximum exposure to credit risk as of December 31, 2018 is $4.3 million and extends to the stated maturity of the underlying loans in CSLF II.
We have entered into a license agreement with Capitala Investment Advisors, pursuant to which Capitala Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Capitala.”

We have entered into the Administration Agreement with our administrator. Pursuant to the terms of the Administration Agreement, our administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Alala, our chief executive officer and chairman of our Board of Directors, is the chief executive officer, president and a director of our administrator.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 16, 2019, as to each class of equity securities of the Company, beneficially owned by all directors and each of the named executive officers, along with each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the directors and executive officers of the Company as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, Capitala Finance believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as Capitala Finance. Our address is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
Joseph B. Alala, III(3)	572,746	3.6%
M. Hunt Broyhill(4)	401,766	2.5%
Independent Directors
R. Charles Moyer	6,493	*
H. Paul Chapman	10,000	*
Larry W. Carroll(5)	140,660	*
Executive Officers
Stephen A. Arnall	26,885	*
Richard G. Wheelahan, III	15,948	*
Executive Officers and Directors as a Group	1,174,498	7.3%

*
Represents less than one percent.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)
Based on a total of 16,084,143 shares of our common stock issued and outstanding on April 16, 2019.

(3)
Mr. Alala, by virtue of his position as manager thereof, may be deemed to beneficially own (i) 21,245.278 shares held by Capitala Investment Advisors, LLC; (ii) 972 shares held by CapitalSouth Corporation; (iii) 5,559.722 shares held by Capitala Transaction Corp.; and (iv) 534,637.85 shares held by Capitala Private Investments LLC. Mr. Alala disclaims beneficial ownership of any shares directly held by these entities, except to the extent of his pecuniary interest therein. The address for all of these entities is 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209. Mr. Alala may also be deemed to beneficially own 360 shares held by each of his two children (a total of 720 shares).

(4)
Mr. Broyhill, by virtue of his position as manager thereof, may be deemed to beneficially own (i) 78,455 shares held by BMC Fund Inc.; (ii) 134,857 shares held by Claron Investments, LP; (iii) 37,764 shares held by Broyhill Investments, Inc.; (iv) 6,993 shares held by Hibriten Investments of N.C. Limited Partnership; (v) 19,580 shares held by Broyhill Family Foundation Inc.; and (vi) 2,000 shares held by Broyhill Memorial Park, Inc. Mr. Broyhill may also be deemed to beneficially own (i) 300 shares held by his wife, (ii) 1,324 shares held by the Paul H. Broyhill II Irrevocable Trust, and (iii) 1,598 shares held by the Margaret Christian Broyhill Irrevocable Trust. Mr. Broyhill disclaims beneficial ownership of any shares directly held by these entities, except to the extent of his pecuniary interest therein. The address for all of these entities is 800 Golfview Park, PO Box 500, Lenoir, NC 28645.
(5)
Mr. Carroll may be deemed to beneficially own 660 shares held by a parent.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 16, 2019. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.
Name of Director	Dollar Range of Equity Securities in Capitala Finance(1)(2)
Interested Directors
Joseph B. Alala, III	Over $100,000
M. Hunt Broyhill	Over $100,000
Independent Directors
R. Charles Moyer	$50,001 – $100,000
Larry W. Carroll	Over $100,000
H. Paul Chapman	$50,001 – $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of  $8.70 on April 16, 2019 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY
General
A BDC is regulated under the 1940 Act. A BDC must be organized in the U.S. for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% (or, after November 1, 2019, 150%, if certain conditions are met) after each issuance of senior securities. On March 23, 2018, the Small Business Credit Availability Act (the “SBCA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150% (i.e. the amount of debt may not exceed 66.7% of the value of our total assets), if certain requirements are met. On November 1, 2018, the Board, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) approved the application of the modified asset coverage. As a result, our asset coverage requirements for senior securities will be changed from 200% to 150%, effective November 1, 2019. After such time we will be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to reduce our asset coverage requirement, our leverage capacity and usage, and risks related to leverage.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC. As a BDC, we are also generally limited in our ability to invest in any portfolio company in which our Investment Advisor or any of its affiliates currently have an investment or to make any co-investments with our Investment Advisor or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On June 1, 2016, the SEC issued the Order, which permits us and certain of our affiliates to co-invest with one or more other affiliated investment funds, including future affiliated investment funds, where co-investing would otherwise be prohibited under the 1940 Act. Pursuant to the Order, the Company is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching in respect of the Company or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Company’s stockholders and is consistent with its then-current investment objectives and strategies. We believe this relief may not only enhance our ability to further our investment objectives and strategies, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us in the absence of such relief.
We are generally not permitted to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
We will be periodically examined by the SEC for compliance with the 1940 Act.
As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, immediately of the such acquisition is made, qualifying assets represent at least 70% of the BDC’s gross assets. The principal categories of qualifying assets relevant to our business are the following:
•
Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•
Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•
Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a SBIC wholly owned by a BDC) and that:
•
does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•
is controlled by the BDC and has an affiliate of the BDC on its board of directors;

•
does not have any class of securities listed on a national securities exchange;

•
is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or

•
meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.

Significant Managerial Assistance to Portfolio Companies
BDCs generally must offer to make available to the issuer of its securities significant managerial assistance, except in circumstances where either (i) the BDC controls such issuer of securities or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC through its directors, officers or employees offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
Pending investment in other types of  “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC under the Code. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150%, if certain requirements are met, after November 1, 2019) immediately after each such issuance. On June 10, 2014, we received an exemptive order from the SEC granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure.”
Code of Ethics
We and our investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. The code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Our code of ethics is also available on our website at http://investor.capitalagroup.com/.
Compliance Policies and Procedures
We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Richard G. Wheelahan III currently serves as our chief compliance officer. For Mr. Wheelahan’s biographical information, please see “Management — Biographical Information.”

Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:
•
pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•
pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and is required to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Capitala Investment Advisors. The proxy voting policies and procedures of Capitala Investment Advisors are set forth below. The guidelines will be reviewed periodically by Capitala Investment Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of the proxy voting policies and procedures described below, “we,” “our” and “us” refers to Capitala Investment Advisors.
Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information about how we voted proxies by making a written request for proxy voting information to: Capitala Investment Advisors, LLC, 4201 Congress Street, Suite 360, Charlotte, North Carolina 28209.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.
Small Business Investment Company Regulations
Fund II and Fund III became our wholly owned subsidiaries after the completion of the Formation Transactions. Fund II was licensed to act as an SBIC and was regulated by the SBA until March 1, 2019, when we prepaid all remaining SBIC debts related to Fund II and relinquished Fund II’s license to act as an SBIC. Fund III is currently licensed to act as an SBIC and is regulated by the SBA. As of December 31, 2018, investments in Fund II and Fund III accounted for approximately 11.7% and 53.6%, respectively, of the fair value of our portfolio. As of December 31, 2018, Fund II and Fund III had $15.7 million and $150.0 million, respectively, of SBA-guaranteed debentures outstanding under the SBIC program. Fund II and Fund III are fully drawn and may not make borrowings in excess of their aggregate $165.7 million of SBA-guaranteed debentures outstanding as of December 31, 2018.
An SBIC license allows an SBIC to borrow funds by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations. SBA-guaranteed debentures are non-recourse, interest-only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under current SBA regulations, a licensed SBIC may provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Fund II and Fund III to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If, in the future, Fund III fails to comply with applicable SBA regulations, Fund III could, depending on the severity of the violation, limit or prohibit Fund III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Fund III from making new investments. Such actions by Fund III would, in turn, negatively affect us because Fund III is our wholly owned subsidiary. Fund II and Fund III were in compliance with the terms of the SBA’s leverage as of December 31, 2018 as a result of having sufficient capital as defined under the SBA regulations.
The maximum leverage available to a “family” of affiliated SBIC funds is $350.0 million, subject to SBA approval. SBA regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of  $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of  $350 million when they have at least $175 million in regulatory capital. As of December 31, 2018, Fund II had $26.2 million in regulatory capital and $15.7 million in SBA-guaranteed debentures outstanding and Fund III had $75.0 million in regulatory capital and $150.0 million in SBA-guaranteed debentures outstanding.
On June 10, 2014, we received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiaries guaranteed by the SBA from the definition of senior securities in the 200% (or 150%, if certain conditions are met, after November 1, 2019) asset coverage test under the 1940 Act. This provides us with increased flexibility under the 200% (or 150%, if certain conditions are met, after November 1, 2019) asset coverage test by permitting us to borrow up to $165.7 million more than we would otherwise be able to absent the receipt of this exemptive relief.
Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of SBIC licenses does not assure that our SBIC subsidiaries will receive SBA-guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.
NASDAQ Global Select Market Requirements
We have adopted certain policies and procedures intended to comply with the NASDAQ Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE
Quarterly Determination
We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.
We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:
Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.
Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals, review management’s preliminary valuations and prepare separate preliminary valuation conclusions on a selected basis such that each portfolio investment shall be independently reviewed at least annually (investments will not be selected for such review, however, if they (a) have a value as of the previous quarter of less than 1.0% of our gross assets as of the previous quarter, or (b) have a value as of the current quarter of less than 1.0% of our gross assets as of the previous quarter, after taking into account any repayment of principal during the current quarter); and (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.
The recommendation of fair value will generally be based on the following factors, as relevant:
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the nature and realizable value of any collateral;

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the portfolio company’s ability to make payments;

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the portfolio company’s earnings and discounted cash flow;

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the markets in which the issuer does business; and

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comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:
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private placements and restricted securities that do not have an active trading market;

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securities whose trading has been suspended or for which market quotes are no longer available;

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debt securities that have recently gone into default and for which there is no current market;

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securities whose prices are stale;

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securities affected by significant events; and

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securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly under currents auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. In addition, the SBA has established certain valuation guidelines for SBICs to follow when valuing portfolio investments.
In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized original issue discount and paid-in-kind interest or dividends, if any. We prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult updates that we receive from senior management members at portfolio companies, whether solicited for valuation purposes, or received in the ordinary course of our portfolio monitoring or due diligence process. These updates include information such as industry trends, new product development or service offerings and other operational or strategic issues.
For debt securities that are not publicly traded or for which there is no market, we begin with our investment rating of the security as described above. Using this investment rating, we seek to determine the value of the security as if we intended to sell the security in a current sale. The factors that may be taken into account in arriving at fair value include the following, as applicable: the portfolio company’s ability to service its interest and principal payment obligations, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, statistical ratios compared to lending standards and to other similarly situated securities and other relevant factors.
As part of the valuation process, the audit committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have considered in their evaluation process. The Board then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to differ from the valuations assigned at any time. For a discussion of the risks inherent in determining the fair value of securities for which readily available market values do not exist, see “Risk Factors.”
Determinations in Connection with Offerings
In connection with certain future offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors, or an authorized committee thereof, will consider the following factors, among others, in making such a determination:
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the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

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our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

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the magnitude of the difference between (i) a value that our Board of Directors, or an authorized committee thereof, has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price per share below the then current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.
No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form in the plan administrator’s name or that of its nominee. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of  $15.00 plus a brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at 1-866-665-2281.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and an investment in shares of our common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the “Treasury regulations”, the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The U.S federal income tax laws addressed in this summary are highly technical and complex, and certain aspects of their application to us are not completely clear. In addition, certain U.S. federal income tax consequences described in this summary depend upon certain factual matters, including (without limitation) the value and tax basis ascribed to our assets and the manner in which the we operate, and certain complicated tax accounting calculations. We have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting us and our stockholders. For example, this summary does not describe all U.S. federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of our common stock through a foreign financial institution, persons that hold shares of our common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the we invested in tax-exempt securities or certain other investment assets.
This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.
A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:
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A citizen or individual resident of the United States;

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A corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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A trust if  (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes; or

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An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of our common stock, the U.S. federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of our common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. You should consult your own tax adviser regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
As a BDC, we have elected to be treated, effective as of our taxable year ended August 31, 2014, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a RIC
For any taxable year in which we:
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qualify as a RIC; and

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satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of  (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no corporate-level U.S. federal income tax (the “Excise Tax Distribution Requirement”).
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:
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continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale or other disposition of stock, securities, or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

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diversify our holdings so that at the end of each quarter of the taxable year:

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at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC subsidiaries or other potential outside managed funds and certain other fees.
In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among each stockholder electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of  (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.
In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our tax treatment as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC tax treatment. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify for tax treatment as a RIC, which would result in us becoming subject to corporate-level U.S. federal income tax.
The remainder of this discussion assumes that we will qualify as a RIC and have satisfied the Annual Distribution Requirement.
Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.
Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.
If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. In addition, under recently proposed regulations, income required to be included as a result of such an election would not be qualifying income for purposes of the 90% Income Test unless we receive a distribution of such income from the passive foreign investment company in the same taxable year to which the inclusion relates.
Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of  “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus our realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with modified adjusted gross incomes in excess of  $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of  $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
In addition, U.S. source withholding taxes will not be imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. We cannot determine what portion of our distributions (if any) will be eligible for this exemption until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exemption.
Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act, or FATCA, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and do not reside in jurisdictions that have entered into intergovernmental agreements with the U.S. to provide, and are in compliance with providing, such information. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal income taxes or to dispose of certain assets).
If we were unable to qualify for tax treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for noncorporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify for tax treatment as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify for tax treatment as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification for tax treatment as a RIC.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
At our 2019 Annual Stockholders Meeting, subject to certain determinations required to be made by our Board, we will ask our stockholders to approve our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price below the then current net asset value per share during a period beginning on May 2, 2019 and expiring on the earlier of the one year anniversary of the date of the 2019 Annual Stockholders Meeting and the date of our 2020 Annual Stockholders Meeting, which is expected to be held in April 2020 (the “Stockholder Approval”). If the Stockholder Approval is obtained, our Board of Directors, subject to its fiduciary duties and regulatory requirements, will have the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of net asset value per share. However, since our IPO in September 2013, we have not sold any shares of our common stock at a price below our then current net asset value per share. Any offering of our common stock that requires Stockholder Approval must occur, if at all, within one year after receiving such Stockholder Approval.
In order to sell shares pursuant to the Stockholder Approval:
•
a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•
a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.
In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:
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The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

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The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•
The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

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Whether the proposed offering price would closely approximate the market value of our shares;

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The potential market impact of being able to raise capital during the current financial market difficulties;

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The nature of any new investors anticipated to acquire shares in the offering;

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The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•
The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:
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existing stockholders who do not purchase any shares in the offering;

•
existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•
new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering
Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of  (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from net asset value).
	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)
Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.
	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)
Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.
	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	—	$50,001
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A	$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)
Assumes 5% in selling compensation and expenses paid by Company XYZ.

DESCRIPTION OF SECURITIES
This prospectus contains a summary of our common stock, preferred stock, subscription rights, warrants and debt securities. These summaries are not meant to be a complete description of each security. Although this prospectus contains the material terms and conditions for each security, we urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any security being offered.
DESCRIPTION OF OUR CAPITAL STOCK
The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Stock
Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “CPTA.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of April 16, 2019:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	100,000,000	—	16,084,143
Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•
one-tenth or more but less than one-third;

•
one-third or more but less than a majority; or

•
a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, the SEC staff has taken the position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•
any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.
If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66.7% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.
For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:
•
the designation and number of shares of such series;

•
the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•
any provisions relating to convertibility or exchangeability of the shares of such series;

•
the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•
the voting powers, if any, of the holders of shares of such series;

•
any provisions relating to the redemption of the shares of such series;

•
any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•
any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•
if applicable, a discussion of certain U.S. federal income tax considerations; and

•
any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable series of preferred stock.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•
the title of such subscription rights;

•
the exercise price for such subscription rights (or method of calculation thereof);

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the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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the number of such subscription rights issued to each stockholder;

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the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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any termination right we may have in connection with such subscription rights offering; and

•
any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects
Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in Capitala Finance upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any warrants offering.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such shares of common stock, preferred stock or debt securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
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the title of such warrants;

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the aggregate number of such warrants;

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the price or prices at which such warrants will be issued;

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the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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whether such warrants will be issued in registered form or bearer form;

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if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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if applicable, the number of such warrants issued with each share of common stock;

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if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

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information with respect to book-entry procedures, if any;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Capitala Finance and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Capitala Finance and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES
We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read this prospectus, the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you relating to that particular offering of debt securities.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.
This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as, or incorporated by reference to, an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:
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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities;

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the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

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the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

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the terms for redemption, extension or early repayment, if any;

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the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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the provision for any sinking fund;

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any restrictive covenants;

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any Events of Default (as defined in “Events of Default” below);

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whether the series of debt securities are issuable in certificated form;

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any provisions for defeasance or covenant defeasance;

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any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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whether the debt securities are subject to subordination and the terms of such subordination;

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whether the debt securities are secured and the terms of any security interest;

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the listing, if any, on a securities exchange; and

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any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC (or 150%, if certain conditions are met, after November 1, 2019). For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
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how it handles securities payments and notices;

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whether it imposes fees or charges;

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how it would handle a request for the holders’ consent, if ever required;

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whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

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how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

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if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
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an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

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an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

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an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

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an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

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the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

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if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

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an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

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financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security
If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.
The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:
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we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

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we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

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we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);

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we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

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the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or

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any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if  (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
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you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;

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the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;

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the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

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the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:
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in the payment of principal or interest; or

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in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
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where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

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the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

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we must deliver certain certificates and documents to the trustee; or

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we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
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change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

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reduce any amounts due on a debt security;

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reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

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adversely affect any right of repayment at the holder’s option;

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change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

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impair your right to sue for payment;

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adversely affect any right to convert or exchange a debt security in accordance with its terms;

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modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

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reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

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reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

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change any obligation we have to pay additional amounts.

Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•
if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•
for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•
for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•
for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:
•
we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•
we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•
no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•
satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•
we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•
defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•
no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•
satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•
only in fully registered certificated form;

•
without interest coupons; and

•
unless we indicate otherwise in the prospectus supplement, in denominations of  $1,000 and amounts that are multiples of  $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions — Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of  (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of  (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal

(or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of  (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•
renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.
Secured Indebtedness and Ranking
Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur to the extent of the value of the assets securing such secured credit facilities or secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.
In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.
The Trustee under the Indenture
U.S. Bank National Association serves as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.
Book-Entry Procedures
Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued in book-entry form, and the Depository Trust Company, or DTC, will act as securities depository for the debt securities. Unless otherwise specified in the applicable prospectus supplement, the debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.
DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Redemption proceeds, distributions, and interest payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

PLAN OF DISTRIBUTION
We may offer, from time to time, up to $500,000,000 of common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the shares offered by the prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 8.0% of the gross proceeds of the sale of shares offered pursuant to this prospectus and any applicable prospectus supplement.
Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the option to purchase additional shares from us or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the shares at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market, our 2022 Notes, which are traded on the NASDAQ Global Select Market, and our 2022 Convertible Notes, which are traded on the NASDAQ Capital Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is 615 East Michigan Street, Milwaukee, Wisconsin 53202. American Stock Transfer & Trust Company, LLC will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.
BROKERAGE ALLOCATION AND OTHER PRACTICES
We will generally acquire and dispose of our investments in privately negotiated transactions, so we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Capitala Finance, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Capitala Finance will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Capitala Finance and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of Capitala Finance Corp. at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
AVAILABLE INFORMATION
This prospectus is part of a registration statement on Form N-2 we filed with the SEC under the Securities Act of 1933, as amended. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed as an exhibit is qualified in all respects by the filed exhibit.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s website at http://www.sec.gov. This information will also be available free of charge by contacting us at Capitala Finance Corp., 4201 Congress

Street, Suite 360, Charlotte, North Carolina 28209, by telephone at (704) 376-5502, or on our website at http://www.capitalagroup.com. Information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.
This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2018;

•
Current Report on Form 8-K filed on February 28, 2019; and

•
The description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-36090), as filed with the SEC on September 24, 2013, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:
Capitala Finance Corp.
4201 Congress St., Suite 360
Charlotte, North Carolina 28209
(704) 376-5502
You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of Capitala Finance Corp.
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Capitala Finance Corp. (the “Company”), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations, changes in its net assets, and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission 2013 framework and our report dated March 4, 2019 expressed an unqualified opinion thereon.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with the custodians, agents and/or directly with management or designees of the portfolio companies, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Company’s auditor since 2013.
Charlotte, North Carolina
March 4, 2019

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of Capitala Finance Corp.
Opinion on Internal Control over Financial Reporting
We have audited Capitala Finance Corp.’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). In our opinion, Capitala Finance Corp. (the “Company”) maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated balance sheets of the Company, including the consolidated schedules of investments, as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2018, and the related notes and our report dated March 4, 2019, expressed an unqualified opinion thereon.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.
Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control Over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ Ernst & Young LLP
Charlotte, North Carolina
March 4, 2019

Capitala Finance Corp.
Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share data)
	As of
	December 31, 2018	December 31, 2017
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $280,114 and $298,132, respectively)	$286,843	$288,374
Affiliate investment (amortized cost of $72,300 and $77,336, respectively)	92,939	103,957
Control investments (amortized cost of $67,556 and $89,559, respectively)	69,145	107,608
Total investments at fair value (amortized cost of $419,970 and $465,027, respectively)	448,927	499,939
Cash and cash equivalents	39,295	31,221
Interest and dividend receivable	3,778	2,976
Due from related parties	—	95
Prepaid expenses	454	309
Deferred tax asset, net	628	—
Other assets	83	55
Total assets	$493,165	$534,595
LIABILITIES
SBA debentures (net of deferred financing cost of $1,688 and $2,300, respectively)	$164,012	$168,400
2022 Notes (net of deferred financing cost of $1,987 and $2,496, respectively)	73,013	72,504
2022 Convertible Notes (net of deferred financing cost of $1,259 and $1,583, respectively)	50,829	50,505
Credit Facility (net of deferred financing cost of $983 and $1,293, respectively)	9,017	7,707
Management and incentive fees payable	2,487	2,172
Interest and financing fees payable	3,063	3,141
Trade settlement payable	—	175
Deferred tax liability, net	—	1,289
Written call option at fair value (proceeds of $0 and $20, respectively)	—	6,815
Accounts payable and accrued expenses	100	—
Total liabilities	$302,521	$312,708
Commitments and contingencies (Note 2)
NET ASSETS
Common stock, par value $.01, 100,000,000 common shares authorized, 16,051,547 and $15,951,231 common shares issued and outstanding, respectively	$161	$160
Additional paid in capital	241,757	241,027
Total distributable loss	(51,274)	(19,300)
Total net assets	$190,644	$221,887
Total liabilities and net assets	$493,165	$534,595
Net asset value per share	$11.88	$13.91
See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Statements of Operations
(in thousands, except share and per share data)
	For the Year Ended December 31,
	2018	2017	2016
INVESTMENT INCOME
Interest and fee income:
Non-control/non-affiliate investments	$27,754	$31,084	$42,667
Affiliate investments	7,945	4,509	5,723
Control investments	6,702	6,896	10,718
Total interest and fee income	42,401	42,489	59,108
Payment-in-kind interest and dividend income:
Non-control/non-affiliate investments	2,248	4,503	4,965
Affiliate investments	1,251	1,898	383
Control investments	849	742	952
Total payment-in-kind interest and dividend income	4,348	7,143	6,300
Dividend income:
Non-control/non-affiliate investments	59	225	263
Affiliate investments	238	641	115
Control investments	100	355	2,414
Total dividend income	397	1,221	2,792
Other income	—	125	85
Interest income from cash and cash equivalents	147	111	27
Total investment income	47,293	51,089	68,312
EXPENSES
Interest and financing expenses	17,283	18,825	19,711
Loss on extinguishment of debt	—	2,732	—
Base management fee	9,049	9,780	10,588
Incentive fees	244	1,308	6,842
General and administrative expenses	4,695	3,878	3,804
Expenses before incentive fee waiver	31,271	36,523	40,945
Incentive fee waiver (See Note 6)	—	(958)	(1,673)
Total expenses, net of fee waivers	31,271	35,565	39,272
NET INVESTMENT INCOME	16,022	15,524	29,040
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND WRITTEN CALL OPTION:
Net realized gain (loss) on investments:
Non-control/non-affiliate investments	(15,714)	(6,682)	1,261
Affiliate investments	2,920	4,926	(24,172)
Control investments	(22,010)	(22,433)	145
Net realized loss on investments	(34,804)	(24,189)	(22,766)
Net unrealized appreciation (depreciation) on investments:
Non-control/non-affiliate investments	16,487	(11,577)	(11,661)
Affiliate investments	(5,982)	4,436	4,124
Control investments	(16,460)	14,190	13,131
Net unrealized appreciation (depreciation) on investments	(5,955)	7,049	5,594
Net unrealized appreciation (depreciation) on written call option	6,795	(4,079)	(2,716)
Net realized and unrealized loss on investments and written call option	(33,964)	(21,219)	(19,888)
Tax benefit (provision)	1,916	(1,289)	—
Total net realized and unrealized loss on investments and written call option, net of taxes	(32,048)	(22,508)	(19,888)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,026)	$(6,984)	$9,152
NET INCREASE (DECREASE) IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS – BASIC AND DILUTED	$(1.00)	$(0.44)	$0.58
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED	15,993,436	15,903,167	15,819,175
DISTRIBUTIONS PAID PER SHARE	$1.00	$1.42	$1.80
See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Statements of Changes in Net Assets
(in thousands, except share data)
	Common Stock		Additional Paid in Capital	Total Distributable Earnings (Loss)	Total
	Number of Shares	Par Value
BALANCE, December 31, 2015	15,777,345	$158	$239,104	$29,540	$268,802
Net investment income	—	—	—	29,040	29,040
Net realized loss on investments	—	—	—	(22,766)	(22,766)
Net unrealized appreciation on investments	—	—	—	5,594	5,594
Net unrealized depreciation on written call option	—	—	—	(2,716)	(2,716)
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	90,700	1	1,102	—	1,103
Distributions declared	—	—	—	(28,475)	(28,475)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(22)	22	—
BALANCE, December 31, 2016	15,868,045	$159	$240,184	$10,239	$250,582
Net investment income	—	—	—	15,524	15,524
Net realized loss on investments	—	—	—	(24,189)	(24,189)
Net unrealized appreciation on investments	—	—	—	7,049	7,049
Net unrealized depreciation on written call option	—	—	—	(4,079)	(4,079)
Tax provision	—	—	—	(1,289)	(1,289)
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	83,186	1	864	—	865
Distributions declared	—	—	—	(22,576)	(22,576)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(21)	21	—
BALANCE, December 31, 2017	15,951,231	$160	$241,027	$(19,300)	$221,887
Net investment income	—	—	—	16,022	16,022
Net realized loss on investments	—	—	—	(34,804)	(34,804)
Net unrealized depreciation on investments	—	—	—	(5,955)	(5,955)
Net unrealized appreciation on written call option	—	—	—	6,795	6,795
Tax benefit	—	—	—	1,916	1,916
Distributions to Shareholders:
Stock issued under dividend reinvestment plan	100,316	1	768	—	769
Distributions declared	—	—	—	(15,986)	(15,986)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(38)	38	—
BALANCE, December 31, 2018	16,051,547	$161	$241,757	$(51,274)	$190,644
See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Statements of Cash Flows
(in thousands)
	For the Year Ended December 31,
	2018	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(16,026)	$(6,984)	$9,152
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(107,802)	(82,750)	(120,844)
Repayments and sales of investments	123,517	115,810	163,564
Net realized loss on investments	34,804	24,189	22,766
Net unrealized (appreciation) depreciation on investments	5,955	(7,049)	(5,594)
Payment-in-kind interest and dividends	(4,348)	(7,143)	(6,300)
Accretion of original issue discount on investments	(1,114)	(1,357)	(2,775)
Proceeds (payments) from written call option	(20)	—	20
Net unrealized (appreciation) depreciation on written call option	(6,795)	4,079	2,716
Amortization of deferred financing fees	1,885	2,100	2,149
Loss on extinguishment of debt	—	2,732	—
Tax provision (benefit)	(1,916)	1,289	—
Changes in assets and liabilities:
Interest and dividend receivable	(802)	2,759	(345)
Due from related parties	95	87	74
Prepaid expenses	(145)	197	(3)
Other assets	(28)	17	36
Due to related parties	—	(35)	29
Management and incentive fees payable	315	(4,254)	4,739
Interest and financing fees payable	(78)	484	(330)
Accounts payable and accrued expenses	100	(536)	69
Trade settlement payable	(175)	175	—
NET CASH PROVIDED BY OPERATING ACTIVITIES	27,422	43,810	69,123
CASH FLOWS FROM FINANCING ACTIVITIES
Paydowns on SBA debentures	(5,000)	—	(13,500)
Proceeds from Credit Facility	31,000	9,000	29,000
Payments to Credit Facility	(30,000)	(44,000)	(55,000)
Issuance of 2022 Notes	—	75,000	—
Issuance of 2022 Convertible Notes	—	52,088	—
Repayment of 2021 Notes	—	(113,438)	—
Distributions paid to shareholders	(15,217)	(21,711)	(27,372)
Deferred financing fees paid	(131)	(5,809)	(75)
NET CASH USED IN FINANCING ACTIVITIES	(19,348)	(48,870)	(66,947)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,074	(5,060)	2,176
CASH AND CASH EQUIVALENTS, beginning of year	31,221	36,281	34,105
CASH AND CASH EQUIVALENTS, end of year	$39,295	$31,221	$36,281
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$14,139	$15,503	$17,591
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING TRANSACTIONS
Distributions paid through dividend reinvestment plan share issuances	$769	$865	$1,103
See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments
(in thousands, except for units/shares)
December 31, 2018
Portfolio Company, Country(1),(2),(3),(4),(19)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/non-affiliated investments – 150.4%
Non-control/non-affiliated investments – United States
3 Bridge Solutions, LLC	IT Consulting	First Lien Debt (11.3% Cash (1 month LIBOR + 9.0%, 1.0% Floor), Due 12/4/22)	$13,954	$13,954	$13,954	7.3%
3 Bridge Solutions, LLC	IT Consulting	Preferred Units (965 units, 8.0% PIK)(5)		1,049	1,049	0.6%
3 Bridge Solutions, LLC	IT Consulting	Membership Units (39,000 units)		10	230	0.1%
				15,013	15,233	8.0%
Alternative Biomedical Solutions, LLC	Healthcare	First Lien Debt (9.5% Cash (1 month LIBOR + 7.0%, 1.0% Floor), Due 12/18/22)	118	118	118	0.1%
Alternative Biomedical Solutions, LLC	Healthcare	First Lien Debt (12.4% Cash, Due 12/18/22)(6)	13,000	13,000	10,370	5.4%
Alternative Biomedical Solutions, LLC	Healthcare	Membership Units (20,092 units)		800	—	0.0%
				13,918	10,488	5.5%
American Clinical Solutions, LLC	Healthcare	First Lien Debt (10.5% Cash, 2.0% PIK, Due 6/11/20)(7)	9,293	8,918	6,484	3.4%
				8,918	6,484	3.4%
AmeriMark Direct, LLC	Consumer Products	First Lien Debt (12.8% Cash, Due 9/8/21)	18,300	18,029	18,300	9.6%
				18,029	18,300	9.6%
B&W Quality Growers, LLC	Farming	Membership Unit Warrants (91,739 Units)		—	5,880	3.1%
				—	5,880	3.1%
BigMouth, Inc.	Consumer Products	First Lien Debt (14.3% Cash, Due 11/14/21)(6)	9,094	9,094	9,094	4.8%
BigMouth, Inc.	Consumer Products	Series A Preferred Stock (350,000 shares, 8.0% PIK)(5)		411	352	0.2%
				9,505	9,446	5.0%
Bluestem Brands, Inc.	Online Merchandise Retailer	First Lien Debt (10.0% Cash (1 month LIBOR + 7.5%, 1.0% Floor), Due 11/7/20)	3,779	3,762	3,499	1.8%
				3,762	3,499	1.8%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	Membership Units (14 units)		5	1,722	0.9%
				5	1,722	0.9%
California Pizza Kitchen, Inc.	Restaurant	Second Lien Debt (12.5% Cash (1 month LIBOR + 10.0%, 1.0% Floor), Due 8/23/23)	5,000	4,903	4,903	2.6%
				4,903	4,903	2.6%
Cedar Ultimate Parent, LLC	Consumer Electronics	Series C Preferred Stock (4,759,250 units)		958	—	0.0%
Cedar Ultimate Parent, LLC	Consumer Electronics	Series D Preferred Stock (16,562,190 units)		—	—	0.0%
Cedar Ultimate Parent, LLC	Consumer Electronics	Series E Common Units (190,370 units)		—	—	0.0%
				958	—	0.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2018

Portfolio Company, Country(1),(2),(3),(4),(19)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Chicken Soup for the Soul, LLC	Multi-platform Media and Consumer Products	First Lien Debt (10.9% Cash (1 month LIBOR + 8.5%, 1.5% Floor), Due 12/13/20)	$13,000	$13,000	$13,000	6.8%
				13,000	13,000	6.8%
CIS Secure Computing, Inc.	Government Services	First Lien Debt (10.8% Cash (1 month LIBOR + 8.5%, 1.0% Floor), 1.0% PIK, Due 9/14/22)	10,428	10,428	10,428	5.5%
CIS Secure Computing, Inc.	Government Services	Common Stock (46,163 shares)		1,000	1,681	0.9%
				11,428	12,109	6.4%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (9.0% Cash, 2.0% PIK, Due 11/29/21)	18,940	18,940	18,679	9.8%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (15,750 shares)		1,575	817	0.4%
				20,515	19,496	10.2%
Currency Capital, LLC	Financial Services	First Lien Debt (13.4% Cash (1 month LIBOR + 11.0%, 0.5% Floor), Due 1/2/20)(8)	16,788	16,788	16,788	8.8%
Currency Capital, LLC	Financial Services	Class A Preferred Units (2,000,000 units)(8)		2,000	2,000	1.0%
				18,788	18,788	9.8%
Flavors Holdings, Inc.	Food Product Manufacturer	First Lien Debt (8.6% Cash (3 month LIBOR + 5.8%, 1.0% Floor), Due 4/3/20)	6,300	6,241	6,070	3.2%
Flavors Holdings, Inc.	Food Product Manufacturer	Second Lien Debt (12.8% Cash (3 month LIBOR + 10.0%, 1.0% Floor), Due 10/3/21)	12,000	11,809	11,265	5.9%
				18,050	17,335	9.1%
Freedom Electronics, LLC	Electronic Machine Repair	First Lien Debt (8.7% Cash (1 month LIBOR + 6.25%, 2.0% Floor), Due 12/20/23)(9)	250	250	250	0.1%
Freedom Electronics, LLC	Electronic Machine Repair	First Lien Debt (9.1% Cash, Due 12/20/23)(6)	6,000	6,000	6,000	3.1%
Freedom Electronics, LLC	Electronic Machine Repair	Membership Units (181,818 units)		182	182	0.1%
				6,432	6,432	3.3%
Installs, LLC	Logistics	First Lien Debt (9.3% Cash (1 month LIBOR + 7.0%, 1.8% Floor), Due 6/20/23)	2,984	2,984	2,984	1.6%
				2,984	2,984	1.6%
MC Sign Lessor Corp.	Advertising & Marketing Services	First Lien Debt (9.3% Cash (1 month LIBOR + 7.0%, 1.0% Floor), Due 12/22/22)(10)	—	—	—	0.0%
MC Sign Lessor Corp.	Advertising & Marketing Services	First Lien Debt (9.3% Cash (1 month LIBOR + 7.0%, 1.0% Floor), Due 12/22/22)(11)	3,905	3,905	3,905	2.0%
				3,905	3,905	2.0%
Nth Degree, Inc.	Business Services	First Lien Debt (13.9% Cash (1 month LIBOR + 11.5%, 1.0% Floor), 2.0% PIK, Due 3/29/23)(12)	7,346	7,346	7,346	3.9%
See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2018

Portfolio Company, Country(1),(2),(3),(4),(19)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Nth Degree, Inc.	Business Services	Preferred Stock (2,400 Units, 10.0% PIK dividend)(5)		$3,244	$16,490	8.6%
				10,590	23,836	12.5%
Sequoia Healthcare Management, LLC	Healthcare Management	First Lien Debt (10.8% Cash (1 month LIBOR + 8.5%, 1.8% Floor), Due 8/21/23)	$13,792	13,792	13,792	7.2%
				13,792	13,792	7.2%
Sunset Digital Holdings, LLC	Telecommunications	First Lien Debt (9.6% Cash (1 month LIBOR + 7.3%, 1.5% Floor), Due 8/2/19)	18,000	18,000	18,000	9.4%
				18,000	18,000	9.4%
Sur La Table, Inc.	Retail	First Lien Debt (12.0% Cash, Due 7/28/20)	15,000	15,000	14,979	7.9%
				15,000	14,979	7.9%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	758	0.4%
				758	758	0.4%
U.S. BioTek Laboratories, LLC	Testing laboratories	First Lien Debt (10.1% Cash, Due 12/14/23)(6)(13)	7,000	7,000	7,000	3.7%
U.S. BioTek Laboratories, LLC	Testing laboratories	Class A Preferred Units (500 Units, 10.0% PIK)(5)		502	502	0.3%
U.S. BioTek Laboratories, LLC	Testing laboratories	Class C Units (500 Units)		1	1	0.0%
				7,503	7,503	4.0%
U.S. Well Services, Inc.	Oil & Gas Services	Class A Common Stock (77,073 shares)(8)		771	632	0.3%
U.S. Well Services, Inc.	Oil & Gas Services	Class B Common Stock (1,125,426 shares)(8)		6,701	9,229	4.9%
				7,472	9,861	5.2%
Vology, Inc.	Information Technology	Subordinated Debt (15.0% Cash (1 month LIBOR + 14.0%, 1.0% Ceiling), 4.0% PIK Due 6/30/20)	8,720	8,720	8,645	4.5%
				8,720	8,645	4.5%
Xirgo Technologies, LLC	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)	15,750	15,750	15,750	8.3%
Xirgo Technologies, LLC	Information Technology	Membership Units (600,000 units)		600	837	0.4%
				16,350	16,587	8.7%
Sub Total Non-control/non-affiliated investments – United States				268,298	283,965	148.9%
Non-control/non-affiliated investments – Brazil
Velum Global Credit Management, LLC	Financial Services	First Lien Debt (15.0% PIK, Due 12/31/17)(7)(8)(12)	14,277	11,816	2,878	1.5%
				11,816	2,878	1.5%
Sub Total Non-control/non-affiliated investments – Brazil				11,816	2,878	1.5%
Sub Total Non-control/non-affiliated investments				$280,114	$286,843	150.4%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2018

Portfolio Company, Country(1),(2),(3),(4),(19)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Affiliate Investments – 48.8%
Affiliate investments – United States
Burgaflex Holdings, LLC	Automobile Part Manufacturer	First Lien Debt (12.0% Cash, 1.0% PIK, Due 3/23/21)	$14,801	$14,801	$14,384	7.5%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock Class A (1,253,198 shares)		1,504	—	0.0%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock Class B (900,000 shares)		300	—	0.0%
				16,605	14,384	7.5%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.4% fully diluted)(14)		—	3,184	1.7%
				—	3,184	1.7%
Eastport Holdings, LLC	Business Services	Subordinated Debt (15.8% Cash (3 month LIBOR + 13.0%, 0.5% Floor), Due 4/29/20)	16,500	15,496	16,500	8.7%
Eastport Holdings, LLC	Business Services	Membership Units (22.9% ownership)		3,263	17,610	9.2%
				18,759	34,110	17.9%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8.0% PIK Dividend)(5)		3,179	3,482	1.8%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	1,325	0.7%
				3,181	4,807	2.5%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (13.0% Cash, Due 6/16/19)(12)	6,406	6,406	6,210	3.3%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (6,369 shares)		—	—	0.0%
				7,224	6,210	3.3%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,587,848 shares)		1,188	3,018	1.6%
				1,188	3,018	1.6%
MMI Holdings, LLC	Medical Device Distributor	First Lien Debt (12.0% Cash, Due 1/31/20)(12)	2,600	2,600	2,600	1.4%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6.0% Cash, Due 1/31/20)(12)	400	388	400	0.2%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units, 6.0% PIK Dividend)(5)		1,474	1,612	0.8%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	185	0.1%
				4,462	4,797	2.5%
Sierra Hamilton Holdings Corporation	Oil & Gas Engineering and Consulting Services	Common Stock (15,068,000 shares)		6,958	6,854	3.6%
				6,958	6,854	3.6%
US Bath Group, LLC	Building Products	First Lien Debt (11.4% Cash (1 month LIBOR + 9.0%, 1.0% Floor), Due 1/2/23)	12,750	12,750	12,750	6.7%
US Bath Group, LLC	Building Products	Membership Units (500,000 units)		500	2,083	1.1%
				13,250	14,833	7.8%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2018

Portfolio Company, Country(1),(2),(3),(4),(19)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt(15)	$—	$673	$742	0.4%
				673	742	0.4%
Sub Total Affiliate investments – United States				$72,300	$92,939	48.8%
Control Investments – 36.3%
Control investments – United States
AAE Acquisition, LLC	Industrial Equipment Rental	Second Lien Debt (6.0% Cash, Due 8/24/19)(12)	$16,327	$16,327	$16,327	8.6%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (2.2% fully diluted)		17	—	0.0%
AAE Acquisition, LLC	Industrial Equipment Rental	Warrants (37.8% fully diluted)		—	—	0.0%
				16,344	16,327	8.6%
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (10.0% Cash, Due 5/24/19)(16)	1,708	1,708	1,708	0.9%
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (12.0% Cash, 4.0% PIK, Due 6/30/19)(12)	8,889	8,889	8,889	4.6%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Preferred Units (4,000,000 units)		2,354	—	0.0%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (21.3% fully diluted)		1,394	—	0.0%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (10.0% fully diluted)		—	—	0.0%
				14,345	10,597	5.5%
Capitala Senior Loan Fund II, LLC	Investment Funds	Membership Units (80% ownership)(8)(17)		13,600	13,695	7.2%
				13,600	13,695	7.2%
Micro Precision, LLC	Conglomerate	Subordinated Debt (10.0% Cash, Due 1/1/19)(12)	1,862	1,862	1,862	1.0%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14.0% Cash, 4.0% PIK, Due 1/1/19)(12)	4,325	4,325	4,325	2.3%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		1,629	2,817	1.5%
				7,816	9,004	4.8%
Navis Holdings, Inc.	Textile Equipment Manufacturer	First Lien Debt (15.0% Cash, Due 10/30/20)(12)	7,500	7,500	7,500	3.9%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10.0% Cash Dividend)(5)		1,000	1,000	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	4,348	2.3%
				8,501	12,848	6.7%
Portrait Studio, LLC	Professional and Personal Digital Imaging	First Lien Debt (9.0% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 2.0% Ceiling), Due 12/31/22)(18)	—	—	—	0.0%
Portrait Studio, LLC	Professional and Personal Digital Imaging	First Lien Debt (9.4% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 5.0% Ceiling), Due 12/31/22)	4,500	4,500	4,500	2.4%
See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2018

Portfolio Company, Country(1),(2),(3),(4),(19)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Portrait Studio, LLC	Professional and Personal Digital Imaging	Preferred Units (4,350,000 Units)		$2,450	$2,174	1.1%
Portrait Studio, LLC	Professional and Personal Digital Imaging	Membership Units (150,000 Units)		—	—	0.0%
				6,950	6,674	3.5%
Sub Total Control investments – United States				$67,556	$69,145	36.3%
TOTAL INVESTMENTS – 235.5%				$419,970	$448,927	235.5%

(1)
All investments valued using unobservable inputs (Level 3).

(2)
All investments valued by the Board of Directors.

(3)
All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.

(4)
Percentages are based on net assets of$190,644 as of December 31, 2018.

(5)
The equity investment is income producing, based on rate disclosed.

(6)
The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.

(7)
Non-accrual investment.

(8)
Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2018, 9.2% of the Company’s total assets were non-qualifying assets.

(9)
The investment has a $0.8 million unfunded commitment.

(10)
The investment has a $0.5 million unfunded commitment.

(11)
The investment has a $0.6 million unfunded commitment.

(12)
The maturity date of the original investment has been extended.

(13)
The investment has a $1.0 million unfunded commitment.

(14)
The investment has been exited. The residual value reflects estimated earnout to be settled post-closing.

(15)
The investment has been exited. The residual value reflects estimated escrow and earnout to be settled post-closing.

(16)
The investment has a $0.3 million unfunded commitment.

(17)
The investment has a $6.4 million unfunded commitment.

(18)
The investment has a $5.0 million unfunded commitment.

(19)
Capitala Finance Corp. generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments
(in thousands, except for units/shares)
December 31, 2017
Portfolio Company, Country(1),(2),(3),(4),(20)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Non-control/non-affiliated investments – 130.0%
Non-control/non-affiliated investments – United States
3 Bridge Solutions, LLC	IT Consulting	First Lien Debt (10.4% Cash (1 month LIBOR + 9.0%, 1.0% Floor), Due 12/4/22)	$11,250	$11,250	$11,250	5.1%
3 Bridge Solutions, LLC	IT Consulting	Preferred Units (965 units, 8.0% PIK)(5)		971	971	0.4%
3 Bridge Solutions, LLC	IT Consulting	Membership Units (39,000 units)		10	10	0.0%
				12,231	12,231	5.5%
Alternative Biomedical Solutions, LLC	Healthcare	First Lien Debt (11.7% Cash, Due 12/18/22)(6)	13,000	13,000	13,000	5.9%
Alternative Biomedical Solutions, LLC	Healthcare	Membership Units (20,092 units)		800	800	0.4%
				13,800	13,800	6.3%
American Clinical Solutions, LLC	Healthcare	First Lien Debt (10.5% Cash, 1.0% PIK, Due 6/11/20)	9,068	9,068	7,568	3.4%
				9,068	7,568	3.4%
American Exteriors, LLC	Replacement Window Manufacturer	First Lien Debt (10.0% PIK, Due 1/1/19)(7)(8)	8,287	5,679	1,880	0.8%
American Exteriors, LLC	Replacement Window Manufacturer	Common Stock Warrants (10.0% fully diluted)		—	—	0.0%
				5,679	1,880	0.8%
AmeriMark Direct, LLC	Consumer Products	First Lien Debt (12.8% Cash, Due 9/8/21)	19,100	18,713	19,100	8.6%
				18,713	19,100	8.6%
B&W Quality Growers, LLC	Farming	Membership Unit Warrants (91,739 Units)		—	5,581	2.5%
				—	5,581	2.5%
BigMouth, Inc.	Consumer Products	First Lien Debt (13.3% Cash, Due 11/14/21)(6)	9,790	9,790	9,790	4.4%
BigMouth, Inc.	Consumer Products	Series A Preferred Stock (350,000 shares, 8.0% PIK)(5)		382	722	0.3%
				10,172	10,512	4.7%
Bluestem Brands, Inc.	Online Merchandise Retailer	First Lien Debt (9.1% Cash (1 month LIBOR + 7.5%, 1.0% Floor), Due 11/7/20)	4,029	3,965	3,755	1.7%
				3,965	3,755	1.7%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (8.0% Cash (1 month LIBOR + 6.0%, 2.0% Floor), Due 5/22/20)	1,600	1,600	1,600	0.7%
Brunswick Bowling Products, Inc.	Bowling Products	First Lien Debt (16.3% Cash (1 month LIBOR + 14.3%, 2.0% Floor), Due 5/22/20)	5,586	5,586	5,586	2.5%
				7,186	7,186	3.2%
Burke America Parts Group, LLC	Home Repair Parts Manufacturer	Membership Units (14 units)		5	2,767	1.2%
				5	2,767	1.2%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2017

Portfolio Company, Country(1),(2),(3),(4),(20)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
California Pizza Kitchen, Inc.	Restaurant	Second Lien Debt (11.6% Cash (1 month LIBOR + 10.0%, 1.0% Floor), Due 8/23/23)	$5,000	$4,880	$4,880	2.2%
				4,880	4,880	2.2%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock (293,186 shares)		258	54	0.0%
Caregiver Services, Inc.	In-Home Healthcare Services	Common Stock Warrants (655,908 units)(9)		264	120	0.1%
				522	174	0.1%
Cedar Electronics Holding Corp.	Consumer Electronics	Subordinated Debt (12.0% Cash, Due 12/26/20)(7)	21,550	21,550	3,498	1.6%
				21,550	3,498	1.6%
CIS Secure Computing, Inc.	Government Services	First Lien Debt (9.9% Cash (1 month LIBOR + 8.5%, 1.0% Floor), 1.0% PIK, Due 9/14/22)(10)	9,116	9,116	9,116	4.1%
CIS Secure Computing, Inc.	Government Services	Common Stock (46,163 shares)		1,000	1,204	0.5%
				10,116	10,320	4.6%
Corporate Visions, Inc.	Sales & Marketing Services	Subordinated Debt (9.0% Cash, 2.0% PIK, Due 11/29/21)	18,159	18,159	16,995	7.7%
Corporate Visions, Inc.	Sales & Marketing Services	Common Stock (15,750 shares)		1,575	393	0.2%
				19,734	17,388	7.9%
Currency Capital, LLC	Financial Services	First Lien Debt (12.4% Cash (1 month LIBOR + 11.0%, 0.5% Floor) Due 1/20/22)(11)	17,000	17,000	17,000	7.7%
Currency Capital, LLC	Financial Services	Class A Preferred Units (2,000,000 units)(11)		2,000	1,905	0.9%
				19,000	18,905	8.6%
Flavors Holdings, Inc.	Food Product Manufacturer	First Lien Debt (7.4% Cash (3 month LIBOR + 5.8%, 1.0% Floor), Due 4/3/20)	6,700	6,589	5,911	2.7%
Flavors Holdings, Inc.	Food Product Manufacturer	Second Lien Debt (11.7% Cash (3 month LIBOR + 10.0%, 1.0% Floor), Due 10/3/21)	12,000	11,740	10,311	4.6%
				18,329	16,222	7.3%
Nth Degree, Inc.	Business Services	First Lien Debt (8.4% Cash (1 month LIBOR + 7.0%, 1.0% Floor), 1.0% PIK, Due 12/14/20)	8,833	8,833	8,833	4.0%
Nth Degree, Inc.	Business Services	First Lien Debt (12.9% Cash (1 month LIBOR + 11.5%, 1.0% Floor), 2.0% PIK, Due 12/14/20)	7,200	7,200	7,200	3.2%
Nth Degree, Inc.	Business Services	Preferred Stock (2,400 Units, 10.0% PIK Dividend)(5)		2,938	11,140	5.0%
				18,971	27,173	12.2%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2017

Portfolio Company, Country(1),(2),(3),(4),(20)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Sequoia Healthcare Management, LLC	Healthcare Management	First Lien Debt (12.0% Cash, 4.0% PIK, Due 7/17/19)	$9,014	$8,964	$9,014	4.1%
				8,964	9,014	4.1%
Spectra Services Holdings, LLC	Refrigeration/HVAC services	First Lien Debt (10.0% Cash, 4.0% PIK, Due 12/27/22)	7,450	7,450	7,450	3.4%
Spectra Services Holdings, LLC	Refrigeration/HVAC services	Class A Units (1,283,824 units, 4.0% Cash Dividend, 11.0% PIK Dividend)(5)		1,286	1,286	0.6%
Spectra Services Holdings, LLC	Refrigeration/HVAC services	Class B Units (257 units)		—	—	0.0%
				8,736	8,736	4.0%
Sur La Table, Inc.	Retail	First Lien Debt (12.0% Cash, Due 7/28/20)	15,000	15,000	15,000	6.8%
				15,000	15,000	6.8%
Taylor Precision Products, Inc.	Household Product Manufacturer	Series C Preferred Stock (379 shares)		758	1,316	0.6%
				758	1,316	0.6%
Vintage Stock, Inc.	Specialty Retail	First Lien Debt (13.9% Cash (1 month LIBOR + 12.5%, 0.5% Floor), 3.0% PIK, Due 11/3/21)	20,713	20,713	20,713	9.3%
				20,713	20,713	9.3%
Vology, Inc.	Information Technology	Subordinated Debt (15.0% Cash (3 month LIBOR + 14.0%, 1.0% Ceiling), 4.0% PIK Due 6/30/20)	8,374	8,374	8,374	3.8%
				8,374	8,374	3.8%
Western Windows Systems, LLC	Building Products	First Lien Debt (11.9% Cash, Due 7/31/20)(6)	10,500	10,500	10,500	4.7%
Western Windows Systems, LLC	Building Products	Membership Units (39,860 units)		3,000	7,379	3.3%
				13,500	17,879	8.0%
Xirgo Technologies, LLC	Information Technology	Subordinated Debt (11.5% Cash, Due 3/1/22)	15,750	15,750	15,750	7.1%
Xirgo Technologies, LLC	Information Technology	Membership Units (600,000 units)		600	637	0.3%
				16,350	16,387	7.4%
Sub Total Non-control/non-affiliated investments – United States				286,316	280,359	126.4%
Non-control/non-affiliated investments – Brazil
Velum Global Credit Management, LLC	Financial Services	First Lien Debt (15.0% PIK, Due 12/31/17)(7)(8)(11)(12)	12,275	11,816	8,015	3.6%
				11,816	8,015	3.6%
Sub Total Non-control/non-affiliated investments – Brazil				11,816	8,015	3.6%
Sub Total Non-control/non-affiliated investments				$298,132	$288,374	130.0%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2017

Portfolio Company, Country(1),(2),(3),(4),(20)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Affiliate investments – 46.8%
Affiliate investments – United States
AAE Acquisition, LLC	Industrial Equipment Rental	Second Lien Debt (8.0% Cash, 4.0% PIK, Due 8/24/19)(8)	$15,846	$15,846	$15,603	7.0%
AAE Acquisition, LLC	Industrial Equipment Rental	Membership Units (2.2% fully diluted)		17	—	0.0%
AAE Acquisition, LLC	Industrial Equipment Rental	Warrants (37.8% fully diluted)		—	—	0.0%
				15,863	15,603	7.0%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (14.0% Cash, Due 8/9/19)(13)	3,000	3,000	3,000	1.4%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Subordinated Debt (12.0% Cash, Due 8/9/19)(13)	5,828	5,828	5,828	2.6%
Burgaflex Holdings, LLC	Automobile Part Manufacturer	Common Stock (1,253,198 shares)		1,504	457	0.2%
				10,332	9,285	4.2%
City Gear, LLC	Footwear Retail	Subordinated Debt (13.0% Cash, Due 10/20/19)(8)	8,231	8,231	8,231	3.7%
City Gear, LLC	Footwear Retail	Preferred Membership Units (2.8% fully diluted, 9.0% Cash Dividend)(5)		1,269	1,269	0.6%
City Gear, LLC	Footwear Retail	Membership Unit Warrants (11.4% fully diluted)		—	8,248	3.7%
				9,500	17,748	8.0%
GA Communications, Inc.	Advertising & Marketing Services	Series A-1 Preferred Stock (1,998 shares, 8.0% PIK Dividend)(5)		2,902	3,225	1.5%
GA Communications, Inc.	Advertising & Marketing Services	Series B-1 Common Stock (200,000 shares)		2	1,932	0.9%
				2,904	5,157	2.4%
J&J Produce Holdings, Inc.	Produce Distribution	Subordinated Debt (6.0% Cash, 7.0% PIK, Due 6/16/19)(8)	6,368	6,368	6,170	2.8%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock (8,182 shares)		818	—	0.0%
J&J Produce Holdings, Inc.	Produce Distribution	Common Stock Warrants (6,369 shares)		—	—	0.0%
				7,186	6,170	2.8%
LJS Partners, LLC	QSR Franchisor	Common Stock (1,500,000 shares)		896	7,650	3.4%
				896	7,650	3.4%
MMI Holdings, LLC	Medical Device Distributor	First Lien Debt (12.0% Cash, Due 1/31/19)(8)	2,600	2,600	2,600	1.2%
MMI Holdings, LLC	Medical Device Distributor	Subordinated Debt (6.0% Cash, Due 1/31/19)(8)	400	388	400	0.2%
MMI Holdings, LLC	Medical Device Distributor	Preferred Units (1,000 units, 6.0% PIK Dividend)(5)		1,381	1,520	0.7%
MMI Holdings, LLC	Medical Device Distributor	Common Membership Units (45 units)		—	193	0.1%
				4,369	4,713	2.2%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2017

Portfolio Company, Country(1),(2),(3),(4),(20)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
MTI Holdings, LLC	Retail Display & Security Services	Membership Units (2,000,000 units)(14)		$—	$100	0.0%
				—	100	0.0%
Sierra Hamilton Holdings Corporation	Oil & Gas Engineering and Consulting Services	Common Stock (15,068,000 shares)		6,958	8,528	3.8%
				6,958	8,528	3.8%
Source Capital Penray, LLC	Automotive Chemicals & Lubricants	Membership Units (11.3% ownership)(14)		—	101	0.0%
				—	101	0.0%
STX Healthcare Management Services, Inc.	Dental Practice Management	Common Stock (1,200,000 shares)(14)		—	93	0.0%
				—	93	0.0%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (7.4% Cash (1 month LIBOR + 6.0%, 1.0% Floor), Due 2/2/22)(15)	2,299	2,299	2,299	1.0%
U.S. Well Services, LLC	Oil & Gas Services	First Lien Debt (12.4% PIK (1 month LIBOR + 11.0%, 1.0% Floor), Due 2/2/22)	9,516	9,516	9,516	4.3%
U.S. Well Services, LLC	Oil & Gas Services	Class A Units (5,680,688 Units)		6,259	15,004	6.8%
U.S. Well Services, LLC	Oil & Gas Services	Class B Units (2,076,298 Units)		441	955	0.4%
				18,515	27,774	12.5%
V12 Holdings, Inc.	Data Processing & Digital Marketing	Subordinated Debt(19)		813	1,035	0.5%
				813	1,035	0.5%
Sub Total Affiliate investments – United States				$77,336	$103,957	46.8%
Control investments – 48.5%
Control investments – United States
CableOrganizer Acquisition, LLC	Computer Supply Retail	First Lien Debt (12.0% Cash, 4.0% PIK, Due 5/24/18)	$12,373	$12,373	$12,373	5.6%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock (21.3% fully diluted)		1,394	118	0.1%
CableOrganizer Acquisition, LLC	Computer Supply Retail	Common Stock Warrants (10.0% fully diluted)		—	60	0.0%
				13,767	12,551	5.7%
Eastport Holdings, LLC	Business Services	Subordinated Debt (14.5% Cash (3 month LIBOR + 13.0%, 0.5% Floor), Due 4/29/20)	16,500	14,738	16,500	7.4%
Eastport Holdings, LLC	Business Services	Membership Units (33.3% ownership)(16)		4,733	26,449	11.9%
				19,471	42,949	19.3%
Kelle’s Transport Service, LLC	Transportation	First Lien Debt (4.0% Cash, Due 2/15/20)(17)	2,000	2,000	2,000	0.9%
Kelle’s Transport Service, LLC	Transportation	First Lien Debt (1.5% Cash, Due 2/15/20)(8)	13,674	13,669	9,560	4.3%
Kelle’s Transport Service, LLC	Transportation	Membership Units (27.5% fully diluted)		—	—	0.0%
				15,669	11,560	5.2%

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2017

Portfolio Company, Country(1),(2),(3),(4),(20)	Industry	Type of Investment	Principal Amount	Cost	Fair Value	% of Net Assets
Micro Precision, LLC	Conglomerate	Subordinated Debt (10.0% Cash, Due 9/15/18)(8)	$1,862	$1,862	$1,862	0.8%
Micro Precision, LLC	Conglomerate	Subordinated Debt (14.0% Cash, 4.0% PIK, Due 9/15/18)(8)	4,154	4,154	4,154	1.9%
Micro Precision, LLC	Conglomerate	Series A Preferred Units (47 units)		1,629	1,629	0.7%
				7,645	7,645	3.4%
Navis Holdings, Inc.	Textile Equipment Manufacturer	First Lien Debt (15.0% Cash, Due 10/30/20)(8)	6,500	6,500	6,500	2.9%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Class A Preferred Stock (1,000 shares, 10.0% Cash Dividend)(5)		1,000	1,000	0.5%
Navis Holdings, Inc.	Textile Equipment Manufacturer	Common Stock (300,000 shares)		1	5,005	2.3%
				7,501	12,505	5.7%
On-Site Fuel Service, Inc.	Fuel Transportation Services	Subordinated Debt (18.0% Cash, Due 12/19/18)(7)(8)	14,072	11,020	11,588	5.2%
On-Site Fuel Service, Inc.	Fuel Transportation Services	Series A Preferred Stock (32,782 shares)		3,278	—	0.0%
On-Site Fuel Service, Inc.	Fuel Transportation Services	Series B Preferred Stock (23,648 shares)		2,365	—	0.0%
On-Site Fuel Service, Inc.	Fuel Transportation Services	Common Stock (33,058 shares)		33	—	0.0%
				16,696	11,588	5.2%
Portrait Studio, LLC	Professional and Personal Digital Imaging	First Lien Debt (8.6% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 2.0% Ceiling), Due 12/31/22)(18)	1,860	1,860	1,860	0.9%
Portrait Studio, LLC	Professional and Personal Digital Imaging	First Lien Debt (8.6% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 5.0% Ceiling), Due 12/31/22)	4,500	4,500	4,500	2.0%
Portrait Studio, LLC	Professional and Personal Digital Imaging	Preferred Units (4,350,000 Units)		2,450	2,450	1.1%
Portrait Studio, LLC	Professional and Personal Digital Imaging	Membership Units (150,000 Units)		—	—	0.0%
				8,810	8,810	4.0%
Sub Total Control investments – United States				$89,559	$107,608	48.5%
TOTAL INVESTMENTS – 225.3%				$465,027	$499,939	225.3%
Derivatives – (3.1)%
Derivatives – United States
Eastport Holdings, LLC	Business Services	Written Call Option(16)		$(20)	$(6,815)	(3.1)%
Sub Total Derivatives – United States				$(20)	$(6,815)	(3.1)%
TOTAL DERIVATIVES – (3.1)%				$(20)	$(6,815)	(3.1)%

(1)
All investments valued using unobservable inputs (Level 3).

(2)
All investments valued by the Board of Directors.

See accompanying notes to consolidated financial statements.

Capitala Finance Corp.
Consolidated Schedule of Investments – (continued)
(in thousands, except for units/shares)
December 31, 2017

(3)
All debt investments are income producing, unless otherwise noted. Equity and warrant investments are non-income producing, unless otherwise noted.

(4)
Percentages are based on net assets of  $221,887 as of December 31, 2017.

(5)
The equity investment is income producing, based on rate disclosed.

(6)
The cash rate equals the approximate current yield on our last-out portion of the unitranche facility.

(7)
Non-accrual investment.

(8)
The maturity date of the original investment has been extended.

(9)
The equity investment has an excercisable put option.

(10)
The investment has a $2.0 million unfunded commitment.

(11)
Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940, as amended. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets. As of December 31, 2017, 5.0% of the Company’s total assets were non-qualifying assets.

(12)
The company is headquartered in Brazil.

(13)
In addition to the stated rate, the Company is charging 3% default interest on the investment.

(14)
The investment has been exited. The residual value reflects estimated escrow to be settled post-closing.

(15)
The investment has a $0.7 million unfunded commitment.

(16)
The Company has written a call option that enables CapitalSouth Partners Florida Sidecar Fund II, L.P. to purchase up to 31.25% of the Company’s interest at a strike price of  $1.5 million. As of December 31, 2017, the fair value of the written call option is approximately $6.8 million. See Note 4 to the consolidated financial statements for further detail on the written call option transaction.

(17)
The investment has a $1.0 million unfunded commitment.

(18)
The investment has a $3.1 million unfunded commitment.

(19)
The investment has been exited. The residual value reflects estimated escrow and earnout to be settled post-closing.

(20)
Capitala Finance Corp. generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

See accompanying notes to consolidated financial statements.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018
Note 1. Organization
Capitala Finance Corp. (the “Company”, “we”, “us”, and “our”) is an externally managed non-diversified closed-end management investment company incorporated in Maryland that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company commenced operations on May 24, 2013 and completed its initial public offering (“IPO”) on September 30, 2013. The Company is managed by Capitala Investment Advisors, LLC (the “Investment Advisor”), an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and Capitala Advisors Corp. (the “Administrator”) provides the administrative services necessary for the Company to operate. For United States (“U.S.”) federal income tax purposes, the Company has elected to be treated, and intends to comply with the requirements to continue to qualify annually, as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through our subsidiaries that are licensed by the U.S. Small Business Administration (“SBA”) under the Small Business Investment Company (“SBIC”) Act, the Company offers customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. The Company invests in first lien loans, second lien loans, subordinated loans, and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies.
The Company was formed for the purpose of: (i) acquiring, through a series of transactions, an investment portfolio from the following entities: CapitalSouth Partners Fund I Limited Partnership (“Fund I”); CapitalSouth Partners Fund II Limited Partnership (“Fund II”); CapitalSouth Partners Fund III, L.P. (“Fund III Parent”); CapitalSouth Partners SBIC Fund III, L.P. (“Fund III”) and CapitalSouth Partners Florida Sidecar Fund I, L.P. (“Florida Sidecar” and, collectively with Fund I, Fund II, Fund III and Fund III Parent, the “Legacy Funds”); (ii) raising capital in the IPO and (iii) continuing and expanding the business of the Legacy Funds by making additional debt and equity investments in lower middle-market and traditional middle-market companies.
On September 24, 2013, the Company acquired 100% of the limited partnership interests in Fund II, Fund III and Florida Sidecar and each of their respective general partners, as well as certain assets from Fund I and Fund III Parent, in exchange for an aggregate of 8,974,420 shares of the Company’s common stock (the “Formation Transactions”). Fund II, Fund III and Florida Sidecar became the Company’s wholly owned subsidiaries. Fund II and Fund III retained their SBIC licenses, continued to hold their existing investments at the time of the IPO and have continued to make new investments. The IPO consisted of the sale of 4,000,000 shares of the Company’s common stock at a price of  $20.00 per share, resulting in net proceeds to the Company of  $74.25 million, after deducting underwriting fees and commissions totaling $4.0 million and offering expenses totaling $1.75 million. The other costs of the IPO were borne by the limited partners of the Legacy Funds. During the fourth quarter of 2017, Florida Sidecar transferred all of its assets to the Company and was legally dissolved as a standalone partnership.
The Company has formed and expects to continue to form certain consolidated taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for income tax purposes. The Taxable Subsidiaries allow the Company to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation
The Company is considered an investment company as defined in Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC 946”). The accompanying

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. The consolidated financial statements of the Company include the accounts of the Company and its wholly owned subsidiaries, including Fund II, Fund III, Florida Sidecar, and the Taxable Subsidiaries.
The Company’s financial statements as of December 31, 2018 and December 31, 2017 and for the years ended December 31, 2018, 2017 and 2016 are presented on a consolidated basis. The effects of all intercompany transactions between the Company and its subsidiaries (Fund II, Fund III, Florida Sidecar, and the Taxable Subsidiaries) have been eliminated in consolidation. All financial data and information included in these consolidated financial statements have been presented on the basis described above. In the opinion of management, the consolidated financial statements reflect all adjustments that are necessary for the fair presentation of financial results as of and for the periods presented.
Use of Estimates in the Preparation of Financial Statements
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates under different assumptions and conditions. The most significant estimates in the preparation of the consolidated financial statements are investment valuation, revenue recognition, and income taxes.
Consolidation
As provided under ASC 946, the Company will generally not consolidate its investment in a company other than a substantially wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly owned investment company subsidiaries (Fund II, Fund III, Florida Sidecar, and the Taxable Subsidiaries) in its consolidated financial statements. The Company does not consolidate its interest in Capitala Senior Loan Fund II, LLC (“CSLF II”) because the investment is not considered a substantially wholly owned investment company subsidiary. Further, CSLF II is a joint venture for which shared power exists relating to the decisions that most significantly impact the economic performance of the entity. See Note 4 to the consolidated financial statements for a description of the Company’s investment in CSLF II.
Segments
In accordance with ASC Topic 280 — Segment Reporting (“ASC 280”), the Company has determined that it has a single reporting segment and operating unit structure. While the Company invests in several industries and geographic locations, all investments share similar business and economic risks. As such, all investment activities have been aggregated into a single segment.
Cash and Cash Equivalents
The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less at the date of purchase. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.
Investment Classification
In accordance with the provisions of the 1940 Act, the Company classifies its investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

“Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. Generally under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25% of the voting securities of such company and/or has greater than 50% representation on its board or has the power to exercise control over management or policies of such portfolio company. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5% and 25% of the voting securities of such company.
Valuation of Investments
The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy, as discussed in Note 4.
In determining fair value, the Company’s board of directors (the “Board”) uses various valuation approaches, and engages a third-party valuation firm, which provides an independent valuation of certain investments it reviews. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based upon the best information available in the circumstances.
The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.
Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

In estimating the fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes original issue discount and payment-in-kind (“PIK”) income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.
As a practical expedient, the Company uses net asset value (“NAV”) as the fair value for its equity investment in CSLF II. CSLF II records its underlying investments at fair value on a quarterly basis in accordance with the 1940 Act and ASC 820.
The valuation methodologies summarized below are utilized by the Company in estimating fair value.
Enterprise Value Waterfall Approach
The enterprise value waterfall approach determines an enterprise value based on earnings before interest, tax, depreciation and amortization (“EBITDA”) multiples of publicly traded companies that are considered similar to the subject portfolio company. The Company considers a variety of items in determining a reasonable pricing multiple, including, but not limited to, operating results, budgeted projections, growth, size, risk, profitability, leverage, management depth, diversification, market position, supplier or customer dependence, asset utilization, liquidity metrics, and access to capital markets. EBITDA of the portfolio company is adjusted for non-recurring items in order to reflect a normalized level of earnings that is representative of future earnings. In certain instances, the Company may also utilize revenue multiples to determine enterprise value. When available, the Company may assign a pricing multiple or value its investments based on the value of recent investment transactions in the subject portfolio company or offers to purchase the portfolio company. The enterprise value is adjusted for financial instruments with seniority to the Company’s ownership and for the effect of any instrument which may dilute the Company’s investment in the portfolio company. The adjusted enterprise value is then apportioned based on the seniority and privileges of the Company’s investments within the portfolio company.
The enterprise value waterfall approach is primarily utilized to value the Company’s equity securities, including warrants. However, the Company may utilize the enterprise value waterfall approach to value certain debt securities.
Income Approach
The income approach utilizes a discounted cash flow methodology in which the Company estimates fair value based on the present value of expected cash flows discounted at a market rate of interest. The determination of a discount rate, or required rate of return, takes into account the portfolio company’s fundamentals and perceived credit risk. Because the majority of the Company’s portfolio companies do not have a public credit rating, determining a discount rate often involves assigning an implied credit rating based on the portfolio company’s operating metrics compared to average metrics of similar publicly rated debt. Operating metrics include, but are not limited to, EBITDA, interest coverage, leverage ratios, return on capital, and debt to equity ratios. The implied credit rating is used to assign a base discount rate range based on publicly available yields on similarly rated debt securities. The Company may apply a premium to the discount rate utilized in determining fair value when performance metrics and other qualitative information indicate that there is an additional level of uncertainty about collectability of cash flows.
Asset Approach
The asset approach values an investment based on the value of the underlying collateral securing the investment. This approach is used when the Company has reason to believe that it will not collect all principal and interest in accordance with the contractual terms of the debt agreement.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

Revenue Recognition
The Company’s revenue recognition policies are as follows:
Interest income and paid-in-kind interest income:   Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company has loans in the portfolio that contain a payment-in-kind interest (“PIK interest”) provision. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at maturity, is recorded on an accrual basis to the extent that such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due.
Non-accrual investments:   Management reviews all loans that become 90 days or more past due, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the loan on non-accrual status and will generally cease recognizing interest income and PIK interest on that loan for financial reporting purposes. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. The Company writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. The Company may elect to cease accruing PIK interest and continue accruing interest income in cases where a loan is currently paying its interest income but, in management’s judgment, there is a reasonable likelihood of principal loss on the loan. Non-accrual loans are returned to accrual status when the borrower’s financial condition improves such that management believes current interest and principal payments are expected to be collected.
Gains and losses on investment sales and paydowns:   Realized gains and losses on investments are recognized using the specific identification method.
Dividend income and paid-in-kind dividends:   Dividend income is recognized on the date dividends are declared. The Company holds preferred equity investments in the portfolio that contain a payment-in-kind dividend (“PIK dividends”) provision. PIK dividends, which represent contractually deferred dividends added to the equity balance, are recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will typically cease accrual of PIK dividends when the fair value of the equity investment is less than the cost basis of the investment or when it is otherwise determined by management that PIK dividends are unlikely to be collected. If management determines that a decline in fair value is temporary in nature and the PIK dividends are more likely than not to be collected, management may elect to continue accruing PIK dividends.
Original issue discount:   Discounts received to par on loans purchased are capitalized and accreted into income over the life of the loan. Any remaining discount is accreted into income upon prepayment of the loan.
Other income:   Origination fees (to the extent services are performed to earn such income), amendment fees, consent fees, and other fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Prepayment penalties received by the Company for debt instruments repaid prior to maturity date are recorded as income upon receipt.
Loan Sales
The Company follows the guidance in ASC Topic 860 — Transfers and Servicing (“ASC 860”) when accounting for loan participations and partial loan sales as it relates to concluding on sales accounting treatment for such transactions. Based on the Company’s analysis of all loan participations and partial sales completed, the Company believes that all such transactions meet the criterion required by ASC 860 to qualify for sales accounting treatment.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

General and Administrative Expenses
General and administrative expenses are paid as incurred. The Company’s administrative expenses include personnel and overhead expenses allocable to the Company paid by and reimbursed to the Administrator under an administration agreement between the Company and the Administrator (the “Administration Agreement”). Other operating expenses such as legal and audit fees, director fees, and director and officer insurance are generally paid directly by the Company.
Deferred Financing Fees
Costs incurred to issue the Company’s debt obligations are capitalized and are amortized over the term of the debt agreements under the effective interest method.
Earnings per share
The Company’s earnings per share (“EPS”) amounts have been computed based on the weighted-average number of shares of common stock outstanding for the period. Basic EPS is computed by dividing net increase (decrease) in net assets resulting from operations by the weighted average number of shares of common stock outstanding during the period of computation. Diluted EPS is computed by dividing net increase (decrease) in net assets resulting from operations, adjusted for the change in net assets resulting from the exercise of the dilutive shares, by the weighted average number of shares of common stock assuming all potentially dilutive shares had been issued. Diluted EPS reflects the potential dilution using the as-if-converted method for convertible debt, which could occur if all potentially dilutive securities were exercised.
Commitments and Contingencies
As of December 31, 2018, the Company had outstanding unfunded commitments related to debt and equity investments in existing portfolio companies of  $6.4 million (Capitala Senior Loan Fund II, LLC), $5.0 million (Portrait Studio, LLC), $1.1 million (MC Sign Lessor, Corp), $1.0 million (U.S. BioTek Laboratories, LLC), $0.8 million (Freedom Electronics, LLC), and $0.3 million (CableOrganizer Acquisition, LLC). As of December 31, 2017, the Company had outstanding unfunded commitments related to debt investments in existing portfolio companies of  $3.1 million (Portrait Studio, LLC), $2.0 million (CIS Secure Computing, Inc.), $1.0 million (Kelle’s Transport Service, LLC), and $0.7 million (U.S. Well Services, LLC).
The Company may invest in the same unitranche facility as CSLF II whereby CSLF II provides the first-out portion of the unitranche facility and the Company and other lenders provide the last-out portion of the unitranche facility. Under a guarantee agreement, the Company may be required to purchase its pro-rata portion of first-out loans from CSLF II upon certain triggering events, including acceleration upon payment default of the underlying borrower. As of December 31, 2018, the Company has evaluated the fair value of the guarantee under the guidance of ASC Topic 460 — Guarantees and determined that the fair value of the guarantee is immaterial as the risk of payment default for first-out loans in CSLF II is considered remote. The maximum exposure to credit risk as of December 31, 2018 is $4.3 million and extends to the stated maturity of the underlying loans in CSLF II.
In the ordinary course of business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that could lead to the execution of these provisions against the Company. Based on its history and experience, management believes that the likelihood of such an event is remote.
On December 28, 2017, an alleged stockholder filed a putative class action lawsuit complaint, Paskowitz v. Capitala Finance Corp., et al., in the United States District Court for the Central District of California (case number 2:17-cv-09251-MWF-AS) (the “Paskowitz Action”), against the Company and

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

certain of its current officers on behalf of all persons who purchased or otherwise acquired the Company’s common stock between January 4, 2016 and August 7, 2017. On January 3, 2018, another alleged stockholder filed a putative class action complaint, Sandifer v. Capitala Finance Corp., et al., in the United States District Court for the Central District of California (case number 2:18-cv-00052-MWF-AS) (the “Sandifer Action”), asserting substantially similar claims on behalf of the same putative class and against the same defendants. On February 2, 2018, the Sandifer Action was transferred, on stipulation of the parties, to the United States District Court for the Western District of North Carolina. The Sandifer Action was voluntarily dismissed on February 28, 2018. On March 1, 2018, the Paskowitz Action was transferred, on stipulation of the parties, to the United States District Court for the Western District of North Carolina (case number 3:18-cv-00096-RJC-DSC). On June 19, 2018, the plaintiffs in the Paskowitz Action filed their amended complaint. The complaint, as currently amended, alleges certain violations of the securities laws, including, inter alia, that the defendants made certain materially false and misleading statements and omissions regarding the Company’s business, operations, and prospects between January 4, 2016 and August 7, 2017. The plaintiffs in the Paskowitz Action seek compensatory damages and attorneys’ fees and costs, among other relief, but did not specify the amount of damages being sought. Defendants have moved to dismiss the amended complaint. While the Company intends to vigorously defend itself in this litigation, the outcome of these legal proceedings cannot be predicted with certainty.
Estimating an amount or range of possible losses resulting from litigation proceedings is inherently difficult and requires an extensive degree of judgment, particularly where the matters involve indeterminate claims for monetary damages, are in the early stages of the proceedings, and are subject to appeal. In addition, because most legal proceedings are resolved over extended periods of time, potential losses are subject to change due to, among other things, new developments, changes in legal strategy, the outcome of intermediate procedural and substantive rulings and other parties’ settlement posture and their evaluation of the strength or weakness of their case against us. For these reasons, we are currently unable to predict the ultimate timing or outcome of, or reasonably estimate the possible losses or a range of possible losses resulting from, the matters described above. Based on information currently available, the Company does not believe that any reasonably possible losses arising from the currently pending legal matters described above will be material to the Company’s results of operations or financial condition. However, in light of the inherent uncertainties involved in such matters, an adverse outcome in this litigation could materially and adversely affect the Company’s financial condition, results of operations or cash flows in any particular reporting period.
In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company or result in direct losses to the Company. In management’s opinion, no direct losses with respect to litigation contingencies were probable as of December 31, 2018 and December 31, 2017. Management is of the opinion that the ultimate resolution of such claims, if any, will not materially affect the Company’s business, financial position, results of operations or liquidity. Furthermore, in management’s opinion, it is not possible to estimate a range of reasonably possible losses with respect to litigation contingencies.
Income Taxes
The Company has elected to be treated for U.S. federal income tax purposes and intends to comply with the requirements to qualify annually as a RIC under subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes.
In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90.0% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4.0% on

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

undistributed income if it does not distribute at least 98.0% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.
Depending on the level of taxable income earned in an excise tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next excise tax year and pay a 4.0% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Since the Company’s IPO, the Company has not accrued or paid excise tax.
The Company elected to amend its tax year end from August 31 to December 31 and has filed a tax return for the four months ended December 31, 2017. The election to change the tax year end is not expected to have a material impact on the Company’s consolidated statements of operations, the Company’s tax status as a RIC, or the nature of distributions paid to our stockholders. The tax periods ended December 31, 2018, December 31, 2017, August 31, 2017 and August 31, 2016 remain subject to examination by U.S. federal, state, and local tax authorities. No interest expense or penalties have been assessed for the years ended December 31, 2018, 2017 and 2016. If the Company was required to recognize interest and penalties, if any, related to unrecognized tax benefits this would be recognized as income tax expense in the consolidated statements of operations.
The Company’s Taxable Subsidiaries record deferred tax assets or liabilities related to temporary book versus tax differences on the income or loss generated by the underlying equity investments held by the Taxable Subsidiaries. As of December 31, 2018 and December 31, 2017, the Company recorded a net deferred tax asset of  $0.6 million and a deferred tax liability of  $1.3 million, respectively. For the years ended December 31, 2018 and December 31, 2017, the Company recorded a deferred tax benefit (provision) of  $1.9 million and $(1.3) million, respectively. For the year ended December 31, 2016, no tax provision was recorded.
In accordance with certain applicable U.S. Treasury regulations and guidance issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive its entire distribution in either cash or stock of the RIC, subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20.0% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive the lesser of  (a) the portion of the distribution such stockholder has elected to receive in cash or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. For income tax purposes, the Company has paid distributions on its common stock from ordinary income in the amount of  $16.0 million, $6.1 million, $25.2 million, and $24.5 million during the tax periods ended December 31, 2018, December 31, 2017, August 31, 2017, and August 31, 2016, respectively.
ASC Topic 740 — Income Taxes (“ASC 740”), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statements of operations. As of December 31, 2018 and December 31, 2017, there were no uncertain tax positions.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

The Company is required to determine whether a tax position of the Company is more likely-than-not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized could result in the Company recording a tax liability that could negatively impact the Company’s net assets.
U.S. GAAP provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a move from a worldwide tax system to a territorial system, as well as other changes. The Taxable Subsidiaries’ provisional tax is based on the new lower blended federal and state corporate tax rate of 24.86%. The implementation of the Tax Act did not have a material impact on the Company’s financial position and results of operations.
Distributions
Distributions to common stockholders are recorded as payable on the declaration date. The amount to be paid out as a dividend is determined by the Board. Net capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.
The Company has adopted an “opt out” dividend reinvestment plan (“DRIP”) for the Company’s common stockholders. As a result, if the Company declares a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of the Company’s common stock unless a stockholder specifically “opts out” of our DRIP. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in the Company’s DRIP will not receive any corresponding cash distributions with which to pay any such applicable taxes.
Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk
The Investment Advisor has broad discretion in making investments for the Company. Investments will generally consist of debt and equity instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.
The value of the Company’s investments may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially.
The Investment Advisor may attempt to minimize this risk by maintaining low debt-to-liquidation values with each debt investment and the collateral underlying the debt investment.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 2. Summary of Significant Accounting Policies – (continued)

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.
Note 3. Recent Accounting Pronouncements
In August 2018, the FASB issued Accounting Standards Update 2018-13, Disclosure Framework — Changes to the Disclosure Requirement for Fair Value Measurement. The FASB issued the amendments as part of the disclosure framework project which is intended to improve the effectiveness of fair value disclosures in the notes to the financial statements by facilitating clear communication of the information required by U.S. GAAP that is most important to users of the financial statements. The standard is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2019. Management is currently evaluating the impact these changes will have on the Company’s consolidated financial statements and disclosures.
In October 2018, the SEC adopted amendments (the “Amendments”) to certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP requirements, or changes in the information environment. In part, the Amendments require an investment company to present distributable earnings in total, rather than showing the three components of distributable earnings. The compliance date for the Amendments is for all filings on or after November 5, 2018. Management has adopted the Amendments and included the required disclosures in the Company’s consolidated financial statements.
In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (ASC Topic 606) (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The new guidance significantly enhances comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The new guidance became effective for the annual reporting period beginning January 1, 2018, including interim periods within that reporting period. The Company completed its assessment in evaluating the potential impact on its consolidated financial statements and based on its assessment, determined that its financial contracts are excluded from the scope of ASU 2014-09. As a result of the scope exception for financial contracts, the Company’s management has determined that there will be no material changes to the recognition, timing, and classification of revenues and expenses; additionally, the Company’s management determined that the adoption of ASU 2014-09 does not have a significant impact on its consolidated financial statement disclosures.
Note 4. Investments and Fair Value Measurements
The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. Both directly and through the Company’s subsidiaries that are licensed by the SBA under the SBIC Act, the Company offers customized financing to business owners, management teams and financial sponsors for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. The Company invests in first lien loans,

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

second lien loans, and subordinated loans and, to a lesser extent, equity securities issued by lower middle-market companies and traditional middle-market companies. As of December 31, 2018, our portfolio consisted of investments in 44 portfolio companies with a fair value of approximately $448.9 million.
Most of the Company’s debt investments are structured as first lien loans. First lien loans may contain some minimum amount of principal amortization, excess cash flow sweep feature, prepayment penalties, or any combination of the foregoing. First lien loans are secured by a first priority lien in existing and future assets of the borrower and may take the form of term loans or delayed draw facilities. Unitranche debt, a form of first lien loan, typically involves issuing one debt security that blends the risk and return profiles of both senior secured and subordinated debt in one debt security, bifurcating the loan into a first-out tranche and last-out tranche. As of December 31, 2018, 13.7% of the fair value of our first lien loans consisted of last-out loans. As of December 31, 2017, 13.7% of the fair value of our first lien loans consisted of last-out loans. In some cases, first lien loans may be subordinated, solely with respect to the payment of cash interest, to an asset based revolving credit facility.
The Company also invests in debt instruments structured as second lien loans. Second lien loans are loans which have a second priority security interest in all or substantially all of the borrower’s assets, and which are not subject to the blockage of cash interest payments to the Company at the first lien lender’s discretion.
In addition to first and second lien loans, the Company may also invest in subordinated loans. Subordinated loans typically have a second lien on all or substantially all of the borrower’s assets, but unlike second lien loans, may be subject to the interruption of cash interest payments upon certain events of default, at the discretion of the first lien lender.
During the year ended December 31, 2018, the Company made approximately $107.8 million of investments and had approximately $123.5 million in repayments and sales, resulting in net repayments and sales of approximately $15.7 million for the year. During the year ended December 31, 2017, the Company made approximately $82.8 million of investments and had approximately $115.8 million in repayments and sales resulting in net repayments and sales of approximately $33.0 million for the year. During the year ended December 31, 2016, the Company made approximately $120.8 million of investments and had approximately $163.6 million in repayments and sales resulting in net repayments and sales of approximately $42.8 million for the year.
During the year ended December 31, 2018, the Company funded $6.5 million of previously committed capital to existing portfolio companies. During the year ended December 31, 2018, the Company funded $101.3 million of investments in portfolio companies for which it was not previously committed to fund. During the year ended December 31, 2017, the Company funded $5.9 million of previously committed capital to existing portfolio companies. During the year ended December 31, 2017, the Company funded $76.9 million of investments in portfolio companies for which it was not previously committed to fund. During the year ended December 31, 2016, the Company funded $2.8 million of previously committed capital to existing portfolio companies. During the year ended December 31, 2016, the Company funded $118.0 million of investments in portfolio companies for which it was not previously committed to fund. During the years ended December 31, 2018 and 2016, the Company did not assist any portfolio companies in obtaining indirect financing. During the year ended December 31, 2017, the Company assisted one portfolio company in obtaining indirect financing by providing a limited guarantee. During the years ended December 31, 2018, 2017, and 2016, the Company did not lead any syndicates.
On August 31, 2016, the Company sold a portion of 14 securities across 10 portfolio companies to CapitalSouth Partners Florida Sidecar Fund II, L.P. (“FSC II”), including granting an option to acquire a portion of the Company’s equity investment in Eastport Holdings, LLC (the “Written Call Option”), in

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of  $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. These assets were sold to FSC II at their June 30, 2016 fair market values, resulting in a net realized gain of  $0.1 million. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act.
The Company collected and will periodically collect principal and interest payments related to certain of the securities purchased by FSC II. Such principal and interest payments will be remitted timely to FSC II based on its proportionate share of the security. FSC II does not have any recourse to the Company related to the non-payment of principal or interest by the underlying issuers of the securities.
The Written Call Option granted FSC II the right to purchase up to 31.25% of the Company’s equity investment in Eastport Holdings, LLC. The Written Call Option had a strike price of  $1.5 million and a termination date of August 31, 2018. On August 27, 2018, FSC II exercised its option at a strike price of $1.5 million. The fair value of the Written Call Option, which has been treated as a derivative liability and recorded in the financial statement line item Written Call Option at fair value in the Company’s consolidated statements of assets and liabilities, was approximately $0.0 million and $6.8 million as of December 31, 2018 and December 31, 2017, respectively. For purposes of determining the fair value of the Written Call Option, the Company calculated the difference in the fair value of the underlying equity investment in Eastport Holdings, LLC and the strike price of the Written Call Option, or intrinsic value. The Written Call Option was classified as a Level 3 financial instrument.
The composition of our investments as of December 31, 2018, at amortized cost and fair value was as follows (dollars in thousands):
	Investments at Amortized Cost	Percentage of Total	Investments at Fair Value	Percentage of Total
First Lien Debt	$252,174	60.0%	$237,570	52.9%
Second Lien Debt	33,040	7.9	32,495	7.2
Subordinated Debt	72,562	17.3	73,113	16.3
Equity and Warrants	48,594	11.6	92,054	20.5
Capitala Senior Loan Fund II, LLC	13,600	3.2	13,695	3.1
Total	$419,970	100.0%	$448,927	100.0%
The composition of our investments as of December 31, 2017, at amortized cost and fair value was as follows (dollars in thousands):
	Investments at Amortized Cost	Percentage of Total	Investments at Fair Value	Percentage of Total
First Lien Debt	$257,147	55.3%	$243,489	48.7%
Second Lien Debt	32,465	7.0	30,794	6.1
Subordinated Debt	120,235	25.8	103,385	20.7
Equity and Warrants	55,180	11.9	122,271	24.5
Total	$465,027	100.0%	$499,939	100.0%
As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.
Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:
•
Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•
Level 2 — Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the Board that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value.
In estimating fair value of portfolio investments, the Company starts with the cost basis of the investment, which includes amortized original issue discount and PIK income, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected fair values.
The following table presents the fair value measurements of investments, by major class, as of December 31, 2018 (dollars in thousands), according to the fair value hierarchy:
	Fair Value Measurements(1)
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$237,570	$237,570
Second Lien Debt	—	—	32,495	32,495
Subordinated Debt	—	—	73,113	73,113
Equity and Warrants	—	—	92,054	92,054
Total	$—	$—	$435,232	$435,232

(1)
Excludes our $13.7 million investment in CSLF II, measured at NAV.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

The following table presents fair value measurements of investments, by major class, as of December 31, 2017 (dollars in thousands), according to the fair value hierarchy:
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$—	$243,489	$243,489
Second Lien Debt	—	—	30,794	30,794
Subordinated Debt	—	—	103,385	103,385
Equity and Warrants	—	—	122,271	122,271
Total	$—	$—	$499,939	$499,939
The following table presents fair value measurements of the Written Call Option as of December 31, 2017 (dollars in thousands), according to the fair value hierarchy:
	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Written Call Option	$—	$—	$(6,815)	$(6,815)
Total	$—	$—	$(6,815)	$(6,815)
The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2018 (dollars in thousands):
	First Lien Debt	Second Lien Debt	Subordinated Debt	Equity and Warrants	Total(1)
Balance as of January 1, 2018	$243,489	$30,794	$103,385	$122,271	$499,939
Reclassifications	16,723	—	(20,806)	4,083	—
Repayments/sales	(95,294)	—	(8,463)	(19,760)	(123,517)
Purchases	92,421	—	—	1,781	94,202
Payment in-kind interest and dividends accrued	1,712	482	1,337	817	4,348
Accretion of original issue discount	264	93	757	—	1,114
Realized gain (loss) from investments	(20,799)	—	(20,499)	6,494	(34,804)
Net unrealized appreciation (depreciation) on investments	(946)	1,126	17,402	(23,632)	(6,050)
Balance as of December 31, 2018	$237,570	$32,495	$73,113	$92,054	$435,232

(1)
Excludes our $13.7 million investment in CSLF II, measured at NAV.

The following table provides a reconciliation of the beginning and ending balances for the Written Call Option that use Level 3 inputs for the year ended December 31, 2018 (dollars in thousands):
Written Call Option
Balance as of January 1, 2018	$(6,815)
Payment from Written Call Option	20
Net unrealized appreciation on Written Call Option	6,795
Balance as of December 31, 2018	$—

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended December 31, 2017 (dollars in thousands):
	First Lien Debt	Second Lien Debt	Subordinated Debt	Equity and Warrants	Total
Balance as of January 1, 2017	$226,578	$71,483	$150,232	$93,346	$541,639
Reclassifications	(7,109)	—	(9,000)	16,109	—
Repayments/sales	(26,409)	(45,804)	(22,092)	(21,505)	(115,810)
Purchases	69,722	4,000	2,730	6,298	82,750
Payment in-kind interest and dividends accrued	4,378	846	987	932	7,143
Accretion of original issue discount	274	322	761	—	1,357
Realized gain (loss) from investments	(28,356)	(1,456)	(2,000)	7,623	(24,189)
Net unrealized appreciation (depreciation) on investments	4,411	1,403	(18,233)	19,468	7,049
Balance as of December 31, 2017	$243,489	$30,794	$103,385	$122,271	$499,939
The following table provides a reconciliation of the beginning and ending balances for the Written Call Option that use Level 3 inputs for the year ended December 31, 2017 (dollars in thousands):
Written Call Option
Balance as of January 1, 2017	$(2,736)
Net unrealized depreciation on Written Call Option	(4,079)
Balance as of December 31, 2017	$(6,815)
The net change in unrealized depreciation on investments held as of December 31, 2018 and December 31, 2017, was $(32.7) million and $(1.6) million, respectively, and is included in net unrealized depreciation on investments in the consolidated statements of operations.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of December 31, 2018 were as follows:
	Fair Value(2) (in millions)	Valuation Approach	Unobservable Input	Range (Weighted Average)
First lien debt	$195.1	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	9.2% – 16.0% (12.1%) 1.0x – 13.5x (4.3x) $1.7 million – $118.7 million ($17.6 million)
First lien debt	$42.5	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA	4.0x – 6.0x (5.3x) $0.6 million – $3.7 million ($2.3 million)
			Revenue Multiple Revenue	0.9x – 0.9x (0.9x) $13.0 million – $13.0 million ($13.0 million)
Second lien debt	$16.2	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	12.5% – 15.5% (14.6%) 4.6x – 5.0x (4.8x) $67.0 million – $79.2 million ($75.5 million)
Second lien debt	$16.3	Enterprise Value Waterfall and Asset	EBITDA Multiple Adjusted EBITDA	5.6x – 5.6x (5.6x) $9.2 million – $9.2 million ($9.2 million)
Subordinated debt	$49.3	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.5% – 20.0% (14.1%) 3.1x – 9.1x (5.7x) $1.7 million – $15.8 million ($10.5 million)
Subordinated debt	$23.8	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA	6.0x – 8.0x (7.9x) $1.7 million – $3.1 million ($3.0 million)
			Revenue Multiple Revenue	0.4x – 0.4x (0.4x) $568.2 million – $568.2 million ($568.2 million)
Equity and warrants	$92.1	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	3.3x – 14.0x (6.5x) $1.7 million – $112.3 million ($27.8 million)
			Revenue Multiple Revenue	0.4x – 0.4x (0.4x) $164.6 million – $568.2 million ($455.1 million)

(1)
$0.7 million in subordinated debt and $2.9 million in first lien debt were valued using the asset approach.

(2)
Excludes our $13.7 million investment in CSLF II, measured at NAV.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets and (liabilities) as of December 31, 2017 were as follows:
	Fair Value (in millions)	Valuation Approach	Unobservable Input	Range (Weighted Average)
First lien debt	$211.2	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	8.6% – 21.2% (13.5%) 1.7x – 7.0x (3.6x) $1.8 million – $131.2 million ($21.1 million)
First lien debt	$32.3	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA	4.0x – 7.0x (5.5x) $2.1 million – $3.1 million ($2.6 million)
Second lien debt	$30.8	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.6% – 17.6% (14.4%) 4.9x – 7.0x (6.0x) $7.3 million – $78.5 million ($41.1 million)
Subordinated debt	$64.4	Income	Required Rate of Return Leverage Ratio Adjusted EBITDA	11.5% – 19.0% (14.2%) 3.2x – 8.1x (5.6x) $3.2 million – $15.1 million ($9.7 million)
Subordinated debt	$39.0	Enterprise Value Waterfall and Asset(1)	EBITDA Multiple Adjusted EBITDA Revenue Multiple Revenue	6.0x – 7.5x (7.2x) $1.8 million – $30.1 million ($21.2 million) 0.2x – 0.2x (0.2x) $150.7 million – $150.7 million ($150.7 million)
Equity and warrants	$122.3	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	3.5x – 14.5x (7.9x) $1.8 million – $77.6 million ($24.3 million)
Written Call Option	$(6.8)	Enterprise Value Waterfall	EBITDA Multiple Adjusted EBITDA	7.25x – 7.25x (7.25x) $30.1 million – $30.1 million ($30.1 million)

(1)
$1.0 million in subordinated debt and $1.9 million in first lien debt were valued using the asset approach.

The significant unobservable inputs used in the valuation of the Company’s investments are required rate of return, adjusted EBITDA, EBITDA multiples, revenue, revenue multiples, and leverage ratios. Changes in any of these unobservable inputs could have a significant impact on the Company’s estimate of fair value. An increase (decrease) in the required rate of return or leverage will result in a lower (higher) estimate of fair value while an increase (decrease) in adjusted EBITDA, EBITDA multiples, revenue, or revenue multiples will result in a higher (lower) estimate of fair value.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

Capitala Senior Loan Fund II, LLC
On December 20, 2018, Capitala and Trinity Universal Insurance Company (“Trinity”), a subsidiary of Kemper Corporation, entered into a limited liability company agreement (the “LLC Agreement”) to co-manage Capitala Senior Loan Fund II, LLC (“CSLF II”). The purpose and design of the joint venture is to invest primarily in senior secured first-out loans. Capitala and Trinity have committed to provide $25.0 million of equity to CSLF II, with Capitala providing $20.0 million and Trinity providing $5.0 million.
Capitala and Trinity each appointed two members to CSLF II’s four-person board of directors and investment committee. All material decisions with respect to CSLF II, including those involving its investment portfolio, require approval of a member on the board of directors and investment committee of at least one member representing Capitala and Trinity, respectively.
As of December 31, 2018, $13.6 million and $3.4 million in equity capital had been contributed by Capitala and Trinity, respectively. As of December 31, 2018, the Company and Trinity had $6.4 million and $1.6 million of unfunded equity capital commitments outstanding. The Company’s equity investment in CSLF II is not redeemable.
Below is a summary of CSLF II’s portfolio at fair value as of December 31, 2018 (dollars in thousands):
December 31, 2018
First lien loans(1)	$10,000
Weighted average current interest rate on first lien loans	7.6%
Number of borrowers in CSLF II	2
Largest portfolio company investment(1)	$5,550
Total of five largest portfolio company investments(1)(2)	$10,000

(1)
Based on principal amount outstanding at year end.

(2)
Only two investments outstanding at year end.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

Below is CSLF II’s schedule of investments as of December 31, 2018:
Capitala Senior Loan Fund II, LLC
Schedule of Investments
December 31, 2018
(in thousands)
Portfolio Company	Industry	Type of Investment	Principal Amount	Cost	Fair Value
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
U.S. BioTek Laboratories, LLC	Testing Laboratories	First Lien Debt (7.8% Cash (3 month LIBOR + 5.0%, 2.0% Floor), Due 12/14/23)	$4,500	$4,500	$4,500
Freedom Electronics, LLC	Electronics	First Lien Debt (7.5% Cash (1 month LIBOR + 5.0%, 2.0% Floor), Due 12/20/23)	5,500	5,500	5,500
TOTAL INVESTMENTS IN NON-CONTROLLED, NON-AFFILIATED PORTFOLIO COMPANIES			$10,000	$10,000	$10,000

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investments and Fair Value Measurements – (continued)

Below is the financial information for CSLF II:
Capitala Senior Loan Fund II, LLC
Statement of Assets and Liabilities
(in thousands)
As of December 31, 2018
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $10,000)	$10,000
Cash and cash equivalents	7,100
Interest receivable	31
Total assets	$17,131
LIABILITIES
Accounts payable	$12
Total liabilities	$12
NET ASSETS
Partners’ capital	$17,119
Total net assets	$17,119
Capitala Senior Loan Fund II, LLC
Statement of Operations
(in thousands)
For the period from December 20, 2018 (commencement of operations) to December 31, 2018
INVESTMENT INCOME
From non-controlled, non-affiliated investments:
Interest income	$31
Fee income	100
Total investment income	$131
EXPENSES
General and administrative expenses	$12
Total expenses	$12
NET INVESTMENT INCOME	$119
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$119
Note 5. Transactions With Affiliated Companies
During the year ended December 31, 2018, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows (dollars in thousands):

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2017 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2018 Fair Value
Affiliate investments
AAE Acquisition, LLC	Second Lien Debt (6.0% Cash, Due 8/24/19)	$—	$479	$15,603	$320	$(16,165)	$—	$242	$—
AAE Acquisition, LLC	Membership Units (2.2% fully diluted)		—	—	—	(17)	—	17	—
AAE Acquisition, LLC	Warrants (37.8% fully diluted)		—	—	—	—	—	—	—
			479	15,603	320	(16,182)	—	259	—
Burgaflex Holdings, LLC	First Lien Debt (12.0% Cash, 1.0% PIK, Due 3/23/21)	14,801	1,390	—	14,801	—	—	(417)	14,384
Burgaflex Holdings, LLC	Subordinated Debt (14% Cash, Due 8/9/19)	—	116	3,000	—	(3,000)	—	—	—
Burgaflex Holdings, LLC	Subordinated Debt (12% Cash, Due 8/9/19)	—	199	5,828	—	(5,828)	—	—	—
Burgaflex Holdings, LLC	Common Stock Class A (1,253,198 shares)		—	457	—	—	—	(457)	—
Burgaflex Holdings, LLC	Common Stock Class B (900,000 shares)		—	—	300	—	—	(300)	—
			1,705	9,285	15,101	(8,828)	—	(1,174)	14,384
Chef’n Corporation	Series A Preferred Stock (1,000,000 shares)		—	—	—	(644)	644	—	—
			—	—	—	(644)	644	—	—
City Gear, LLC	Subordinated Debt (13.0% Cash, Due 10/20/19)	—	918	8,231	—	(8,231)	—	—	—
City Gear, LLC(5)	Preferred Membership Units (2.8% fully diluted, 9.0% Cash Dividend)		117	1,269	—	(1,269)	—	—	—
City Gear, LLC	Membership Unit Warrants (11.4% fully diluted)		—	8,248	—	(1,908)	1,908	(5,064)	3,184
			1,035	17,748	—	(11,408)	1,908	(5,064)	3,184

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2017 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2018 Fair Value
Eastport Holdings, LLC	Subordinated Debt (15.8% Cash (3 month LIBOR + 13.0%, 0.5% Floor), Due 4/29/20)	$16,500	$1,168	$—	$15,496	$—	$—	$1,004	$16,500
Eastport Holdings, LLC	Membership Units (22.9% ownership)		—	—	4,733	(1,470)	—	14,347	17,610
			1,168	—	20,229	(1,470)	—	15,351	34,110
GA Communications, Inc.(5)	Series A-1 Preferred Stock (1,998 shares, 8.0% PIK Dividend)		—	3,225	276	—	—	(19)	3,482
GA Communications, Inc.	Series B-1 Common Stock (200,000 shares)		—	1,932	—	—	—	(607)	1,325
			—	5,157	276	—	—	(626)	4,807
J&J Produce Holdings, Inc.	Subordinated Debt (13.0% Cash, Due 6/16/19)	6,406	805	6,170	38	—	—	2	6,210
J&J Produce Holdings, Inc.	Common Stock (8,182 shares)		—	—	—	—	—	—	—
J&J Produce Holdings, Inc.	Common Stock Warrants (6,369 shares)		—	—	—	—	—	—	—
			805	6,170	38	—	—	2	6,210
LJS Partners, LLC	Common Stock (1,587,848 shares)		—	7,650	293	—	—	(4,925)	3,018
			—	7,650	293	—	—	(4,925)	3,018
MJC Holdings, LLC	Series A Preferred Units (2,000,000 units)		—	—	—	(28)	28	—	—
			—	—	—	(28)	28	—	—
MMI Holdings, LLC	First Lien Debt (12.0% Cash, Due 1/31/20)	2,600	317	2,600	—	—	—	—	2,600
MMI Holdings, LLC	Subordinated Debt (6.0% Cash, Due 1/31/20)	400	24	400	—	—	—	—	400
MMI Holdings, LLC(5)	Preferred Units (1,000 units, 6.0% PIK Dividend)		—	1,520	92	—	—	—	1,612
MMI Holdings, LLC	Common Membership Units (45 units)		—	193	—	—	—	(8)	185
			341	4,713	92	—	—	(8)	4,797

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2017 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2018 Fair Value
MTI Holdings, LLC	Membership Units (2,000,000 units)		$—	$100	$—	$(139)	$139	$(100)	$—
			—	100	—	(139)	139	(100)	—
Sierra Hamilton Holdings Corporation	Common Stock (15,068,000 shares)		—	8,528	—	—	—	(1,674)	6,854
			—	8,528	—	—	—	(1,674)	6,854
Source Capital Penray, LLC	Membership Units (11.3% ownership)		121	101	—	—	—	(101)	—
			121	101	—	—	—	(101)	—
STX Healthcare Management Services, Inc.	Common Stock (1,200,000 shares)		—	93	—	(108)	108	(93)	—
			—	93	—	(108)	108	(93)	—
US Bath Group, LLC	First Lien Debt (11.4% Cash (1 month LIBOR + 9.0%, 1.0% Floor), Due 1/2/23)	$12,750	1,806	—	15,000	(2,250)	—	—	12,750
US Bath Group, LLC	Membership Units (500,000 units)		—	—	500	—	—	1,583	2,083
			1,806	—	15,500	(2,250)	—	1,583	14,833
U.S. Well Services, LLC	First Lien Debt (8.3% Cash (1 month LIBOR + 6.0%, 1.0% Floor), Due 2/2/22)	—	156	2,299	—	(2,299)	—	—	—
U.S. Well Services, LLC	First Lien Debt (13.3% PIK (1 month LIBOR + 11.0%, 1.0% Floor), Due 2/2/22)	—	567	9,516	409	(9,925)	—	—	—
U.S. Well Services, LLC	Class A Units (5,680,688 Units)		—	15,004	—	(6,260)	—	(8,744)	—
U.S. Well Services, LLC	Class B Units (2,076,298 Units)		—	955	—	(441)	—	(514)	—
			723	27,774	409	(18,925)	—	(9,258)	—
V12 Holdings, Inc.	Subordinated Debt	—	—	1,035	—	(232)	93	(154)	742
			—	1,035	—	(232)	93	(154)	742
Total Affiliate investments			$8,183	$103,957	$52,258	$(60,214)	$2,920	$(5,982)	$92,939

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2017 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2018 Fair Value
Control investments
AAE Acquisition, LLC	Second Lien Debt (6.0% Cash, Due 8/24/19)	$16,327	$488	$—	$16,327	$—	$—	$—	$16,327
AAE Acquisition, LLC	Membership Units (2.2% fully diluted)		—	—	17	—	—	(17)	—
AAE Acquisition, LLC	Warrants (37.8% fully diluted)		—	—	—	—	—	—	—
			488	—	16,344	—	—	(17)	16,327
CableOrganizer Acquisition, LLC	First Lien Debt (10.0% Cash, Due 5/24/19)	1,708	121	—	1,708	—	—	—	1,708
CableOrganizer Acquisition, LLC	First Lien Debt (12.0% Cash, 4.0% PIK, Due 6/30/19)	8,889	1,173	12,373	515	(2,354)	(1,646)	1	8,889
CableOrganizer Acquisition, LLC	Preferred Units (4,000,000 units)			—	2,354	—	—	(2,354)	—
CableOrganizer Acquisition, LLC	Common Stock (21.3% fully diluted)		—	118	—	—	—	(118)	—
CableOrganizer Acquisition, LLC	Common Stock Warrants (10.0% fully diluted)		—	60	—	—	—	(60)	—
			1,294	12,551	4,577	(2,354)	(1,646)	(2,531)	10,597
Capitala Senior Loan Fund II, LLC	Membership Units (80% ownership)		—	—	13,600	—	—	95	13,695
			—	—	13,600	—	—	95	13,695
Eastport Holdings, LLC	Subordinated Debt (15.8% Cash (3 month LIBOR + 13.0%, 0.5% Floor), Due 4/29/20)	—	2,144	16,500	493	(15,231)	—	(1,762)	—
Eastport Holdings, LLC	Membership Units (22.9% ownership)		—	26,449	—	(4,733)	—	(21,716)	—
			2,144	42,949	493	(19,964)	—	(23,478)	—
Kelle’s Transport Service, LLC	First Lien Debt (4.0% Cash, Due 2/15/20)	—	82	2,000	1,300	(3,300)	—	—	—
Kelle’s Transport Service, LLC	First Lien Debt (2.2% Cash, Due 2/15/20)	—	126	9,560	—	(10,000)	(3,669)	4,109	—
Kelle’s Transport Service, LLC	Membership Units (27.5% fully diluted)		—	—	—	—	—	—	—
			208	11,560	1,300	(13,300)	(3,669)	4,109	—

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2017 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2018 Fair Value
Micro Precision, LLC	Subordinated Debt (10.0% Cash, Due 1/1/19)	$1,862	$186	$1,862	$—	$—	$—	$—	$1,862
Micro Precision, LLC	Subordinated Debt (14.0% Cash, 4.0% PIK, Due 1/1/19)	4,325	601	4,154	171	—	—	—	4,325
Micro Precision, LLC	Series A Preferred Units (47 units)		—	1,629	—	—	—	1,188	2,817
			787	7,645	171	—	—	1,188	9,004
Navis Holdings, Inc.	First Lien Debt (15.0% Cash, Due 10/30/20)	7,500	1,149	6,500	1,000	—	—	—	7,500
Navis Holdings, Inc.(5)	Class A Preferred Stock (1,000 shares, 10.0% Cash Dividend)		100	1,000	—	—	—	—	1,000
Navis Holdings, Inc.	Common Stock (300,000 shares)		—	5,005	—	—	—	(657)	4,348
			1,249	12,505	1,000	—	—	(657)	12,848
On-Site Fuel Service, Inc.	First Lien Debt (18.0% Cash, Due 12/19/18)	—	30	—	11,020	—	(11,020)	—	—
On-Site Fuel Service, Inc.	Subordinated Debt (18.0% Cash, Due 12/19/18)	—	—	11,588	—	(11,020)	—	(568)	—
On-Site Fuel Service, Inc.	Series A Preferred Stock (32,782 shares)		—	—	—	—	(3,278)	3,278	—
On-Site Fuel Service, Inc.	Series B Preferred Stock (23,648 shares)		—	—	—	—	(2,364)	2,364	—
On-Site Fuel Service, Inc.	Common Stock (33,058 shares)		—	—	—	—	(33)	33	—
			30	11,588	11,020	(11,020)	(16,695)	5,107	—
Portrait Studio, LLC	First Lien Debt (9.0% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 2.0% Ceiling), Due 12/31/22)	—	167	1,860	2,400	(4,260)	—	—	—
Portrait Studio, LLC	First Lien Debt (9.4% Cash (1 month LIBOR + 7.0%, 1.0% Floor, 5.0% Ceiling), Due 12/31/22)	4,500	435	4,500	—	—	—	—	4,500

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2017 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2018 Fair Value
Portrait Studio, LLC	Preferred Units (4,350,000 Units)		$—	$2,450	$—	$—	$—	$(276)	$2,174
Portrait Studio, LLC	Membership Units (150,000 Units)		—	—	—	—	—	—	—
			602	8,810	2,400	(4,260)	—	(276)	6,674
Total Control investments			$6,802	$107,608	$50,905	$(50,898)	$(22,010)	$(16,460)	$69,145

(1)
Represents the total amount of interest, original issue discount, fees or dividends credited to income for the portion of the year an investment was included in Affiliate or Control categories, respectively.

(2)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments, accrued PIK and accretion of OID. Gross additions also include transfers into Affiliate or Control classification.

(3)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales. Gross reductions also includes transfers out of Affiliate or Control classification.

(4)
All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.

(5)
The equity investment is income producing, based on rate disclosed.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

During the year ended December 31, 2017, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows (dollars in thousands):
Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2016 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2017 Fair Value
Affiliate investments
AAE Acquisition, LLC	Second Lien Debt (8.0% Cash, 4.0% PIK, Due 8/24/19)	$15,846	$757	$—	$15,846	$—	$—	$(243)	$15,603
AAE Acquisition, LLC	Membership Units (2.2% fully diluted)		—	—	16	—	—	(16)	—
AAE Acquisition, LLC	Warrants (37.8% fully diluted)		—	—	—	—	—	—	—
			757	—	15,862	—	—	(259)	15,603
Burgaflex Holdings, LLC	Subordinated Debt (14.0% Cash, Due 8/9/19)	3,000	515	3,000	—	—	—	—	3,000
Burgaflex Holdings, LLC	Subordinated Debt (12.0% Cash, Due 8/9/19)	5,828	886	5,828	—	—	—	—	5,828
Burgaflex Holdings, LLC	Common Stock (1,253,198 shares)		—	1,248	—	—	—	(791)	457
			1,401	10,076	—	—	—	(791)	9,285
City Gear, LLC	Subordinated Debt (13.0% Cash, Due 10/20/19)	8,231	1,085	8,231	—	—	—	—	8,231
City Gear, LLC(5)	Preferred Membership Units (2.8% fully diluted, 9.0% Cash Dividend)		115	1,269	—	—	—	—	1,269
City Gear, LLC	Membership Unit Warrants (11.4% fully diluted)		—	9,736	—	—	—	(1,488)	8,248
			1,200	19,236	—	—	—	(1,488)	17,748
GA Communications, Inc.(5)	Series A-1 Preferred Stock (1,998 shares, 8.0% PIK Dividend)		—	2,864	255	—	—	106	3,225
GA Communications, Inc.	Series B-1 Common Stock (200,000 shares)		—	1,046	—	—	—	886	1,932
			—	3,910	255	—	—	992	5,157

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2016 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2017 Fair Value
J&J Produce Holdings, Inc.	Subordinated Debt (6.0% Cash, 7.0% PIK, Due 6/16/19)	$6,368	$632	$6,182	$186	$—	$—	$(198)	$6,170
J&J Produce Holdings, Inc.	Common Stock (8,182 shares)		—	—	—	—	—	—	—
J&J Produce Holdings, Inc.	Common Stock Warrants (6,369 shares)		—	—	—	—	—	—	—
			632	6,182	186	—	—	(198)	6,170
LJS Partners, LLC	Common Stock (1,500,000 shares)		—	8,497	—	(630)	—	(217)	7,650
			—	8,497	—	(630)	—	(217)	7,650
MJC Holdings, LLC	Series A Preferred Units (2,000,000 units)		—	5,011	—	(5,473)	4,473	(4,011)	—
			—	5,011	—	(5,473)	4,473	(4,011)	—
MMI Holdings, LLC	First Lien Debt (12.0% Cash, Due 1/31/19)	2,600	317	2,600	—	—	—	—	2,600
MMI Holdings, LLC	Subordinated Debt (6.0% Cash, Due 1/31/19)	400	24	400	—	—	—	—	400
MMI Holdings, LLC(5)	Preferred Units (1,000 units, 6.0% PIK Dividend)		—	1,433	85	—	—	2	1,520
MMI Holdings, LLC	Common Membership Units (45 units)		—	228	—	—	—	(35)	193
			341	4,661	85	—	—	(33)	4,713
MTI Holdings, LLC	Membership Units (2,000,000 units)		—	537	—	(437)	437	(437)	100
			—	537	—	(437)	437	(437)	100
Sierra Hamilton Holdings Corporation	Common Stock (15,068,000 shares)		—	—	6,958	—	—	1,570	8,528
			—	—	6,958	—	—	1,570	8,528
Source Capital Penray, LLC	Subordinated Debt (13.0% Cash, Due 4/8/19)	—	78	1,425	—	(1,425)	—	—	—
Source Capital Penray, LLC	Membership Units (11.3% ownership)		526	805	—	(750)	—	46	101
			604	2,230	—	(2,175)	—	46	101

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount		Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2016 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2017 Fair Value
STX Healthcare Management Services, Inc.	Common Stock (1,200,000 shares)	$		—	$109	$—	$(16)	$16	$(16)	$93
				—	109	—	(16)	16	(16)	93
U.S. Well Services, LLC	First Lien Debt (7.4% Cash (1 month LIBOR + 6.0%, 1.0% Floor), Due 2/2/22)		2,299	132	—	2,299	—	—	—	2,299
U.S. Well Services, LLC	First Lien Debt (12.4% PIK (1 month LIBOR + 11.0%, 1.0% Floor), Due 2/2/22)		9,516	83	—	9,516	—	—	—	9,516
U.S. Well Services, LLC	Class A Units (5,680,688 Units)			—	—	6,260	—	—	8,744	15,004
U.S. Well Services, LLC	Class B Units (2,076,298 Units)			—	—	441	—	—	514	955
				215	—	18,516	—	—	9,258	27,774
V12 Holdings, Inc.	Subordinated Debt		—	—	1,015	—	—	—	20	1,035
				—	1,015	—	—	—	20	1,035
Total Affiliate investments				$5,150	$61,464	$41,862	$(8,731)	$4,926	$4,436	$103,957
Control investments
CableOrganizer Acquisition, LLC	First Lien Debt (12.0% Cash, 4.0% PIK, Due 5/24/18)		$12,373	$1,473	$11,882	$491	$—	$—	$—	$12,373
CableOrganizer Acquisition, LLC	Common Stock (21.3% fully diluted)			—	200	—	—	—	(82)	118
CableOrganizer Acquisition, LLC	Common Stock Warrants (10.0% fully diluted)			—	101	—	—	—	(41)	60
				1,473	12,183	491	—	—	(123)	12,551
Capitala Senior Liquid Loan Fund I, LLC	Common Stock (80.0% Ownership)			5	—	—	—	—	—	—
				5	—	—	—	—	—	—
Eastport Holdings, LLC	Subordinated Debt (14.5% Cash (3 month LIBOR + 13.0%, 0.5% Floor), Due 4/29/20)		16,500	3,138	16,500	757	—	—	(757)	16,500

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount		Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2016 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2017 Fair Value
Eastport Holdings, LLC	Membership Units (33.3% ownership)	$		$—	$13,395	$—	$—	$—	$13,054	$26,449
				3,138	29,895	757	—	—	12,297	42,949
Kelle’s Transport Service, LLC	First Lien Debt (4.0% Cash, Due 2/15/20)		2,000	22	—	2,000	—	—	—	2,000
Kelle’s Transport Service, LLC	First Lien Debt (1.5% Cash, Due 2/15/20)		13,674	77	—	13,669	—	—	(4,109)	9,560
Kelle’s Transport Service, LLC	Membership Units (27.5% fully diluted)			—	—	—	—	—	—	—
				99	—	15,669	—	—	(4,109)	11,560
Micro Precision, LLC	Subordinated Debt (10.0% Cash, Due 9/15/18)		1,862	186	1,862	—	—	—	—	1,862
Micro Precision, LLC	Subordinated Debt (14.0% Cash, 4.0% PIK, Due 9/15/18)		4,154	577	3,989	165	—	—	—	4,154
Micro Precision, LLC	Series A Preferred Units (47 units)			—	2,523	—	—	—	(894)	1,629
				763	8,374	165	—	—	(894)	7,645
Navis Holdings, Inc.	First Lien Debt (15.0% Cash, Due 10/30/20)		6,500	989	6,500	—	—	—	—	6,500
Navis Holdings, Inc.(5)	Class A Preferred Stock (1,000 shares, 10.0% Cash Dividend)			100	1,000	—	—	—	—	1,000
Navis Holdings, Inc.	Common Stock (300,000 shares)			250	5,634	—	—	—	(629)	5,005
				1,339	13,134	—	—	—	(629)	12,505
On-Site Fuel Service, Inc.	Subordinated Debt (18.0% Cash, Due 12/19/18)(6)		14,072	—	10,303	1,182	—	—	103	11,588
On-Site Fuel Service, Inc.	Series A Preferred Stock (32,782 shares)			—	—	—	—	—	—	—
On-Site Fuel Service, Inc.	Series B Preferred Stock (23,648 shares)			—	—	—	—	—	—	—
On-Site Fuel Service, Inc.	Common Stock (33,058 shares)			—	—	—	—	—	—	—
				—	10,303	1,182	—	—	103	11,588

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 5. Transactions With Affiliated Companies – (continued)

Company(4)	Type of Investment	Principal Amount	Amount of Interest, Fees or Dividends Credited to Income(1)	December 31, 2016 Fair Value	Gross Additions(2)	Gross Reductions(3)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	December 31, 2017 Fair Value
Portrait Studio, LLC	First Lien Debt (8.6% Cash (1 month LIBOR + 7.0%, 2.0% Ceiling), Due 12/31/22)	$1,860	$—	$—	$1,860	$—	$—	$—	$1,860
Portrait Studio, LLC	First Lien Debt (8.6% Cash (1 month LIBOR + 7.0%, 5.0% Ceiling), Due 12/31/22)	4,500	—	—	4,500	—	—	—	4,500
Portrait Studio, LLC	Preferred Units (4,350,000 Units)		—	—	2,450	—	—	—	2,450
Portrait Studio, LLC	Membership Units (150,000 Units)		—	—	—	—	—	—	—
			—	—	8,810	—	—	—	8,810
Print Direction, Inc.	First Lien Debt (10.0% Cash 2.0% PIK, due 2/24/19)	—	434	12,761	2,087	—	(19,403)	4,555	—
Print Direction, Inc.	Common Stock (18,543 shares)		—	—	40	—	(3,030)	2,990	—
Print Direction, Inc.	Common Stock Warrants (820 shares)		—	—	—	—	—	—	—
			434	12,761	2,127	—	(22,433)	7,545	—
Total Control investments			$7,251	$86,650	$29,201	$—	$(22,433)	$14,190	$107,608

(1)
Represents the total amount of interest, original issue discount, fees or dividends credited to income for the portion of the year an investment was included in Affiliate or Control categories, respectively.

(2)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK and OID. Gross additions also include transfers into an Affiliate or Control classification.

(3)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments and sales. Gross reductions also includes transfers out of Affiliate or Control classification.

(4)
All debt investments are income producing. Equity and warrant investments are non-income producing, unless otherwise noted.

(5)
The equity investment is income producing, based on rate disclosed.

(6)
Non-accrual investment.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 6. Agreements
On September 24, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with our Investment Advisor, which was initially approved by the Board on June 10, 2013. Unless earlier terminated in accordance with its terms, the Investment Advisory Agreement will remain in effect if approved annually by the Board or by a majority of our outstanding voting securities, including, in either case, by a majority of our non-interested directors. The Investment Advisory Agreement was most recently re-approved by the Board, including a majority of our non-interested directors, at an in-person meeting on July 26, 2018. Subject to the overall supervision of the Board, the Investment Advisor manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of the Investment Advisory Agreement, the Investment Advisor:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•
closes and monitors the investments we make; and

•
provides us with other investment advisory, research and related services as we may from time to time require.

The Investment Advisor’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Advisor and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Investment Advisor’s services under the Investment Advisory Agreement or otherwise as Investment Advisor for the Company.
Pursuant to the Investment Advisory Agreement, the Company has agreed to pay the Investment Advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.75% of the gross assets, which are the total assets reflected on the consolidated statements of assets and liabilities and includes any borrowings for investment purposes. Although the Company does not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will not necessarily equal their notional value, will be included in the calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.
The incentive fee consists of the following two parts:
The first part of the incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 6. Agreements – (continued)

the base management fee, expenses payable under the Administration Agreement to our Administrator, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.0% per quarter (8.0% annualized). The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 1.75% base management fee. The Company pays the Investment Advisor an incentive fee with respect to the pre-incentive fee net investment income in each calendar quarter as follows:
•
no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle of 2.0%;

•
100% of the pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.5% in any calendar quarter (10.0% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.5%) as the “catch-up.” The “catch-up” is meant to provide the Investment Advisor with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•
20% of the amount of the pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to the Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Advisor).

The Investment Advisor has voluntarily agreed to waive all or such portion of the quarterly incentive fees earned by the Investment Advisor that would otherwise cause the Company’s quarterly net investment income to be less than the distribution payments declared by the Board. Quarterly incentive fees are earned by the Investment Advisor pursuant to the Investment Advisory Agreement. Incentive fees subject to the waiver cannot exceed the amount of incentive fees earned during the period, as calculated on a quarterly basis. The Investment Advisor will not be entitled to recoup any amount of incentive fees that it waives. The waiver was effective in the fourth quarter of 2015 and will continue unless otherwise publicly disclosed by the Company.
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.
The Company will defer cash payment of the portion of any incentive fee otherwise earned by the Investment Advisor that would, when taken together with all other incentive fees paid to the Investment Advisor during the most recent 12 full calendar month period ending on or prior to the date such payment is to be made, exceed 20% of the sum of  (a) the pre-incentive fee net investment income during such period, (b) the net unrealized appreciation or depreciation during such period and (c) the net realized capital gains

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 6. Agreements – (continued)

or losses during such period. Any deferred incentive fees will be carried over for payment in subsequent calculation periods to the extent such payment is payable under the Investment Advisory Agreement. As of December 31, 2018 and December 31, 2017, the Company had incentive fees payable to the Investment Advisor of  $2.5 million and $2.2 million, respectively.
For the years ended December 31, 2018, 2017 and 2016, the Company incurred $9.0 million, $9.8 million and $10.6 million in base management fees, respectively. The Company incurred $0.2 million, $1.3 million and $6.8 million in incentive fees related to pre-incentive fee net investment income for the years ended December 31, 2018, 2017 and 2016, respectively. For the years ended December 31, 2018, 2017 and 2016, our Investment Advisor waived incentive fees of  $0.0 million, $1.0 million and $1.7 million, respectively.
On September 24, 2013, the Company entered into the Administration Agreement, pursuant to which the Administrator has agreed to furnish the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. The Administrator also performs, or oversees the performance of the required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain and preparing reports to our stockholders. In addition, the Administrator assists in determining and publishing the net asset value, oversees the preparation and filing of the tax returns and the printing and dissemination of reports to the stockholders, and generally oversees the payment of the expenses and the performance of administrative and professional services rendered to the Company by others.
Payments under the Administration Agreement are equal to an amount based upon the allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the allocable portion of the compensation of the chief financial officer and the chief compliance officer, and their respective administrative support staff. Under the Administration Agreement, the Administrator will also provide, on the Company’s behalf, managerial assistance to those portfolio companies that request such assistance. Unless terminated earlier in accordance with its terms, the Administration Agreement will remain in effect if approved annually by the Board. The Board most recently approved the renewal of the Administration Agreement on July 26, 2018. To the extent that the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis without any incremental profit to our Administrator. Stockholder approval is not required to amend the Administration Agreement.
For the years ended December 31, 2018, 2017, and 2016, the Company paid the Administrator $1.4 million, $1.1 million and $1.1 million, respectively, for the Company’s allocable portion of the Administrator’s overhead.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as Administrator for the Company.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 7. Related Party Transactions
At December 31, 2018 and December 31, 2017, the Company had the following receivables from (payables to) related parties relating to certain management fees, incentive fees, reimbursable expenses, and other payments owed to related parties (dollars in thousands):
	December 31, 2018	December 31, 2017
CapitalSouth Corporation	$—	$74
CapitalSouth Partners Florida Sidecar Fund II, L.P.	—	21
Capitala Investment Advisors, LLC	(2,487)	(2,172)
Total	$(2,487)	$(2,077)
These amounts are reflected in the accompanying consolidated statements of assets and liabilities under the captions, “Due from related parties” and “Management and incentive fees payable.”
On August 31, 2016, the Company sold assets to FSC II in exchange for 100% of the partnership interests in FSC II. Concurrent with the sale of these assets to FSC II, the Company received cash consideration of  $47.6 million from an affiliated third-party purchaser in exchange for 100% of the partnership interests of FSC II. The Company’s Board pre-approved this transaction pursuant to Section 57(f) of the 1940 Act. The Administrator also serves as the administrator to FSC II. See Note 4 for a further description of this transaction.
The Company may invest in the same unitranche facility as CSLF II whereby CSLF II provides the first-out portion of the unitranche facility and the Company and other lenders provide the last-out portion of the unitranche facility. Under a guarantee agreement, the Company may be required to purchase its pro-rata portion of first-out loans from CSLF II upon certain triggering events, including acceleration upon payment default of the underlying borrower. As of December 31, 2018, the Company has evaluated the fair value of the guarantee under the guidance of ASC Topic 460 — Guarantees and determined that the fair value of the guarantee is immaterial as the risk of payment default for first-out loans in CSLF II is considered remote. The maximum exposure to credit risk as of December 31, 2018 is $4.3 million and extends to the stated maturity of the underlying loans in CSLF II.
Note 8. Borrowings
SBA Debentures
The Company, through its two wholly owned subsidiaries, uses debenture leverage provided through the SBA to fund a portion of its investment portfolio. As of December 31, 2018 and December 31, 2017, the Company had $165.7 million and $170.7 million, respectively, of SBA-guaranteed debentures outstanding. The Company has issued all SBA-guaranteed debentures that were permitted under each of the Legacy Funds’ respective SBIC licenses (as applicable), and there are no unused SBA debenture commitments remaining. SBA-guaranteed debentures are secured by a lien on all assets of Fund II and Fund III. As of December 31, 2018 and December 31, 2017, Fund II and Fund III had total assets of approximately $332.7 million and $341.5 million, respectively. On June 10, 2014, the Company received an exemptive order from the SEC exempting the Company, Fund II, and Fund III from certain provisions of the 1940 Act (including an exemptive order granting relief from the asset coverage requirements for certain indebtedness issued by Fund II and Fund III as SBICs) and from certain reporting requirements mandated by the Securities Exchange Act of 1934, as amended, with respect to Fund II and Fund III. The Company intends to comply with the conditions of the order.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 8. Borrowings – (continued)

The following table summarizes the interest expense and annual charges, deferred financing costs, average balance outstanding, and average stated interest and annual charge rate on the SBA-guaranteed debentures for the years ended December 31, 2018, 2017 and 2016 (dollars in thousands):
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest expense and annual charges	$6,244	$6,336	$6,873
Deferred financing costs	612	611	627
Total interest and financing expenses	$6,856	$6,947	$7,500
Average outstanding balance	$169,028	$170,700	$178,695
Average stated interest and annual charge rate	3.69%	3.71%	3.83%
As of December 31, 2018 and December 31, 2017, the Company’s issued and outstanding SBA-guaranteed debentures mature as follows (dollars in thousands):
Fixed Maturity Date	Interest Rate	SBA Annual Charge	December 31, 2018	December 31, 2017
March 1, 2019	4.620%	0.941%	$—	$5,000
September 1, 2020	3.215%	0.285%	19,000	19,000
March 1, 2021	4.084%	0.515%	15,700	15,700
March 1, 2021	4.084%	0.285%	46,000	46,000
March 1, 2022	2.766%	0.285%	10,000	10,000
March 1, 2022	2.766%	0.515%	50,000	50,000
March 1, 2023	2.351%	0.515%	25,000	25,000
			$165,700	$170,700
2021 Notes
On June 16, 2014, the Company issued $113.4 million in aggregate principal amount of 7.125% fixed-rate notes due 2021 (the “2021 Notes”). On May 26, 2017, the Company caused notices to be issued to the holders of its 2021 Notes regarding the Company’s exercise of its option to redeem all of the issued and outstanding 2021 Notes. The Company redeemed all $113.4 million in aggregate principal amount of the 2021 Notes on June 25, 2017. The Notes were redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from June 16, 2017, through, but excluding, June 25, 2017. As a result of the redemption, the Company recognized a loss on the extinguishment of debt of $2.7 million for the year ended December 31, 2017, due to the amortization of the deferred financing costs remaining on the 2021 Notes.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 8. Borrowings – (continued)

The following table summarizes the interest expense, deferred financing costs, average outstanding balance and average stated interest rate on the 2021 Notes for the years ended December 31, 2018, 2017, and 2016 (dollars in thousands):
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest expense	$—	$3,908	$8,082
Deferred financing costs	—	293	557
Total interest and financing expenses	$—	$4,201	$8,639
Average outstanding balance	$—	$53,766	$113,438
Average stated interest rate	—%	7.13%	7.13%
2022 Notes
On May 16, 2017, the Company issued $70.0 million in aggregate principal amount of 6.0% fixed-rate notes due May 31, 2022 (the “2022 Notes”). On May 25, 2017, the Company issued an additional $5.0 million in aggregate principal amount of the 2022 Notes pursuant to a partial exercise of the underwriters’ overallotment option. The 2022 Notes will mature on May 31, 2022 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after May 31, 2019 at a redemption price equal to 100% of the outstanding principal, plus accrued and unpaid interest. Interest was payable quarterly beginning August 31, 2017.
The following table summarizes the interest expense, deferred financing costs, average outstanding balance, and average stated interest rate on the 2022 Notes for the years ended December 31, 2018, 2017, and 2016 (dollars in thousands):
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest expense	$4,500	$2,812	$—
Deferred financing costs	509	303	—
Total interest and financing expenses	$5,009	$3,115	$—
Average outstanding balance	$75,000	$47,137	$—
Average stated interest rate	6.0%	6.0%	—
2022 Convertible Notes
On May 26, 2017, the Company issued $50.0 million in aggregate principal amount of 5.75% fixed-rate convertible notes due May 31, 2022 (the “2022 Convertible Notes”). On June 26, 2017, the Company issued an additional $2.1 million in aggregate principal amount of the 2022 Convertible Notes pursuant to a partial exercise of the underwriters’ overallotment option. Interest was payable quarterly beginning August 31, 2017.
The 2022 Convertible Notes are convertible, at the holder’s option, into shares of the Company’s common stock at any time on or prior to the close of business on the business day immediately preceding the maturity date. The conversion rate for the 2022 Convertible Notes is initially 1.5913 shares per $25.00 principal amount of 2022 Convertible Notes (equivalent to an initial conversion price of approximately $15.71 per share of common stock). The initial conversion premium is approximately 14.0%. Upon

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 8. Borrowings – (continued)

conversion, the Company will deliver shares of its common stock (and cash in lieu of fractional shares). The conversion rate is subject to adjustment if certain events occur as outlined in the supplemental indenture relating to the 2022 Convertible Notes. The Company has determined that the embedded conversion option in the 2022 Convertible Notes is not required to be separately accounted for as a derivative under U.S. GAAP.
In addition, pursuant to a “fundamental change”, as defined in the supplemental indenture relating to the 2022 Convertible Notes, holders of the 2022 Convertible Notes may require the Company to repurchase for cash all or part of their 2022 Convertible Notes at a repurchase price equal to 100.0% of the principal amount of the 2022 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the repurchase date. The 2022 Convertible Notes are not redeemable prior to maturity and no “sinking fund” is provided for the 2022 Convertible Notes.
The following table summarizes the interest expense, deferred financing costs, average outstanding balance, and average stated interest rate on the 2022 Convertible Notes for the years ended December 31, 2018, 2017, and 2016 (dollars in thousands):
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest expense	$2,995	$1,789	$—
Deferred financing costs	324	180	—
Total interest and financing expenses	$3,319	$1,969	$—
Average outstanding balance	$52,088	$31,218	$—
Average stated interest rate	5.75%	5.75%	—
Credit Facility
On October 17, 2014, the Company entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital, LLC, as administrative agent, arranger, and bookrunner, and the lenders party thereto. The Credit Facility was amended on May 22, 2015, June 16, 2017, and July 19, 2018 (the “Amendments”). The Amendments were affected, among other things, in order to increase the total borrowings allowed under the Credit Facility, allow for stock repurchases, extend the maturity date, and to reduce the minimum required interest coverage ratio. The Credit Facility currently provides for borrowings up to $114.5 million and may be increased up to $200.0 million pursuant to its “accordion” feature. The Credit Facility matures on June 16, 2021.
Borrowings under the Credit Facility bear interest, at the Company’s election, at a rate per annum equal to (i) the one, two, three or six month LIBOR, as applicable, plus 3.00% or (ii) 2.00% plus the highest of  (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company’s ability to elect LIBOR indices with various tenors (e.g., one, two, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based, provides the company with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which the Company has elected the one month LIBOR rate will reset on the one month anniversary of the period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, the Company intends to elect what it believes to be an appropriate LIBOR rate taking into account the Company’s needs at the time as well as the Company’s view of future interest rate movements. The Credit Facility provides for the ability to step-down the pricing of the Credit

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 8. Borrowings – (continued)

Facility from LIBOR plus 3.00% to LIBOR plus 2.75% when certain conditions are met. The Company will also pay an unused commitment fee at a rate of 2.50% per annum on the amount (if positive) by which 40% of the aggregate commitments under the Credit Facility exceeds the outstanding amount of loans under the Credit Facility and 0.50% per annum on any remaining unused portion of the Credit Facility.
The following table summarizes the interest expense, deferred financing costs, unused commitment fees, average outstanding balance, and average stated interest rate on the Credit Facility for the years ended December 31, 2018, 2017, and 2016 (dollars in thousands):
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Interest expense	$305	$908	$2,303
Deferred financing costs	441	713	965
Unused commitment fees	1,353	972	304
Total interest and financing expenses	$2,099	$2,593	$3,572
Average outstanding balance	$6,304	$22,493	$64,625
Average stated interest rate	4.89%	4.08%	3.51%
As of December 31, 2018 and December 31, 2017, the Company had $10.0 million and $9.0 million, respectively, outstanding under the Credit Facility. The Credit Facility is secured by investments and cash held by the Company, exclusive of assets held at our two SBIC subsidiaries. Assets pledged to secure the Credit Facility had a carrying value of  $158.9 million and $192.4 million, respectively, at December 31, 2018 and December 31, 2017. As part of the terms of the Credit Facility, the Company may not make cash distributions with respect to any taxable year that exceed 110% (125% if the Company is not in default and our covered debt does not exceed 85% of the borrowing base) of the amounts required to be distributed to maintain eligibility as a RIC and to reduce our tax liability to zero for taxes imposed on our investment company taxable income and net capital gains.
Financial Instruments Disclosed, But Not Carried, At Fair Value
The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2018, and the level of each financial liability within the fair value hierarchy (dollars in thousands):
	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$165,700	$165,436	$—	$—	$165,436
2022 Notes	75,000	74,700	74,700	—	—
2022 Convertible Notes	52,088	49,546	49,546	—	—
Credit Facility	10,000	10,030	—	—	10,030
Total	$302,788	$299,712	$124,246	$—	$175,466

(1)
Carrying value equals the gross principal outstanding at period end.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 8. Borrowings – (continued)

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2017, and the level of each financial liability within the fair value hierarchy (dollars in thousands):
	Carrying Value(1)	Fair Value	Level 1	Level 2	Level 3
SBA debentures	$170,700	$173,373	$—	$—	$173,373
2022 Notes	75,000	75,600	75,600	—	—
2022 Convertible Notes	52,088	51,775	51,775	—	—
Credit Facility	9,000	9,038	—	—	9,038
Total	$306,788	$309,786	$127,375	$—	$182,411

(1)
Carrying value equals the gross principal outstanding at period end.

The estimated fair value of the Company’s SBA debentures was based on future contractual cash payments discounted at market interest rates to borrow from the SBA as of the measurement date.
The estimated fair value of the 2022 Notes and 2022 Convertible Notes was based on their respective closing prices as of the measurement date as they are traded on the NASDAQ Global Select Market under the ticker “CPTAL” (2022 Notes) and on the NASDAQ Capital Market under the ticker “CPTAG” (2022 Convertible Notes).
The estimated fair value of the Credit Facility was based on future contractual cash payments discounted at estimated market interest rates for similar debt.
Note 9. Income Taxes
The Company has elected to be treated as a RIC under subchapter M of the Code. As a RIC, the Company is not taxed on any investment company taxable income or capital gains which it distributes to stockholders. The Company intends to make the requisite distributions to its stockholders which will relieve the Company from U.S. federal income taxes. The Company elected to amend its tax year end from August 31 to December 31 and has filed a tax return for the four months ended December 31, 2017. The election to change the tax year end is not expected to have a material impact on the Company’s consolidated statements of operations, the Company’s tax status as a RIC, or the nature of distributions paid to our stockholders.
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts in accordance with U.S. GAAP and those differences could be material.
Permanent differences between taxable income and net investment income for financial reporting purposes are reclassified among the capital accounts in the financial statements to reflect their tax character. During the periods ended December 31, 2018, December 31, 2017, August 31, 2017 and August 31, 2016, the Company reclassified for book purposes amounts arising from permanent differences in the book and tax basis of partnership investments sold, sales relating to defaulted bond accruals, and book and tax character of distributions paid. Such reclassifications are reported in “Tax reclassifications of stockholders’ equity in accordance with generally accepted accounting principles” in the statements of changes in net assets for the years ended December 31, 2018, 2017 and 2016, respectively.
The following permanent differences due to adjustments for the realized gains (losses) upon disposition of partnership interests and for the transfer of distributions between accumulated capital gains and accumulated net investment income were reclassified for tax purposes for the tax periods ended December 31, 2018, December 31, 2017, August 31, 2017 and August 31, 2016 (dollars in thousands):

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 9. Income Taxes – (continued)

	Tax year ended December 31, 2018	Tax period ended December 31, 2017	Tax year ended August 31, 2017	Tax year ended August 31, 2016
Increase (decrease) in accumulated net investment income	$38	$—	$(67)	$13,838
Increase (decrease) in accumulated net realized gains on investments	—	—	88	(13,816)
Decrease in capital in excess of par value	(38)	—	(21)	(22)
For the tax periods ended December 31, 2018, December 31, 2017, August 31, 2017 and August 31, 2016, the tax basis components of distributable earnings were as follows (dollars in thousands):
	Tax year ended December 31, 2018	Tax period ended December 31, 2017	Tax year ended August 31, 2017	Tax year ended August 31, 2016
Undistributed ordinary income	$1,016	$9,851	$8,999	$5,646
Accumulated capital losses	(79,063)	(44,078)	(43,618)	(44,296)
Unrealized appreciation	6,519	34,065	25,994	47,837
Other temporary differences	(610)	(9,426)	(8,276)	(2,570)
Total	$(72,138)	$(9,588)	$(16,901)	$6,617
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred after September 30, 2011 will not be subject to expiration. As of December 31, 2018, the Company has a short-term capital loss carry forward of $4.2 million and a long-term capital loss carry forward of  $74.8 million.
Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.
The following table reconciles net increase (decrease) in net assets resulting from operations to taxable income for the tax periods ended December 31, 2018, December 31, 2017, August 31, 2017 and August 31, 2016 (dollars in thousands):
	Tax year ended December 31, 2018	Tax period ended December 31, 2017	Tax year ended August 31, 2017	Tax year ended August 31, 2016
Net increase (decrease) in net assets resulting from operations	$(16,026)	$(17,150)	$1,647	$10,291
Net change in unrealized (appreciation) depreciation on investments	(840)	(1,698)	18,518	(20,809)
Capital loss carryforward (utilization)	34,985	460	(679)	44,296
Tax provision (benefit)	(1,916)	1,289	—	—
Other deductions for book in excess of deductions for tax	(9,051)	24,981	9,053	(3,654)
Total taxable income	$7,152	$7,882	$28,539	$30,124

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 9. Income Taxes – (continued)

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the tax periods ended December 31, 2018, December 31, 2017, August 31, 2017, and August 31, 2016 (dollars in thousands):
	Tax year ended December 31, 2018	Tax period ended December 31, 2017	Tax Year ended August 31, 2017	Tax year ended August 31, 2016
Ordinary income	$15,986	$6,052	$25,187	$24,478
Long-term capital gains	—	—	—	8,378
Return of capital	—	—	—	—
Total	$15,986	$6,052	$25,187	$32,856
For U.S. federal income tax purposes, as of December 31, 2018, the aggregate net unrealized appreciation for all securities was $6.5 million. As of December 31, 2018, gross unrealized appreciation was $31.9 million and gross unrealized depreciation was $25.4 million. The aggregate cost of securities for U.S. federal income tax purposes was $442.4 million. For U.S. federal income tax purposes, as of December 31, 2017, the aggregate net unrealized appreciation for all securities was $34.1 million. As of December 31, 2017, gross unrealized appreciation was $79.7 million and gross unrealized depreciation was $45.6 million. The aggregate cost of securities for U.S. federal income tax purposes was $465.9 million as of December 31, 2017.
The Company has formed and expects to continue to form certain Taxable Subsidiaries, which are taxed as corporations for income tax purposes. These Taxable Subsidiaries allow the Company to make equity investments in companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code. The Taxable Subsidiaries are wholly owned consolidated subsidiaries of the Company.
The Company acquired the non-controlling interest in Print Direction, Inc. on December 1, 2017 and converted the entity to CPTA Master Blocker, Inc. (Georgia), retaining its net operating losses in the transaction pursuant to Section 351 of the Code. As of December 31, 2018, the Taxable Subsidiaries had net operating losses for U.S. federal income tax purposes of approximately $11.9 million. If not utilized, $6.0 million of these net operating losses will expire in the year ended December 31, 2037, $2.4 million of these net operating losses will expire in the year ended December 31, 2036, and $3.5 million of these net operating losses have no expiration.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a move from a worldwide tax system to a territorial system, as well as other changes. The Taxable Subsidiaries’ provisional tax is based on the new lower blended federal and state corporate tax rate of 24.86%. The implementation of the Tax Act did not have a material impact on the Company’s financial position and results of operations.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 9. Income Taxes – (continued)

Deferred U.S. federal income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and U.S. federal income tax purposes. Components of deferred tax assets (liabilities) as of December 31, 2018 and 2017 are as follows (dollars in thousands):
	December 31, 2018	December 31, 2017
Deferred tax assets:
Net operating loss carryforwards	$2,963	$2,216
Other deferred tax assets	58	—
Less valuation allowance	(364)	(363)
	2,657	1,853
Deferred tax liabilities:
Net unrealized appreciation on investments	(825)	(2,809)
Basis reduction in partnership investments	(1,204)	(333)
	(2,029)	(3,142)
Net deferred tax asset (liability)	$628	$(1,289)
At December 31, 2018 and December 31, 2017, the valuation allowance on deferred tax assets was $0.4 million which represents the state tax effect of net operating losses that we do not believe we will realize through future taxable income. The Company believes it is more likely than not that there is an ability to realize its remaining deferred tax assets through future table income. Any adjustments to the Company’s valuation allowance will depend on estimates of future taxable income and will be made in the period such determination is made.
Total income tax expense (benefit) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized appreciation (depreciation) on investments for the years ended December 31, 2018, 2017, and 2016, as follows (dollars in thousands):
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Tax expense (benefit) at statutory rates	$(1,447)	$1,998	$—
State income tax expense (benefit), net of federal benefit	(266)	188	—
Tax benefit on net operating losses	—	(908)	—
Adjustment to unrealized appreciation	(159)	—	—
Other adjustments	(40)	—	—
Tax expense on permanent items	—	140	—
Revaluation for federal rate change	—	(492)	—
Revaluation for state rate change	(5)
Change in valuation allowance	1	363	—
Total tax provision (benefit), net	$(1,916)	$1,289	$—
Total income taxes are computed by applying the federal statutory rate of 21% plus an estimated blended state rate of 3.86%.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 9. Income Taxes – (continued)

For the years ended December 31, 2018, 2017 and 2016, the components of the Company’s tax provision include the following:
	For the year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Deferred tax provision (benefit)
Federal	$(1,615)	$778	$—
State	(302)	148	—
Less valuation allowance	1	363	—
Total tax provision (benefit), net	$(1,916)	$1,289	$—
Note 10. Directors’ Fees
Our independent directors receive an annual fee of  $50,000. They also receive $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and $5,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of  $10,000 and each chairman of any other committee receives an annual fee of  $5,000 for their additional services, if any, in these capacities. For the years ended December 31, 2018, 2017 and 2016, the Company recognized directors’ fees expense of  $0.4 million. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.
Note 11. Stockholders’ Equity
On September 24, 2013, we issued 8,974,420 shares of common stock to the limited partners of the Legacy Funds, in exchange for 100% of their membership interests or certain investment assets of such Legacy Funds, as the case may be. On September 30, 2013, we issued 4,000,000 shares of common stock in connection with the closing of our IPO. The shares issued in the IPO were priced at $20.00 per share. We received proceeds of  $74.25 million in the IPO, net of underwriters’ discounts and commissions of $5.75 million.
On April 13, 2015, the Company completed an underwritten offering of 3,500,000 shares of its common stock at a public offering price of  $18.32 per share. The total proceeds received in the offering net of underwriting discounts and offering costs were approximately $61.7 million. As of December 31, 2018, the Company had 16,051,547 shares of common stock outstanding.
Note 12. Summarized Financial Information of Our Unconsolidated Subsidiaries
The Company holds a control interest, as defined by the 1940 Act, in five portfolio companies that are considered significant subsidiaries under the guidance in Regulation S-X, but are not consolidated in the Company’s consolidated financial statements. Below is a brief description of each such portfolio company, along with summarized financial information as of December 31, 2018 and 2017, and for the years ended December 31, 2018, 2017, and 2016.
During the year ended December 31, 2018, the Company sold its investment in Kelle’s Transport Service, LLC and realized a loss of  $3.7 million. During the year ended December 31, 2018, the Company wrote-off its investment in On-Site Fuel Service, Inc. and realized a loss of  $16.7 million.
AAE Acquisition, LLC
AAE Acquisition, LLC, formed on May 21, 2004 as a Delaware limited liability company, is an aerial equipment rental and services business primarily serving the Gulf Coast region. The income (loss) the

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 12. Summarized Financial Information of Our Unconsolidated Subsidiaries – (continued)

Company generated from AAE Acquisition, LLC, which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation), was $1.7 million, $1.7 million, and $(1.1) million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.
CableOrganizer Acquisition, LLC
CableOrganizer Acquisition, LLC, a Delaware limited liability company that began operations on April 23, 2013, is a leading online provider of cable and wire management products. The income (loss) the Company generated from CableOrganizer Acquisition, LLC, which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation), was $(2.4) million, $1.8 million, and $1.9 million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.
Eastport Holdings, LLC
Eastport Holdings, LLC, an Ohio limited liability company organized on November 1, 2011, is a holding company consisting of marketing and advertising companies located across the U.S. The income the Company generated from Eastport Holdings, LLC, which includes all interest, dividends, PIK interest and dividends, fees, and unrealized appreciation (depreciation), was $11.4 million and $14.3 million for the years ended December 31, 2017 and December 31, 2016, respectively. On August 27, 2018, the Written Call Option associated with the Company’s investment in Eastport Holdings, LLC was exercised and, as a result of the reduced ownership percentage, is no longer considered a control investment. The income the Company generated from Eastport Holdings, LLC while it was considered a control investment from January 1, 2018 to August 27, 2018 was $2.1 million. The summarized financial information disclosed below is as of August 31, 2018 and for the eight months ended August 31, 2018 as this is the period that Eastport Holdings, LLC was considered a control investment.
Micro Precision, LLC
Micro Precision, LLC, formed on August 5, 2011 as a Delaware limited liability company, is a prime contractor supplying critical parts and mechanical assemblies to the U.S. Department of Defense as well as designer and manufacturer of locomotive air horns. The income (loss) the Company generated from Micro Precision, LLC, which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation), was $2.1 million, $0.0 million, and $1.8 million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.
Navis Holdings, Inc.
Navis Holdings, Inc., incorporated in Delaware on December 21, 2010, designs and manufactures leading machinery for the global knit and woven finishing textile industries. The income the Company generated from Navis Holdings, Inc., which includes all interest, dividends, PIK interest and PIK dividends, fees, and unrealized appreciation (depreciation) was $0.6 million, $0.7 million, and $1.9 million for the years ended December 31, 2018, December 31, 2017, and December 31, 2016, respectively.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 12. Summarized Financial Information of Our Unconsolidated Subsidiaries – (continued)

The summarized unaudited financial information of our unconsolidated subsidiaries was as follows (dollars in thousands):
	As of
Balance Sheets – AAE Acquisition, LLC	December 31, 2018	December 31, 2017
Current assets	$7,277	$6,712
Noncurrent assets	22,994	27,668
Total assets	$30,271	$34,380
Current liabilities	$53,939	$2,897
Noncurrent liabilities	2,122	51,428
Total liabilities	$56,061	$54,325
Total deficit	$(25,790)	$(19,945)

	For the year ended
Statements of Operations – AAE Acquisition, LLC	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$27,162	$26,677	$28,352
Cost of goods sold	20,098	20,265	22,402
Gross profit	$7,064	$6,412	$5,950
Other expenses	$12,768	$11,916	$11,812
Net loss before income taxes	(5,704)	(5,504)	(5,862)
Income tax provision	—	—	—
Net loss	$(5,704)	$(5,504)	$(5,862)

	As of
Balance Sheets – CableOrganizer Acquisition, LLC	December 31, 2018	December 31, 2017
Current assets	$2,987	$5,182
Noncurrent assets	8,459	8,354
Total assets	$11,446	$13,536
Current liabilities	$13,094	$5,205
Noncurrent liabilities	—	12,346
Total liabilities	$13,094	$17,551
Total deficit	$(1,648)	$(4,015)

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 12. Summarized Financial Information of Our Unconsolidated Subsidiaries – (continued)

	For the year ended
Statements of Operations – CableOrganizer Acquisition, LLC.	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$18,115	$27,133	$23,277
Cost of goods sold	12,183	19,819	15,715
Gross profit	$5,932	$7,314	$7,562
Other expenses	$7,960	$10,690	$10,344
Net loss before income taxes	(2,028)	(3,376)	(2,782)
Income tax provision	—	—	—
Net loss	$(2,028)	$(3,376)	$(2,782)

	As of
Balance Sheets – Eastport Holdings, LLC	August 31, 2018	December 31, 2017
Current assets	$99,483	$94,396
Noncurrent assets	185,292	180,266
Total assets	$284,775	$274,662
Current liabilities	$163,085	$153,182
Noncurrent liabilities	60,939	56,272
Total liabilities	$224,024	$209,454
Total equity	$60,751	$65,208

	For the eight months ended August 31, 2018	For the year ended
Statements of Operations – Eastport Holdings, LLC		December 31, 2017	December 31, 2016
Net sales	$373,943	$510,400	$499,986
Cost of goods sold	267,395	364,605	377,036
Gross profit	$106,548	$145,795	$122,950
Other expenses	$103,811	$135,597	$111,677
Net income before income taxes	2,737	10,198	11,273
Income tax provision	335	278	—
Net income	$2,402	$9,920	$11,273

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 12. Summarized Financial Information of Our Unconsolidated Subsidiaries – (continued)

	As of
Balance Sheets – Micro Precision, LLC	December 31, 2018	December 31, 2017
Current assets	$5,880	$6,187
Noncurrent assets	19,436	15,864
Total assets	$25,316	$22,051
Current liabilities	$7,712	$6,511
Noncurrent liabilities	13,961	15,790
Total liabilities	$21,673	$22,301
Total equity (deficit)	$3,643	$(250)

	For the year ended
Statements of Operations – Micro Precision, LLC	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$12,083	$14,053	$17,788
Cost of goods sold	6,595	8,677	12,183
Gross profit	$5,488	$5,376	$5,605
Other expenses	$5,562	$6,590	$6,836
Net loss before income taxes	(74)	(1,214)	(1,231)
Income tax provision	—	—	—
Net loss	$(74)	$(1,214)	$(1,231)

	As of
Balance Sheets – Navis Holdings, Inc.	December 31, 2018	December 31, 2017
Current assets	$5,868	$4,723
Noncurrent assets	5,145	2,162
Total assets	$11,013	$6,885
Current liabilities	$5,542	$2,463
Noncurrent liabilities	8,060	6,738
Total liabilities	$13,602	$9,201
Total deficit	$(2,589)	$(2,316)

	For the year ended
Statements of Operations – Navis Holdings, Inc.	December 31, 2018	December 31, 2017	December 31, 2016
Net sales	$14,305	$13,947	$17,803
Cost of goods sold	8,456	8,729	10,933
Gross profit	$5,849	$5,218	$6,870
Other expenses	$5,977	$4,684	$5,070
Net income (loss) before income taxes	(128)	534	1,800
Income tax provision	20	1,185	701
Net income (loss)	$(148)	$(651)	$1,099

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 13. Earnings Per Share
In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share. For the years ended December 31, 2018 and 2017, 3.3 million in convertible shares related to the 2022 Convertible Notes were considered anti-dilutive. For the year ended December 31, 2016, there were no potentially dilutive shares.
The following information sets forth the computation of the weighted average basic and diluted net increase (decrease) in net assets per share resulting from operations for the years ended December 31, 2018, 2017 and 2016 (dollars in thousands, except share and per share data):
	For the year ended
Basic and diluted	December 31, 2018	December 31, 2017	December 31, 2016
Net increase (decrease) in net assets resulting from operations	$(16,026)	$(6,984)	$9,152
Weighted average common stock outstanding – basic and diluted	15,993,436	15,903,167	15,819,175
Net increase (decrease) in net assets per share resulting from operations – basic and diluted	$(1.00)	$(0.44)	$0.58
Note 14. Distributions
The Company’s distributions are recorded as payable on the declaration date. Stockholders have the option to receive payment of the distribution in cash, shares of common stock, or a combination of cash and common stock.
The following tables summarize the Company’s distribution declarations during the years ended December 31, 2018, 2017 and 2016 (in thousands, except share and per share data):
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 2, 2018	January 22, 2018	January 30, 2018	$0.0833	$1,275	7,280	$54
January 2, 2018	February 20, 2018	February 27, 2018	0.0833	1,275	8,076	54
January 2, 2018	March 23, 2018	March 29, 2018	0.0833	1,274	7,631	56
April 2, 2018	April 19, 2018	April 27, 2018	0.0833	1,278	7,006	53
April 2, 2018	May 22, 2018	May 30, 2018	0.0833	1,277	6,875	54
April 2, 2018	June 20, 2018	June 28, 2018	0.0833	1,280	6,591	52
July 2, 2018	July 23, 2018	July 30, 2018	0.0833	1,279	6,515	53
July 2, 2018	August 23, 2018	August 30, 2018	0.0833	1,277	6,699	56
July 2, 2018	September 20, 2018	September 27, 2018	0.0833	1,249	10,066	84
October 1, 2018	October 23, 2018	October 30, 2018	0.0833	1,249	10,918	85
October 1, 2018	November 21, 2018	November 29, 2018	0.0833	1,249	11,342	86
October 1, 2018	December 20, 2018	December 28, 2018	0.0833	1,255	11,317	82
Total Distributions Declared and Distributed for 2018			$1.00	$15,217	100,316	$769

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 14. Distributions – (continued)

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 3, 2017	January 20, 2017	January 30, 2017	$0.1300	$1,993	5,304	$70
January 3, 2017	February 20, 2017	February 27, 2017	0.1300	1,993	5,195	70
January 3, 2017	March 23, 2017	March 30, 2017	0.1300	1,998	4,948	67
April 3, 2017	April 19, 2017	April 27, 2017	0.1300	1,996	5,164	69
April 3, 2017	May 23, 2017	May 29, 2017	0.1300	1,990	5,880	76
April 3, 2017	June 21, 2017	June 29, 2017	0.1300	1,969	7,959	97
July 3, 2017	July 21, 2017	July 28, 2017	0.1300	1,995	5,889	73
July 3, 2017	August 23, 2017	August 30, 2017	0.1300	1,957	13,162	111
July 3, 2017	September 20, 2017	September 28, 2017	0.1300	1,989	9,085	80
October 2, 2017	October 23, 2017	October 30, 2017	0.0833	1,280	5,876	48
October 2, 2017	November 21, 2017	November 29, 2017	0.0833	1,278	6,856	49
October 2, 2017	December 20, 2017	December 28, 2017	0.0833	1,273	7,868	55
Total Distributions Declared and Distributed for 2017			$1.42	$21,711	83,186	$865

Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Share Value
January 4, 2016	January 22, 2016	January 28, 2016	$0.1567	$2,392	8,135	$80
January 4, 2016	February 19, 2016	February 26, 2016	0.1567	2,405	7,076	70
January 4, 2016	March 22, 2016	March 30, 2016	0.1567	2,397	7,079	77
April 1, 2016	April 22, 2016	April 28, 2016	0.1567	2,392	6,625	85
April 1, 2016	May 23, 2016	May 30, 2016	0.1567	2,372	8,147	104
April 1, 2016	June 21, 2016	June 29, 2016	0.1567	2,369	8,229	108
July 1, 2016	July 22, 2016	July 29, 2016	0.1567	2,382	7,025	98
July 1, 2016	August 22, 2016	August 30, 2016	0.1567	2,391	6,256	90
July 1, 2016	September 22, 2016	September 29, 2016	0.1567	2,380	8,242	101
September 22, 2016	October 21, 2016	October 28, 2016	0.1300	1,977	6,619	82
September 22, 2016	November 21, 2016	November 29, 2016	0.1300	1,926	11,384	136
September 22, 2016	December 21, 2016	December 29, 2016	0.1300	1,989	5,883	72
Total Distributions Declared and Distributed for 2016			$1.80	$27,372	90,700	$1,103

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 15. Financial Highlights
The following is a schedule of financial highlights for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 (dollars in thousands, except share and per share data):
	For the year ended December 31,
	2018	2017	2016	2015	2014
Per share data:
Net asset value at beginning of year	$13.91	$15.79	$17.04	$18.56	$20.71
Net investment income(1)	1.00	0.98	1.84	1.67	1.54
Net realized gain (loss) on investments(1)	(2.18)	(1.52)	(1.44)	0.35	0.06
Net unrealized appreciation (depreciation) on investments(1)	(0.37)	0.44	0.35	(1.11)	(1.87)
Net unrealized appreciation (depreciation) on Written Call Option(1)	0.43	(0.26)	(0.17)	—	—
Tax benefit (provision)(1)	0.12	(0.08)	—	—	—
Distributions declared from net investment income	(1.00)	(1.42)	(1.80)	(1.88)	(1.88)
Distributions declared from net realized gains	—	—	—	(0.50)	—
Issuance of common stock	—	—	—	(0.15)	—
Accretive impact of stock repurchase	—	—	—	0.13	—
Other(7)	(0.03)	(0.02)	(0.03)	(0.03)	—
Net asset value at end of year	$11.88	$13.91	$15.79	$17.04	$18.56
Net assets at end of year	$190,644	$221,887	$250,582	$268,802	$240,837
Shares outstanding at end of year	16,051,547	15,951,231	15,868,045	15,777,345	12,974,420
Per share market value at end of year	$7.17	$7.28	$12.93	$12.08	$17.87
Total return based on market value(2)	12.14%	(35.68)%	24.07%	(20.43)%	(0.85)%
Ratio/Supplemental data:
Ratio of net investment income to average net assets	7.60%	6.54%	11.32%	9.55%	7.78%
Ratio of incentive fee, net of incentive fee waiver, to average net assets(6)	0.12%	0.15%	2.01%	1.88%	1.11%
Ratio of interest and financing expenses to average net assets	8.20%	7.94%	7.68%	7.17%	5.21%
Ratio of loss on extinguishment of debt to average net assets	—%	1.15%	—%	—%	—%
Ratio of tax (benefit) provision to average net assets	(0.91)%	0.54%	—%	—%	—%
Ratio of other operating expenses net of management fee waiver to average net assets(8)	6.52%	5.75%	5.61%	5.52%	5.20%
Ratio of total expenses including tax provision, net of fee waivers to average net assets(6)(8)	13.93%	15.53%	15.30%	14.57%	11.52%
Portfolio turnover rate(3)	22.69%	16.34%	21.33%	25.99%	18.62%
Average debt outstanding(4)	$302,420	$325,314	$356,758	$324,824	$255,268
Average debt outstanding per common share	$18.84	$20.39	$22.48	$20.59	$19.67
Asset coverage ratio per unit(5)	$2,391	$2,630	$2,592	$2,465	$1,788

(1)
Based on daily weighted average balance of shares outstanding during the period.

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 15. Financial Highlights – (continued)

(2)
Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s DRIP. Total investment return does not reflect brokerage commissions.

(3)
Portfolio turnover rate is calculated using the lesser of year-to-date sales or year-to-date purchases over the average of the invested assets at fair value.

(4)
Based on daily weighted average balance of debt outstanding during the period.

(5)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. We have excluded our SBA-guaranteed debentures from the asset coverage calculation as of December 31, 2018, 2017, 2016, and 2015 pursuant to the exemptive relief granted by the SEC in June 2014 that permits us to exclude such debentures from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(6)
The ratio of waived incentive fees to average net assets was 0.00%, 0.40%, 0.65%, and 0.40% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively. There were no waived incentive fees for the year ended December 31, 2014.

(7)
Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.

(8)
The ratio of waived management fees to average net assets was 0.09% for the year ended December 31, 2014. There were no waived management fees for the years ended December 31, 2018, 2017, 2016 and 2015.

Note 16. Selected Quarterly Financial Data (Unaudited)
	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total investment income	$11,308	$11,530	$11,882	$12,572
Net investment income	$3,501	$3,851	$4,231	$4,438
Net increase (decrease) in net assets resulting from operations	$(9,201)	$(11,916)	$4,948	$141
Net investment income per share(1)	$0.22	$0.24	$0.26	$0.28
Net increase (decrease) in net assets resulting from operations per share(1)	$(0.57)	$(0.74)	$0.31	$0.01
Net asset value per share at end of period	$11.88	$12.71	$13.71	$13.66

CAPITALA FINANCE CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2018

Note 16. Selected Quarterly Financial Data (Unaudited) – (continued)

	For the quarter ended
(Dollars in thousands, except per share data)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total investment income	$11,600	$12,312	$12,362	$14,815
Net investment income	$4,220	$4,410	$703	$6,191
Net increase (decrease) in net assets resulting from operations	$(587)	$(5,753)	$(5,525)	$4,881
Net investment income per share(1)	$0.26	$0.28	$0.04	$0.39
Net increase (decrease) in net assets resulting from operations per share(1)	$(0.04)	$(0.36)	$(0.35)	$0.31
Net asset value per share at end of period	$13.91	$14.21	$14.97	$15.71

(1)
Calculated based on weighted average shares outstanding during the quarter.

Note 17. Subsequent Events
Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would be required to be recognized in the consolidated financial statements as of December 31, 2018.
Distributions
On January 2, 2019, the Company’s Board declared normal monthly distributions for January, February, and March of 2019 as set forth below:
Date Declared	Record Date	Payment Date	Distributions per Share
January 2, 2019	January 24, 2019	January 30, 2019	$0.0833
January 2, 2019	February 20, 2019	February 27, 2019	$0.0833
January 2, 2019	March 21, 2019	March 28, 2019	$0.0833
Portfolio Activity
On January 4, 2019, the Company invested $9.2 million in first lien debt and $0.9 million in membership units of Reliant Account Management, LLC.
On February 1, 2019, the Company invested $3.8 million in second lien debt of AAE Acquisition, LLC.
On February 27, 2019, the Company sold its warrants in B&W Quality Growers, LLC for $5.9 million.
Borrowings
On February 22, 2019, the Company completed an amendment to its Credit Facility that reduced its minimum net asset value to $150.0 million and reduced the minimum required asset coverage ratio to 2:1 debt-to-equity.
On March 1, 2019, the Company prepaid $15.7 million in outstanding SBA debentures for Fund II and relinquished the related SBIC license.

Capitala Finance Corp.
Up to $50,000,000
Common Stock

PROSPECTUS SUPPLEMENT

Jefferies
December 31, 2019